EXHIBIT 10.45
801 & 887 GREAT NORTHERN WAY
SALE AND PURCHASE AGREEMENT
BETWEEN
QLT INC.
560677 B.C. LTD.
630321 B.C. LTD.
AND
DISCOVERY PARKS HOLDINGS INC.
May 15, 2008

Article 1 Interpretation	2
1.1 Definitions	2
1.2 General Principles	6
1.3 Schedules	7

Article 2 Purchase and Sale	7
2.1 Agreement of Purchase and Sale	7
2.2 Payment of Purchase Price	7
2.3 Deposit	8
2.4 Allocation of Purchase Price	9
2.5 Purchase of Shares	9

Article 3 Documents, Inspection and Confidentiality	9
3.1 Project Documents	9
3.2 Confidentiality	9
3.3 Inspection	10
3.4 Authorization	10

Article 4 General Covenants	10
4.1 Covenants of the Vendors	10
4.2 Leasing Activity	11
4.3 Estoppel Certificates	12
4.4 Approved Service Contracts	12
4.5 Competition Act	12
4.6 QLT Lease	13

Article 5 Risk	13
5.1 Risk and Purchaser’s Election	13
5.2 Insurance Proceeds	14

Article 6 Adjustments and Related Matters	14
6.1 Adjustments	14
6.2 Further Adjustments	15
6.3 Adjustment Determination	15
6.4 Tenant Inducements and Rent-Free Periods	15

Article 7 Possession	16
7.1 Possession	16

Article 8 Representations and Warranties	16
8.1 Vendors’ Representations and Warranties	16
8.2 Survival of Warranties and Representations	20
8.3 As Is, Where Is	20
8.4 Purchaser’s Representations and Warranties	21

-ii-

Article 9 Conditions Precedent	21
9.1 Purchaser’s Conditions Precedent	21
9.2 Purchaser’s Closing Conditions	23
9.3 Satisfaction of Conditions Precedent	24
9.4 Vendors’ Conditions Precedent	24
9.5 Vendors’ Closing Conditions	24
9.6 Nature of Conditions	25

Article 10 Closing	26
10.1 Closing	26
10.2 Vendors’ Closing Documents	26
10.3 Purchaser’s Closing Documents	27
10.4 Form of Documents	28
10.5 Payment in Trust	28
10.6 Registration	28
10.7 Closing	28
10.8 Concurrent Requirements	29
10.9 Discharge of Encumbrances by Vendors	29
10.10 Delivery of Project Documents	29
10.11 Goods and Services and Social Services Tax	30
10.12 Purchaser Financing	30

Article 11 General	31
11.1 Further Assurances	31
11.2 Survival	31
11.3 Entire Agreement	31
11.4 Notices	31
11.5 Fees	32
11.6 Real Estate Commissions	33
11.7 Time	33
11.8 Tender	33
11.9 Assignment	34
11.10 Enurement	34
11.11 Counterparts	34
11.12 Execution	34

SCHEDULE A ASSIGNMENT OF APPROVED SERVICE CONTRACTS	A-1
SCHEDULE B ASSIGNMENT OF LEASES	B-1
SCHEDULE C LANDS AND REGISTERED CHARGES	C-1
SCHEDULE D ESTOPPEL CERTIFICATE	D-1
SCHEDULE E PROJECT DOCUMENTS	E-1
SCHEDULE F NOT USED	F-1
SCHEDULE G EXCLUDED ASSETS	G-1
SCHEDULE H QLT LEASE — PRINCIPAL TERMS AND CONDITIONS	H-1

SALE AND PURCHASE AGREEMENT
THIS AGREEMENT dated for reference May ___, 2008,
BETWEEN:
QLT INC. (“QLT”)
560677 B.C. LTD. (the “Lot F Nominee”)
630321 B.C. LTD. (the “Lot 1 Nominee”)
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5
(the Lot F Nominee and the Lot 1 Nominee are together, the “Nominees”, and QLT and the Nominees are together, the “Vendors”)
AND:
DISCOVERY PARKS HOLDINGS INC.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6
(the “Purchaser”)
     WITNESSES THAT WHEREAS:
A. QLT is the sole beneficial owner and the Lot F Nominee is the registered owner of the Lot F Property;
B. QLT is the sole beneficial owner and the Lot 1 Nominee is the registered owner of the Lot 1 Property; and
C. The Vendors have agreed to sell and the Purchaser has agreed to purchase the Purchased Assets, upon and subject to the terms and conditions set forth in this Agreement;
     NOW THEREFORE in consideration of the premises and other good and valuable consideration given by each of the parties hereto to each of the others (the receipt and sufficiency of which are hereby acknowledged by each of them), the parties hereto covenant and agree as follows:

ARTICLE 1
INTERPRETATION
1.1 Definitions
In this Agreement:
“Approved Financial Institution” means any one of the five largest (by assets) Canadian Schedule I Chartered Banks or HSBC Bank Canada, as selected by the Purchaser;
“Approved Service Contracts” means:
(a)	Natural Gas Supply and Management Services Agreement dated May 1, 2003 among QLT and Direct Energy Marketing Limited;

(b)	HVAC Service Agreement dated December 17, 2007 among QLT and Trane British Columbia; and

(c)	those of the remaining Service Contracts that the Purchaser has approved in writing on or before the date set out in Section 9.1(b) for satisfaction or waiver of the conditions referred to in Section 9.1(b);
“Assignment of Approved Service Contracts” means an assignment substantially in the form attached as Schedule A hereto with the blanks completed as appropriate;
“Assignment of Leases” means an assignment substantially in the form attached as Schedule B hereto with the blanks completed as appropriate;
“Building” means all buildings and other improvements on the Lot F Property including without limitation all plant, appurtenances, fixtures (including fixed machinery and fixed equipment), structures and Mechanical Systems situate in or on or forming part of such lands or of such buildings or other improvements, but excluding the Excluded Assets;
“Business Day” means a day which is not a Saturday, Sunday or statutory holiday (as defined in the Employment Standards Act (British Columbia)) in Vancouver, British Columbia;
“Closing Date” means the 20th day following the later of:
(a)	the date the conditions referred to in Section 9.1(b) have been satisfied or waived by the Purchaser; and

(b)	the date the conditions referred to in Section 9.4(a) have been satisfied or waived by the Vendors;
or if the LTO is not open for business on such date, then the day next following such date on which the LTO is open for business;

“Commissioner” means the Commissioner of Competition appointed under the Competition Act;
“Competition Act” means the Competition Act (Canada);
“Declarations of Trust” means, together:
(a)	the declaration of trust in respect of the Lot F Property made on December 3, 1998 between the Lot F Nominee and QLT; and

(b)	the declaration of trust in respect of the Lot 1 Property made on August 29, 2001 between the Lot 1 Nominee and QLT;
“Deposit” means the deposit referred to in Section 2.2(a);
“Development Permit” means the development permit for the Lot 1 Property issued by the City of Vancouver numbered DE 407227;
“Environment” means all components of the earth including, without limitation, all layers of the atmosphere, air, land, soil, water, organic or inorganic matter and living organisms, and the interacting natural systems that include the components referred to in this definition;
“Environmental Laws” means all Laws relating, in whole or in part, to the enhancement or protection of the Environment, occupational safety, product liability, public health, public safety and the transportation of dangerous goods;
“Estoppel Certificate” means a certificate substantially in the form set out in Schedule D hereto or in any other form or forms which may be required under the terms of any of the Leases;
“Excluded Assets” means the fixtures, equipment and chattels described in Schedule G hereto, and the leasehold improvements and trade fixtures of Tenants under Leases;
“Form A Transfers” has the meaning given in Section 10.2(b);
“GST” has the meaning given in Section 10.11;
“GST Certificate” has the meaning given in Section 10.11;
“Hazardous Waste” means “hazardous waste” as defined in the Environmental Management Act (British Columbia) and in the Hazardous Waste Regulation under the Environmental Management Act;
“Included Chattels” means all goods, equipment and chattels located in the Building, but excluding the Excluded Assets;
“Laws” means all constitutions, treaties, laws, statutes, codes, ordinances, orders, decrees, rules, regulations and municipal bylaws, whether domestic, foreign or international, any judgments, orders, writs, injunctions, decisions, rulings, decrees, and awards of any governmental authority, and any policies, voluntary restraints, practices or guidelines of any governmental authority and including, without limitation, any principals of common law and equity;
“Leases” means all leases, agreements to lease, licences and other rights in existence on the date of this Agreement, either written or oral, copies or details of which are delivered to the Purchaser as part of the Project Documents, together with any further leases, agreements to lease and licences entered into by the Vendors or either of them in accordance with Section 4.2;
“Lot F Property” means the lands and premises located at 887 Great Northern Way, Vancouver, British Columbia and legally described in Schedule C hereto, but excluding the Excluded Assets;
“Lot 1 Property” means the lands and premises located at 801 Great Northern Way, Vancouver, British Columbia, legally described in Schedule C hereto, but excluding the Excluded Assets;
“LTO” means the Land Title Office at New Westminster, British Columbia;
“Mechanical Systems” means all systems within the Lot F Property of a mechanical nature including without limitation all heating, plumbing, electrical, ventilation, drainage, elevators or other mechanical lifting devices and air conditioning systems, but excluding the Excluded Assets;
“Notice” means any claim, citation, directive, litigation, investigation, letter or other communication, written or oral, actual or threatened, from any person;
“Permitted Encumbrances” means:
(a)	the encumbrances in respect of each of the Lot F Property and the Lot 1 Property described in Schedule C hereto;

(b)	the Leases;

(c)	any leases or agreements to lease, or modifications or extensions to Leases entered into by the Vendors in accordance with Section 4.2;

(d)	the QLT Lease to be entered into in accordance with Section 4.6;

(e)	the rights reserved to or vested in or deemed to be reserved to or vested in any governmental or public authority pursuant to any Crown Grants(s) applicable to the Lot F Property or the Lot 1 Property or pursuant to any applicable statutory provisions; and

(f)	any other liens, charges or encumbrances expressly permitted in writing by the Purchaser;

“Project Documents” means all information in the Vendors’ control or possession, that would be normally provided in a transaction of the nature contemplated herein, including the information contemplated in Schedule E attached hereto to the extent the same is in the Vendors’ control or possession;
“Properties” means the Lot F Property, the Building and the Lot 1 Property, but excluding the Excluded Assets;
“Purchase Price” means the sum of Sixty-Eight Million Five Hundred Thousand Canadian dollars ($68,500,000.00), which is exclusive of any applicable goods and services taxes, provincial sales taxes and provincial social services taxes;
“Purchased Assets” means:
(a)	the beneficial interest of QLT in the Properties;

(b)	the registered interest of the Nominees in the Properties;

(c)	the Included Chattels;

(d)	the Mechanical Systems;

(e)	the benefit of the Leases;

(f)	the benefit of the Approved Service Contracts; and

(g)	the interest of the Vendors in the Project Documents (including the Development Permit) to the extent transferrable;
but excludes the Excluded Assets;
“Purchaser’s Solicitors” means Fraser Milner Casgrain LLP;
“QLT Lease” has the meaning given in Section 4.6;
“Service Contracts” means all service contracts and agreements to enter into service contracts together with all modifications, extensions, renewals, and assignments thereof, both written and oral, made by or on behalf of the Vendors relating to the management, servicing, repair and cleaning of the Lot F Property, Building or Included Chattels or the furnishing of supplies or services thereto;
“Shares” means all of the issued and outstanding shares in the capital stock of each of the Nominees;
“Short Form QLT Lease” has the meaning given in Section 4.6;
“Tenants” means the tenants and licensees under the Leases; and
“Vendors’ Solicitors” means Farris, Vaughan, Wills & Murphy LLP.

1.2 General Principles
     For the purposes of this Agreement:
(a)	“this Agreement” means this Agreement, including the Schedules hereto, as the same may be supplemented or amended and in effect from time to time;

(b)	except as otherwise expressly provided in this Agreement, any reference in this Agreement to an Article, a Section, paragraph, subparagraph or Schedule is a reference to the appropriate Article, Section, paragraph, subparagraph or Schedule in or to this Agreement;

(c)	if any provision of this Agreement or any part hereof is found or determined to be invalid it will be severable and severed from this Agreement and the remainder of this Agreement will be construed as if such invalid provision or part had been deleted from this Agreement;

(d)	this Agreement and all matters arising hereunder will be governed by and construed in accordance with the laws of British Columbia, which will be deemed to be the proper law hereof, and the courts of British Columbia will have the non-exclusive jurisdiction to entertain and determine all claims and disputes arising out of or in any way connected with this Agreement (subject to any arbitration provisions hereof) and the validity, existence and enforceability hereof;

(e)	the headings used in this Agreement are for convenience only and do not form part of this Agreement and shall not in any way affect, limit, amplify or modify the terms hereof or the interpretation, scope or intent thereof;

(f)	the words “herein”, “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular Article, Section, paragraph, subparagraph or other subdivision or Schedule hereof;

(g)	the word “including”, when following any general statement, term or matter, will not be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, but will be construed to refer to all other items or matters that could reasonably fall within the scope of such general statement, term or matter, whether or not non-limiting language (such as “without limitation”, “but not limited to” or words of similar import) is used with reference thereto;

(h)	words importing the masculine gender include the feminine or neuter gender and words in the singular include the plural, and vice versa;

(i)	any reference to a statute includes and is a reference to such statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statutes or any regulations that may be passed which have the effect of supplementing or superseding such statutes or regulations;

(j)	all references to monetary amounts in this Agreement are references to Canadian dollars;

(k)	any action to be taken pursuant to this Agreement on a day that is not a Business Day shall be taken on the next succeeding Business Day; and

(l)	if any party to this Agreement is comprised of more than one legal entity all of the obligations and liabilities of that party shall be the joint and several obligations and liabilities of each legal entity comprising such party.
1.3 Schedules
     The following are the Schedules to this Agreement each of which is an integral part hereof:
Schedule A     Assignment of Approved Service Contracts
Schedule B     Assignment of Leases
Schedule C     Lands and Registered Charges
Schedule D     Estoppel Certificate
Schedule E     Project Documents
Schedule F     NOT USED
Schedule G     Excluded Assets
Schedule H     QLT Lease — Principal Terms and Conditions
ARTICLE 2
PURCHASE AND SALE
2.1 Agreement of Purchase and Sale
     Subject to the terms and conditions of this Agreement and based on the warranties and representations herein contained, the Vendors agree to sell and the Purchaser agrees to purchase the Purchased Assets on the Closing Date for the Purchase Price.
2.2 Payment of Purchase Price
     The Purchaser shall pay the Purchase Price for the Purchased Assets as follows:
(a)	by way of a deposit of Two Million Canadian Dollars ($2,000,000.00) paid to the Vendors’ Solicitors as follows:
(i)	the sum of Seven Hundred and Fifty Thousand Canadian Dollars ($750,000.00) by payment of such amount within two (2) Business Days after the date of execution and delivery of this Agreement by both parties; and

(ii)	the sum of One Million Two Hundred and Fifty Thousand Canadian Dollars ($1,250,000.00) by payment of such amount on the date the conditions referred to in Section 9.1(b) have been satisfied or waived by the Purchaser;
and if the Purchaser defaults in paying when due all or any part of such deposit then, at the option of the Vendors, the Vendors shall have no further obligations under this Agreement and the Deposit and all interest thereon shall be paid to the Vendors pursuant to Section 2.3(d); and

(b)	by payment of the balance of the Purchase Price to the Vendors on the Closing Date as provided in Article 10 and, if applicable, Section 11.8.
2.3 Deposit
     The Vendors’ Solicitors shall hold the Deposit as a stakeholder and shall deposit each instalment of the Deposit in an Approved Financial Institution in an interest bearing trust account forthwith following receipt thereof and shall pay the Deposit and such interest as may be paid thereon by the Approved Financial Institution only as directed in writing by the Vendors and the Purchaser or their respective solicitors or as directed by a court of competent jurisdiction. The Vendors and the Purchaser agree that the Deposit and such interest as may be paid thereon by the Approved Financial Institution shall be paid as follows (subject to any applicable withholding tax):
(a)	to the Vendors on account of the Purchase Price contemporaneously with the completion of the transactions contemplated by this Agreement, with all interest paid to the Purchaser;

(b)	to the Purchaser together with all interest if any of the conditions referred to in Section 9.1 or Section 9.4 are neither satisfied nor waived within the time provided, without prejudice to any other rights of the parties under this Agreement, or if the Purchaser elects not to complete the purchase pursuant to Section 5.1;

(c)	to the Purchaser together with all interest if the transactions contemplated by this Agreement are not completed by reason of any of the conditions referred to in Section 9.2 being neither satisfied nor waived or by reason of the Vendors’ default hereunder, but without prejudice to any other rights of the Purchaser under or pursuant to this Agreement; and

(d)	to the Vendors together with all interest if the transactions contemplated by this Agreement are not completed by reason of any of the conditions referred to in Section 9.5 being neither satisfied nor waived or by reason of the Purchaser’s default hereunder, such payment being on account of the Vendor’s damages, but without prejudice to any other rights of the Vendors under or pursuant to this Agreement.

2.4 Allocation of Purchase Price
     The Vendors and the Purchaser acknowledge and agree that the Purchase Price will be allocated among the Purchased Assets in a manner to be settled by the Vendors and the Purchaser within fifty (50) days following the date of execution of this Agreement by both parties.
2.5 Purchase of Shares
     The Purchaser shall have the right to elect by notice in writing to the Vendors given at any time within ten (10) Business Days after the date of execution of this Agreement by both parties, to acquire all of the issued and outstanding shares in the capital stock of each of the Nominees for the additional sum of Ten Dollars ($10.00) instead of acquiring the Nominees’ registered titles to the Properties which they each hold as nominee and bare trustee for QLT pursuant to the Declarations of Trust, provided that if such election is made, then the Vendors and the Purchaser shall have until 5:00 p.m. (Vancouver time) on the date referred to in Section 9.1(a) to execute and deliver an amending agreement satisfactory in form and substance to the Vendors and the Purchaser amending this Agreement to reflect the purchase of such shares in a manner satisfactory to the parties, each acting reasonably, failing which, unless the parties otherwise agree in writing, the Purchaser shall have no right to acquire such shares and notwithstanding such election there shall be no change in the Purchase Price or in the transactions contemplated by this Agreement or in the parties’ rights and obligations with respect thereto.
ARTICLE 3
DOCUMENTS, INSPECTION AND CONFIDENTIALITY
3.1 Project Documents
(a)	The Vendors shall, within three (3) Business Days after the date of execution of this Agreement by both parties, deliver to the Purchaser or make available for the inspection of the Purchaser, as the case may be, as set out in Schedule E, all Project Documents or true and complete copies thereof (to the extent that the Vendors have not already provided copies of such material to the Purchaser). Thereafter, the Vendors shall forthwith deliver to the Purchaser all such further information respecting the Project Documents or the Properties that is reasonably requested by the Purchaser and is within the control or possession of the Vendors.

(b)	The Purchaser acknowledges and agrees that the Vendors shall not have any liability for any errors, omissions or inaccuracies in any of the Project Documents that are studies, reports or other documents prepared by third parties, except to the extent of any express representation, warranty, covenant or agreement of the Vendors contained in this Agreement and subject to Section 8.2.
3.2 Confidentiality
     Each party agrees to cause its respective directors, officers, employees, agents and advisors to keep in strict confidence this Agreement (and, in the case of the Purchaser only, all information with respect to the Properties including the Project Documents) until such time as the transactions contemplated by this Agreement are completed, unless otherwise required by law, including applicable securities laws and/or the rules and policies of any applicable stock exchange. If the transactions contemplated by this Agreement are not completed for any reason, this obligation of the parties shall continue and all materials delivered by the Vendors to the Purchaser hereunder shall, upon request, forthwith be returned to the Vendors by the Purchaser. Each party, without limiting its obligations hereunder, may disclose this information, on a strictly confidential basis, to its respective professional advisers, consultants and, in the case of the Purchaser, any lenders and/or co-investors proposing to finance and/or invest in the acquisition of the Purchased Assets.
3.3 Inspection
     The Purchaser and its advisors shall be entitled, upon reasonable notice to the Vendors and in accordance with the Vendors’ reasonable requirements as to security, to enter the Properties and the Building (subject to the rights of Tenants) and to carry out investigations, tests and studies of the Properties, the Building and the Mechanical Systems. The Purchaser agrees to and shall indemnify and hold harmless the Vendors and each of them from any and all costs, expenses, liability, injury, loss or damage arising out of such entry or any acts, investigations or tests carried out on the Properties pursuant thereto. In carrying out such investigations, tests and studies, the Purchaser shall use all reasonable efforts not to disrupt or unduly interfere with the business or operations of QLT or Tenants carried on within the Properties.
3.4 Authorization
     The Vendors hereby expressly authorize the Purchaser and its agents, consultants and advisors to meet with or correspond with the appropriate statutory or governmental authorities for the purpose of verifying the accuracy of the warranties and representations of the Vendors contained in this Agreement, including but not limited to compliance with laws, bylaws, regulations and assessments. The Vendors will promptly at the Purchaser’s request execute and deliver any authorizations reasonably required by the Purchaser to authorize the statutory or governmental authorities to release such information to the Purchaser.
ARTICLE 4
GENERAL COVENANTS
4.1 Covenants of the Vendors
     The Vendors shall:
(a)	from and after the date of this Agreement to the Closing Date, maintain the Properties in their present condition, reasonable wear and tear excepted, and, subject to Article 5, do or cause to be done all necessary repairs and maintenance as required to effect same, take all reasonable care to protect and safeguard the Properties, and operate and otherwise deal with the Properties as a careful and prudent owner would do and in such a manner that the warranties and representations in Section 8.1 remain true and correct in all material respects;

provided that the Vendors shall not be obliged to make capital repairs to the Properties except in case of emergency;

(b)	maintain in full force and effect the existing insurance coverage in respect of the Properties until the Closing Date;

(c)	observe and perform all of the landlord’s obligations under the Leases and diligently enforce all of the landlord’s rights and remedies thereunder;

(d)	take or cause to be taken all proper steps and actions and corporate proceedings to enable the Vendors to vest a good and marketable title to the Purchased Assets in the Purchaser free and clear of all liens, encumbrances, defects in title, equities or claims of every nature and kind except for Permitted Encumbrances and to enable the Vendors to carry out the sale of the Purchased Assets and to execute and deliver this Agreement as valid and binding obligations of the Vendors;

(e)	maintain in all material respects present levels of consumable supplies and spare parts in the Building until the Closing Date;

(f)	pay, on or before the due date, all municipal taxes, local improvement taxes, rates, levies and assessments of every nature or kind with respect to the Properties for the 2008 calendar year that become due and payable before the Closing Date; and

(g)	as of the Closing Date, cancel or terminate at its expense all Service Contracts other than Approved Service Contracts.
4.2 Leasing Activity
(a)	The Purchaser agrees that in the period following the date of execution of this Agreement by both parties and up to the date for satisfaction or waiver of the conditions referred to in Section 9.1(b), the Vendors may carry on their leasing program for the Lot F Property and the Building. The Vendors agree that they will not enter into any binding commitments with Tenants or prospective tenants for the Lot F Property and the Building or any material modification of any Lease during such period without first providing the Purchaser with a copy of any such proposed binding commitment or material modification.

(b)	If the transactions contemplated by this Agreement are completed, the Purchaser will assume all such commitments from and after the Closing Date and will fully perform the obligations of the Vendors pursuant to such commitments, including honouring obligations to provide any tenant inducements to the Tenants or prospective tenants of the Lot F Property and the Building, and being responsible for all commissions that are payable and all landlord’s work thereunder and the same will not be subject to adjustment on closing, except that, if the term of any new lease commences prior to the Closing Date, then the responsibility for any related tenant inducements (including landlord’s work) and commissions will be pro-rated between the Vendors and the Purchaser on the basis of the number of months of the initial term of such lease prior to the Closing Date (as for the

Vendors) and the number of months of the initial term of such lease after the Closing Date (as for the Purchaser), and the same will be subject to adjustment on closing.

(c)	The Vendors agree that after the conditions referred to in Section 9.1(b) are satisfied or waived by the Purchaser, the Vendors will not enter into any binding commitments with Tenants or prospective tenants for the Lot F Property or the Building or any material modification of any Lease without the Purchaser’s prior written approval, which approval may be withheld in the Purchaser’s sole and absolute discretion.

(d)	The Vendors agree that if they carry on the leasing program, they will do so in good faith in the ordinary course following the date of execution of this Agreement by both parties and will only consider commitments with tenants and prospective tenants which are consistent with market driven leasing arrangements in the Vancouver market.
4.3 Estoppel Certificates
     The Vendors shall use all reasonable commercial efforts to obtain and deliver to the Purchaser prior to the completion of the purchase and sale of the Purchased Assets, Estoppel Certificates executed by all Tenants. To the extent that the Vendors are unable to obtain and deliver to the Purchaser prior to the Closing Date Estoppel Certificates despite using all reasonable commercial efforts to obtain the same, the Vendors will execute and deliver to the Purchaser on the Closing Date certificates of the Vendors for such Tenants certifying the information that would have been in the applicable Estoppel Certificates (the “Replacement Estoppel Certificates”). The Replacement Estoppel Certificates will be deemed for all purposes to be a representation and warranty hereunder by the Vendors of the truth and accuracy of the matters set forth in the Replacement Estoppel Certificates, subject to the limitations set forth in Section 11.2. The Purchaser shall, for a period of sixty (60) days after the Closing Date, return to the Vendors any Replacement Estoppel Certificate (which shall be deemed null and void except in the case of a material conflict of information contained in the Estoppel Certificate and the Replacement Estoppel Certificate) for which the Vendors delivers to the Purchaser an Estoppel Certificate in accordance with this Section 4.3 for the same Lease.
4.4 Approved Service Contracts
     The Purchaser shall deliver to the Vendors on or before the date for satisfaction or waiver by the Purchaser of the conditions set out in Section 9.1(b), a list of those Service Contracts (if any), other than the Natural Gas Supply and Management Services Agreement dated May 1, 2003 among QLT and Direct Energy Marketing Limited, and the HVAC Service Agreement dated December 17, 2007 among QLT and Trane British Columbia, that the Purchaser wishes to include in the Approved Service Contracts.
4.5 Competition Act
     Forthwith after the execution and delivery of this Agreement by both parties, the Purchaser, at its own expense, shall give all notifications and make all information filings, on its own behalf and, unless otherwise required by applicable law, on behalf of the Vendors, and pay all fees in connection therewith, that are required pursuant to the Competition Act in respect of the purchase of the Purchased Assets and the other transactions contemplated by this Agreement. The Vendors shall co-operate with the Purchaser and provide the Purchaser with information that is in the possession of the Vendors and is necessary to give such notification and to make such filing. The Purchaser shall deliver or shall cause to be delivered to the Vendors a copy of all such notifications and filings. The Purchaser will, at its sole expense, take all reasonable commercial steps to obtain the approvals required by, or otherwise comply with, the pre-notification provisions of the Competition Act as are necessary to proceed with the purchase of the Purchased Assets and the other transactions contemplated by this Agreement, and will provide the Vendors with satisfactory evidence of such approvals or compliance at least one (1) Business Day before the Closing Date.
4.6 QLT Lease
     QLT and the Purchaser shall each in good faith negotiate and settle within fifty (50) days following the date of execution of this Agreement by both parties a lease of premises in the Building containing the principal terms and conditions set out in Schedule H hereto. QLT may at its sole option require that such lease be in registrable form, and QLT may further elect that the parties also negotiate and settle a short form of the lease for registration purposes (such lease, together with such short form if QLT so elects are together, the “QLT Lease” and, if QLT so elects, such short form is called the “Short Form QLT Lease”).
ARTICLE 5
RISK
5.1 Risk and Purchaser’s Election
     The Properties shall be at the risk of the Vendors until the completion of the sale and purchase contemplated by this Agreement and, if there is any material damage to the Building or the Mechanical Systems occurring before that time, the Purchaser shall elect, no later than seven (7) days after receiving written notice from the Vendors of the occurrence of such event (and in any event prior to the Closing Date) by notice in writing, either:
(a)	to terminate this Agreement, in which case the Deposit together with accrued interest will be paid to the Purchaser in accordance with Section 2.3(b) and neither the Vendors nor the Purchaser shall have any further obligation hereunder; or

(b)	to complete the transactions contemplated by this Agreement.
The Vendors shall give to the Purchaser prompt written notice of the occurrence of any material damage to the Building or the Mechanical Systems. Failure by the Purchaser to so elect within the time provided above shall be deemed to be an election to complete the transactions contemplated by this Agreement. For the purpose of this Section, material damage means loss or damage to or destruction of the Building or the Mechanical Systems to such an extent in either event that a quantity surveyor engaged by the Vendors certifies that the replacement or repair thereof cannot be completed for a cost of less than $2,000,000.00.

5.2 Insurance Proceeds
     The amount of any insurance proceeds in connection with loss or damage occurring prior to the passing of risk and not applied by the Vendors or the insurer to the cost of repairs, shall, if the Purchaser elects or is deemed to have elected to complete, be assigned to and be payable to the Purchaser.
ARTICLE 6
ADJUSTMENTS AND RELATED MATTERS
6.1 Adjustments
     Adjustments will be made in accordance with the following provisions:
(a)	except as otherwise provided herein, all adjustments, both incoming and outgoing, with respect to the Properties, including taxes, utilities, rents, common area and operating expenses, deposits and interest thereon, tenant allowances, tenant recharges, fuel, licences, insurance, audit costs, payments under Approved Service Contracts and other items normally adjusted between a vendor and purchaser in the sale of similar properties shall be adjusted as of the Closing Date so that the Vendors will bear and pay all expenses and receive all income related to the Properties prior to the Closing Date and the Purchaser will bear and pay all expenses and receive all income related to the Properties from and including the Closing Date;

(b)	the Vendors will remain liable to remit, in accordance with Part IX of the Excise Tax Act (Canada), any goods and services tax exigible on taxable supplies made by the Vendors and that became payable (as contemplated in Section 168 of the Excise Tax Act (Canada)) prior to the Closing Date;

(c)	the Vendors shall not be credited with arrears of rent or other charges owed by Tenants as of the Closing Date, except that the Vendors shall be credited for arrears of rent and any other charges owed by any Tenant as of the Closing Date in respect of the then current month so long as such Tenant is not then in arrears for any previous month; the Purchaser and the Vendors each agree to cooperate with the other in respect of the collection of any then current arrears (including the full amount of any unpaid federal goods and services tax payable by the Tenants on such arrears). The Vendors shall provide the Purchaser with detailed information as to the determination of the amount of such arrears, and the Purchaser shall take reasonable steps in order to collect such arrears as soon as may be practicable. If and when the Purchaser collects any such arrears the Purchaser will remit to the Vendors that portion due to the Vendors in respect of the period prior to the dates of adjustment for the respective components of such arrears, less any reasonable third party collection costs. For greater certainty, the Vendors will be entitled to receive the full amount of goods and services tax paid on arrears by the Tenants if such goods and services tax became payable (as contemplated in Section 168 of the Excise Tax Act (Canada)) prior to the Closing

Date. Payment of rents and recoveries shall be applied first to current rents and recoveries and the excess to the latest arrears. The Vendors shall be entitled to attempt to collect any such arrears the Purchaser has not collected within three (3) months after the Closing Date, provided that it shall not be entitled to terminate any Tenant’s lease or seize any of the Tenant’s property on the Tenant’s premises;

(d)	although the Purchaser will be entitled, subject to the Vendors’ right under Section 6.1(c), to collect all rentals and other recoveries after the Closing Date whether applicable to periods prior to or after the Closing Date, the Purchaser and the Vendors agree to receive in trust and promptly remit to the other that portion of any rentals or recoveries received by it as would reasonably be expected to be credited to or by the other party hereunder on a subsequent adjustment, subject to the provisions of Section 6.1(c). Any rents and recharges received by the Vendors and designated by a Tenant or other occupant to be applied to a period ending after the date of adjustment for the subject matter of such arrears will be promptly paid or endorsed over to the Purchaser; and

(e)	if any dispute arises with regard to the adjustments referred to in Article 6 either before or after the Closing Date, the matter in dispute will be referred in the first instance to the auditors of the Purchaser and the auditors of the Vendors for determination. If such auditors cannot agree on a determination of the matter in dispute within thirty (30) days following the reference to them, the matter in dispute will be referred to a single arbitrator under the Commercial Arbitration Act (British Columbia) or any successor legislation then in effect in British Columbia. The Vendors and Purchaser will make any references mentioned herein expeditiously and will share all arbitration costs equally.
6.2 Further Adjustments
     A further adjustment with respect to the matters set forth in Section 6.1 which could not be finally adjusted on the Closing Date will be made no later than six (6) months after the Closing Date.
6.3 Adjustment Determination
     Both before and after the Closing Date, the Vendors and the Purchaser will use their best efforts to determine all adjustments.
6.4 Tenant Inducements and Rent-Free Periods
     Any existing free-rent periods or other existing tenant inducements or leasing commissions occurring after the Closing Date (but excluding any of the same that arise out of commitments entered into by the Vendors pursuant to Section 4.2 except as provided therein) shall be set out in the tenancy schedule delivered to the Purchaser as part of the Project Documents and determined on the Closing Date and the applicable amounts so determined shall be present valued at a discount rate of six percent (6%) per annum and the discounted amount shall be the responsibility of the Vendors and paid by way of adjustment in favour of the Purchaser on the Closing Date. The Purchaser shall indemnify and save harmless the Vendors from and against any and all claims, charges, costs, expenses and liabilities that the Vendors or any of them may at any time suffer or incur as a result of any failure by the Purchaser to pay or perform any such free-rent periods, tenant inducements or leasing commitments so adjusted.
ARTICLE 7
POSSESSION
7.1 Possession
     The Purchaser shall, upon completion of the sale and purchase, and subject to the Permitted Encumbrances, the Leases, any commitments entered into by the Vendors in accordance with Section 4.2, and the QLT Lease, have possession of the Properties.
ARTICLE 8
REPRESENTATIONS AND WARRANTIES
8.1 Vendors’ Representations and Warranties
     The Vendors hereby represent and warrant to the Purchaser, regardless of any independent investigations that the Purchaser may cause to be made, that:
(a)	QLT is a duly incorporated and validly existing company in good standing under the laws of the Province of British Columbia and has the corporate power and capacity to own its interest in the Properties and to carry on its business;

(b)	each Nominee is a duly incorporated and validly existing company in good standing under the laws of the Province of British Columbia and has the corporate power and capacity to hold legal title to the Lot F Property, in the case of the Lot F Nominee, and the Lot 1 Property, in the case of the Lot 1 Nominee, in trust for QLT and to carry on its business;

(c)	none of QLT nor the Nominees are a non-resident of Canada within the meaning of the Income Tax Act (Canada);

(d)	by the Closing Date, all necessary corporate action on the part of the Vendors will have been taken to authorize and approve the completion of the transactions contemplated by this Agreement;

(e)	none of the Vendors has any indebtedness or liability to any person, firm or corporation that might now or hereafter constitute a lien, charge or encumbrance on the Purchased Assets or that would affect the Purchaser’s right, from and after the Closing Date, to own, occupy (subject to the Leases and the QLT Lease) and obtain revenue from the Properties, other than Permitted Encumbrances;

(f)	subject to obtaining any required consents to the assignment of the Approved Service Contracts, neither the execution of this Agreement nor the completion of the transactions contemplated hereby will conflict with or result in a breach of the respective constating documents of any of the Vendors nor constitute a breach of, default under, or acceleration of any obligation under, or constitute any event which, with the giving of notice or lapse of time or otherwise, would constitute a breach of, default under, or acceleration of any obligation under, any indenture, mortgage, deed of trust or any other agreement to which any of the Vendors is a party or by which any of them is bound or to which any of their assets are subject (including the Declarations of Trust);

(g)	there is no action, suit, claim, arbitration, judgment, investigation or proceeding outstanding or pending or, to the knowledge of the Vendors, threatened against or affecting any of the Vendors and pertaining to the Purchased Assets or any part thereof at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or authority;

(h)	QLT has a good and marketable beneficial title to the Properties, legal title to which is held by the Lot F Nominee, in the case of the Lot F Property, and by the Lot 1 Nominee, in the case of the Lot 1 Property, each as nominee and bare trustee for QLT pursuant to the Declarations of Trust, free and clear of all liens, charges and encumbrances except the Permitted Encumbrances;

(i)	the Permitted Encumbrances described in Schedule C are in full force and effect and have not been further amended, none of the Vendors is in default thereunder, no other party is, to the knowledge of the Vendors, in default thereunder and there are no existing disputes thereunder;

(j)	all municipal taxes, local improvement taxes, rates, levies and assessments of every nature and kind with respect to the Properties for the 2007 calendar year and all preceding calendar years, have been paid in full and, except as provided in the Permitted Encumbrances described in Schedule C, none of the Vendors has, in connection with the Properties, any present or future obligation to pay monies to any statutory authority in connection with off-site roads, services, utilities or similar services or to construct or provide off-site roads, services, utilities or similar services in connection with the Properties;

(k)	none of the Vendors is a party to or bound by any collective bargaining agreements or any agreements with a trade union by which the Purchaser will be bound by virtue of acquiring the Purchased Assets, and there are no employees of the Vendors with respect to whom the Purchaser will assume or incur any responsibility or liability by virtue of acquiring the Purchased Assets;

(l)	with respect to the Properties:
(i)	to the best of the knowledge of the Vendors, the Building is not subject to any outstanding work order or notice of defect or non-compliance from any provincial or municipal board or official or Board of Fire Underwriters or like authority;

(ii)	except as disclosed in the Project Documents, none of the Vendors has received any Notice from any governmental authority of non-compliance with respect to Environmental Laws;

(iii)	except as disclosed in the Project Documents, the Vendors have not at any time received, handled, generated, used, stored, deposited, treated, transported or disposed of any Hazardous Waste on the Lot F Property, the Lot 1 Property or within the Building except in compliance with all applicable Environmental Laws; and

(iv)	except as disclosed in the Project Documents, none of the Vendors has received any Notice from any governmental authority that requires any remedial action to be conducted or any works to be undertaken with respect to environmental contamination of the Lot F Property, the Lot 1 Property or the Building;
(m)	the Included Chattels are free and clear of all liens, charges and encumbrances;

(n)	none of the Vendors has received any Notice from any governmental authority or has any knowledge of any intention of any statutory authority to expropriate all or any part of the Properties;

(o)	none of the Vendors has received any Notice from any governmental authority of any intention of the applicable municipal authority to alter its zoning bylaw or official community plan, if any, so as to affect or potentially affect in a detrimental manner the Properties or the use thereof;

(p)	there are no claims, actions or proceedings pending or, to the knowledge of the Vendors, threatened, in law or in equity, that would materially interfere with the use and enjoyment of the Properties or the occupancy or use of all or any part of the Properties by the Purchaser or any Tenant or QLT under the QLT Lease or that could affect the Purchaser’s right to own, occupy and obtain revenue from the Properties;

(q)	with respect to the Leases:
(i)	the Leases constitute all leases, agreements to lease, and other rights in existence on the date of this Agreement, either written or oral, under which any person, firm or corporation has any right to lease, use or occupy any portion of the Lot F Property or the Building in the nature of a tenancy or licence and all Tenants are at arm’s length from the Vendors;

(ii)	save for the current month’s rent, there are no deposits, prepaid rents or other prepaid expenses which have been received from any Tenants except as set forth in the Project Documents;

(iii)	the copies of the Leases which the Vendors will be making available to the Purchaser for review are true copies thereof;

(iv)	the Leases are good, valid and subsisting and enforceable against the Tenants, and are, to the best of the knowledge of the Vendors, in good standing except as specifically set forth in the Project Documents, and there are no existing disputes thereunder, and none of the Vendors has received any notice from any Tenant alleging any default by the Vendors or requiring the Vendors to take any action not taken, and except as set forth in the Project Documents the Leases have not been modified, extended, renewed or, to the knowledge of the Vendors assigned by any Tenant, and the Leases constitute the whole of the respective agreements of the Vendors or any of them with the Tenants with respect to the occupancy of the Lot F Property and the Building by the Tenants;

(v)	the Vendors have observed and performed in substantially all respects all of the landlord’s covenants set forth in the Leases;

(vi)	neither the Leases nor the rents payable under them have been assigned by the Vendors and none of the Tenants have any presently enforceable rights or claims to set off or abatement with respect to future rents except as set forth in the Leases;

(vii)	none of the Tenants are entitled to any capital contributions, tenant allowances, inducements, or concessions which have not been fully paid or satisfied by the Vendors except as set forth in the Project Documents, and none of the Vendors is obliged to pay any Tenants for improvements, fixtures or equipment during or on termination of any term or renewal thereof except as set forth in the Leases;

(viii)	the Tenants have each taken possession of the premises demised by their respective Leases and are paying regular instalments of monthly rent in accordance with the terms of their respective Leases; and

(ix)	none of the Vendors has received any Notice indicating that the Tenants do not operate their premises and their businesses within the Lot F Property and the Building pursuant to all validly issued and required licences and entirely in accordance with all lawful requirements of all applicable statutory authorities;
(r)	the Service Contracts which the Vendors will deliver to the Purchaser pursuant to Section 3.1 constitute all of the Service Contracts respecting the Properties and set forth the whole of the agreements between the Vendors or any of them and the other parties thereto and there is no default thereunder;

(s)	the operating budget, operating expense summaries and capital improvement summaries included with the Project Documents present fairly the expenses relating to the Properties for the periods reported on; and

(t)	the Lot F Nominee has no beneficial interest in the Lot F Property and has carried on no business or activity of any kind whatsoever other than holding legal title to the Lot F Property in trust for QLT and dealing with the Lot F Property on behalf of and as directed by QLT, and the Lot 1 Nominee has no beneficial interest in the Lot 1 Property and has carried on no business or activity of any kind whatsoever other than holding legal title to the Lot 1 Property in trust for QLT and dealing with the Lot 1 Property on behalf of and as directed by QLT.
8.2 Survival of Warranties and Representations
     The representations and warranties contained in Section 8.1 shall survive the Closing Date and shall continue in full force and effect for the benefit of the Purchaser for a period of twenty-four (24) months after the Closing Date, notwithstanding any independent inquiry or investigation by the Purchaser. Notice of any claim by the Purchaser for breach of representation or warranty must be made in writing no later than twenty-four (24) months after the Closing Date. The Vendors shall have no liability to the Purchaser whatsoever for the inaccuracy or breach of any representation or warranty to the extent that the Purchaser had actual knowledge of such inaccuracy or breach prior to the date on which the conditions referred to in Section 9.1(b) are satisfied or waived. The Purchaser agrees to give written notice to the Vendors of any such inaccuracy or breach as soon as reasonably practicable after the Purchaser acquires knowledge thereof.
8.3 As Is, Where Is
     The Purchaser acknowledges and agrees as follows:
(a)	that subject to Section 8.1(l), it is the obligation of the Purchaser to satisfy itself that there is no Hazardous Waste or other hazardous substances or contamination on, in or about the Properties, and that the Vendors have no obligation to make any investigations, tests or studies with respect to the existence of any Hazardous Waste or other hazardous substances or contamination on, in or about the Properties;

(b)	that the Purchaser is purchasing the Purchased Assets in an “as is/where is” condition, that it enters into this Agreement relying entirely upon its own inspections and the representations, warranties and covenants of the Vendors specifically set out herein, and that there are no representations, warranties, guarantees, agreements or conditions, whether direct or collateral, or express or implied, which induced the Purchaser to enter into this Agreement or on which reliance is placed by the Purchaser, or which affect this Agreement or the Purchased Assets, other than as specifically set out in this Agreement; and

(c)	that the Purchaser is relying on its own due diligence in reviewing the Project Documents and, except as specifically set out herein, the Project Documents are not intended to constitute a representation or warranty as to any of the contents thereof on the part of the Vendors.
The Purchaser hereby waives any requirement for the Vendors to obtain or provide to the Purchaser a “site profile” for the Properties under any applicable laws.

8.4 Purchaser’s Representations and Warranties
     The Purchaser hereby represents and warrants to the Vendors, regardless of any independent investigations that the Vendors may cause to be made, that:
(a)	the Purchaser is a duly incorporated and validly existing company in good standing under the laws of British Columbia and has the power and capacity to enter into and carry out the transactions contemplated by this Agreement;

(b)	by the Closing Date, all necessary corporate action on the part of the Purchaser will have been taken to authorize and approve the execution and delivery of this Agreement and the completion of the transactions contemplated herein;

(c)	there is no action, suit, claim, arbitration, judgment, investigation or proceeding outstanding or pending or, to the Purchaser’s knowledge, threatened against the Purchaser before any court, arbiter, arbitration panel, administrative tribunal or agency which, if decided adversely to the Purchaser, might materially affect the Purchaser’s ability to perform its obligations to purchase the Purchased Assets and complete the transactions contemplated by this Agreement, and, to the knowledge of the Purchaser, no state of facts exists which could constitute the basis of any such action, suit, claim, arbitration, judgment, investigation or proceeding;

(d)	neither the execution of this Agreement nor the completion of the transactions contemplated hereby will constitute a breach of, default under, or acceleration of any obligation under, or constitute any event which, with the giving of notice or lapse of time or otherwise, would constitute a breach of, default under, or acceleration of any obligation under any indenture, mortgage, deed of trust or other agreement to which the Purchaser is a party or by which the Purchaser is bound or to which any of the Purchaser’s assets are subject;

(e)	subject to satisfaction of the condition referred to in Section 9.1(c), no consent or approval of or registration, declaration or filing with, any governmental commission, board, court or other regulatory body is required for the execution or delivery of this Agreement by the Purchaser, the validity or enforceability of this Agreement against the Purchaser, or the performance by the Purchaser of any of its obligations hereunder; and

(f)	the Purchaser is not a non-Canadian within the meaning of the Investment Canada Act (Canada).
ARTICLE 9
CONDITIONS PRECEDENT
9.1 Purchaser’s Conditions Precedent
     The Purchaser’s obligation to complete the transactions contemplated by this Agreement is subject to satisfaction of the following conditions, each of which is for the sole benefit of the

Purchaser and may be waived by the Purchaser giving notice in writing to the Vendors of such waiver at or before the time provided for satisfaction thereof:
(a)	on or before 5:00 p.m. (Vancouver time) on the date that is fifty (50) days following the date of execution of this Agreement by both parties (or if such 50th day is not a Business Day, then on the next following Business Day), the Purchaser shall have:
(i)	obtained a term sheet for the financing of the Purchased Assets on terms and conditions acceptable to the Purchaser in its sole discretion provided that, in the event the Purchaser removes this condition, the Purchaser shall provide the Vendors with a summary containing the particulars of the terms and conditions of such term sheet as confirmation that an acceptable term sheet has been received by the Purchaser;

(ii)	reached agreement with QLT in writing on the form of QLT Lease in accordance with Section 4.6;

(iii)	reviewed and approved the Included Chattels;

(iv)	reached agreement with the Vendors in writing on the price allocation for the Purchased Assets in accordance with Section 2.4; and

(v)	obtained from its solicitors a report satisfactory to the Purchaser as to the title to the Lot F Property and the Lot 1 Property;
(b)	on or before 5:00 p.m. (Vancouver time) on the date that is seventy-six (76) days following the date of execution of this Agreement by both parties (or if such 76th day is not a Business Day, then on the next following Business Day), the Purchaser shall have:
(i)	obtained financing for the Purchased Assets on terms and conditions acceptable to the Purchaser in its sole discretion; and

(ii)	conducted all physical, economic, environmental and other investigations, inquiries of third parties and such other tests and studies as the Purchaser may elect to conduct with respect to the Building, the Lot F Property and the Lot 1 Property, such investigations, inquiries, tests and studies to be conducted at the Purchaser’s sole cost and expense and to be satisfactory to the Purchaser; and
(c)	at least one (1) Business Day before the Closing Date:
(i)	the Commissioner shall have issued an advance ruling certificate under Section 102 of the Competition Act in respect of the sale and purchase of the Purchased Assets and the other transactions contemplated by this Agreement; or

(ii)	the applicable waiting period related to the pre-merger notification under Part IX of the Competition Act shall have expired and the Commissioner shall have provided written confirmation that he/she does not intend to oppose, or make an application under Part VIII of the Competition Act in respect of, such transactions.
The Purchaser agrees to Provide the Vendors and their agents with a weekly update on its progress in satisfying the above conditions. If any of the conditions set out above in this Section is neither satisfied nor waived by the Purchaser at or before the time provided above for satisfaction thereof, then, unless the Vendors and the Purchaser otherwise agree in writing, neither the Vendors nor the Purchaser shall have any further obligation to complete the transactions contemplated by this Agreement, and the Deposit and interest thereon shall be returned to the Purchaser in accordance with Section 2.3(b), without prejudice to any other rights of the parties under or pursuant to this Agreement.
9.2 Purchaser’s Closing Conditions
     The Purchaser’s obligation to complete the transactions contemplated by this Agreement is subject to satisfaction of the following conditions, each of which is for the sole benefit of the Purchaser and may be waived by the Purchaser giving notice in writing to the Vendors of such waiver at or before the time provided for satisfaction thereof:
(a)	at the time for commencement of closing on the Closing Date, the representations and warranties of the Vendors contained in Section 8.1, save as contemplated herein and subject to Section 8.2, shall be true on and as of the Closing Date in all material respects with the same effect as though such representations and warranties had been made on and as of the Closing Date; and

(b)	at the time for commencement of closing on the Closing Date, all of the covenants and agreements of the Vendors to be performed at or before such time pursuant to this Agreement shall have been duly performed in all material respects.
If any of the conditions set out above in this Section is neither satisfied nor waived by the Purchaser at or before the time provided above for satisfaction thereof, then, unless the Vendors and the Purchaser otherwise agree in writing, the Purchaser shall either:
(c)	complete the transactions contemplated by this Agreement notwithstanding the non-satisfaction of the condition or conditions, in which event such completion shall constitute a waiver of such condition or conditions to the extent not satisfied as conditions of closing, but any such waiver and completion shall be without prejudice to any of the Purchaser’s other rights under this Agreement; or

(d)	by notice in writing to the Vendors, elect not to complete the transactions contemplated by this Agreement, in which event the Deposit plus accrued interest shall be returned to the Purchaser in accordance with Section 2.3(c), without prejudice to any other rights of the Purchaser under or pursuant to this Agreement.

9.3 Satisfaction of Conditions Precedent
     The Purchaser will use all reasonable commercial efforts to facilitate the satisfaction of the conditions set forth in Sections 9.1 and 9.2.
9.4 Vendors’ Conditions Precedent
     The Vendors’ obligation to complete the transactions contemplated by this Agreement is subject to satisfaction of the following condition, which is for the sole benefit of the Vendors and may be waived by the Vendors giving notice in writing to the Purchaser of such waiver at or before the time provided for satisfaction thereof:
(a)	on or before 5:00 p.m. (Vancouver time) on the date that is fifty (50) days following the date of execution of this Agreement by both parties (or if such 50th day is not a Business Day, then on the next following Business Day), the Vendors shall have:
(i)	reached agreement with the Purchaser in writing on the form of QLT Lease in accordance with Section 4.6; and

(ii)	reached agreement with the Purchaser in writing on the price allocation for the Purchased Assets in accordance with Section 2.4; and
(b)	at least one (1) Business Day before the Closing Date:
(i)	the Commissioner shall have issued an advance ruling certificate under Section 102 of the Competition Act in respect of the sale and purchase of the Purchased Assets and the other transactions contemplated by this Agreement; or

(ii)	the applicable waiting period related to the pre-merger notification under Part IX of the Competition Act shall have expired and the Commissioner shall have provided written confirmation that he/she does not intend to oppose, or make an application under Part VIII of the Competition Act in respect of, such transactions.
If any of the conditions set out above in this Section is neither satisfied nor waived by the Vendors at or before the time provided above for satisfaction thereof, then, unless the Vendors and the Purchaser otherwise agree in writing, neither the Vendors nor the Purchaser shall have any further obligation to complete the transactions contemplated by this Agreement, and the Deposit and interest thereon shall be returned to the Purchaser in accordance with Section 2.3(b), without prejudice to any other rights of the parties under or pursuant to this Agreement.
9.5 Vendors’ Closing Conditions
     The Vendors’ obligation to complete the transactions contemplated by this Agreement is subject to satisfaction of the following conditions, each of which is for the sole benefit of the

Vendors and may be waived by the Vendors giving notice in writing to the Purchaser of such waiver at or before the time provided for satisfaction thereof:
(a)	at the time for commencement of closing on the Closing Date, the representations and warranties of the Purchaser contained in Section 8.4 shall be true on and as of the Closing Date in all material respects with the same effect as though such representations and warranties had been made on and as of the Closing Date; and

(b)	at the time for commencement of closing on the Closing Date, all of the covenants and agreements of the Purchaser to be performed at or before such time pursuant to this Agreement shall have been duly performed in all material respects.
If any of the conditions set out above in this Section is neither satisfied nor waived by the Vendors at or before the time provided above for satisfaction thereof, then, unless the Vendors and the Purchaser otherwise agree in writing, the Vendors shall either:
(c)	complete the transactions contemplated by this Agreement notwithstanding the non-satisfaction of the condition or conditions, in which event such completion shall constitute a waiver of such condition or conditions to the extent not satisfied as conditions of closing, but any such waiver and completion shall be without prejudice to any of the Vendors’ other rights under this Agreement; or

(d)	by notice in writing to the Purchaser, elect not to complete the transactions contemplated by this Agreement, in which event the Deposit plus accrued interest shall be paid to the Vendors in accordance with Section 2.3(d), without prejudice to any other rights of the Vendors under or pursuant to this Agreement.
9.6 Nature of Conditions
     The Vendors and the Purchaser acknowledge and agree that although the obligations of the parties to complete the transactions contemplated by this Agreement are subject to satisfaction or waiver of the conditions set forth in Sections 9.1, 9.2, 9.4 and 9.5, those conditions are not conditions to there being a binding agreement between the parties, and until the time limited for satisfaction or waiver of such conditions has expired, this Agreement is not void, voidable, revocable or, except for default or as otherwise expressly provided in this Agreement, capable of being terminated, by any of the parties hereto, by reason only that any such condition has been neither satisfied nor waived. Without limiting the generality of the foregoing, each party acknowledges the receipt of $10.00 and other good and valuable consideration paid by the other parties in consideration of the recipient not revoking its execution and delivery of this Agreement, except for default or as otherwise expressly provided in this Agreement, while this Agreement remains subject to the conditions set forth in Sections 9.1, 9.2, 9.4 and 9.5.

ARTICLE 10
CLOSING
10.1 Closing
     Unless otherwise agreed between the Vendors’ Solicitors and the Purchaser’s Solicitors, the closing of the purchase and sale of the Purchased Assets shall commence a 9:00 a.m. (Vancouver time) on the Closing Date in the offices of the Vendors’ Solicitors, at 25th Floor, 700 West Georgia Street, Vancouver, British Columbia.
10.2 Vendors’ Closing Documents
     Before the Closing Date, the Vendors will deliver to the Purchaser’s Solicitors, to be held in escrow as hereinafter provided, the following:
(a)	a transfer to the Purchaser of QLT’s beneficial interest in the Properties duly executed by QLT;

(b)	Form A transfers (the “Form A Transfers”) transferring to the Purchaser registered title to:
(i)	the Lot F Property, duly executed by the Lot F Nominee; and

(ii)	the Lot 1 Property, duly executed by the Lot 1 Nominee;
(c)	the Assignment of Leases, duly executed by the Vendors;

(d)	the Assignment of Approved Service Contracts, duly executed by the Vendors;

(e)	the QLT Lease, duly executed by QLT as tenant;

(f)	a bill of sale absolute conveying to the Purchaser the Included Chattels and the interest of the Vendors in the Project Documents to the extent such interest is transferrable, duly executed by the Vendors;

(g)	a certificate dated the Closing Date of a responsible officer of QLT having knowledge of the facts certifying that to the knowledge of such officer the representations and warranties set out in Section 8.1 are true and correct as at the Closing Date in all material respects and that the Vendors’ covenants and agreements to be observed or performed on or before the Closing Date pursuant to this Agreement have been duly observed and performed in all material respects, in each case with particulars of any applicable exceptions;

(h)	a statement of adjustments approved by the Vendors;

(i)	a notice from the Vendors to the Tenants giving notice of the sale of the Lot F Property and the Building and directing that rent and all other amounts payable to the landlord under the Leases be paid to the Purchaser or as the Purchaser may direct;

(j)	the Estoppel Certificates required pursuant to Section 4.3 (and, if required, the Replacement Estoppel Certificates); and

(k)	such further documents, certificates and assurances of the Vendors as may be requisite in the reasonable opinion of the Purchaser’s Solicitors to complete the transactions contemplated by this Agreement and for more perfectly and absolutely assigning, transferring, assuring to and vesting in the Purchaser, title to the Purchased Assets, free and clear from all claims, liens, charges, encumbrances and caveats other than the Permitted Encumbrances, provided that the Purchaser’s Solicitors have prepared and delivered them to the Vendors’ Solicitors at least five (5) Business Days prior to the Closing Date.
10.3 Purchaser’s Closing Documents
     Before the Closing Date, the Purchaser will deliver to the Vendors’ Solicitors, to be held in escrow as hereinafter provided, the following:
(a)	the Assignment of Leases, duly executed by the Purchaser;

(b)	the Assignment of Approved Service Contracts, duly executed by the Purchaser;

(c)	the QLT Lease, duly executed by the Purchaser as landlord;

(d)	the documents referred to in Sections 10.2(f) and 10.2(i) which require execution by the Purchaser, duly executed by the Purchaser;

(e)	the GST Certificate, duly executed by the Purchaser;

(f)	a general indemnity from the Purchaser in favour of the Vendors with respect to matters arising from and after the Closing Date in respect of the obligations assumed by the Purchaser in Section 4.2 and in the documents referred to in Sections 10.3(a), (b), (c), (d) and (e) above;

(g)	a certificate dated the Closing Date of a responsible officer of the Purchaser having knowledge of the facts certifying that to the knowledge of such officer the representations and warranties set out in Section 8.4 are true and correct as at the Closing Date in all material respects and that the Purchaser’s covenants and agreements to be observed or performed on or before the Closing Date pursuant to this Agreement have been duly observed and performed in all material respects, in each case with particulars of any applicable exceptions;

(h)	a statement of adjustments approved by the Purchaser; and

(i)	such further documents, certificates and assurances of the Purchaser as may be requisite in the reasonable opinion of the Vendors’ Solicitors to complete the transactions contemplated by this Agreement, provided that the Vendors’ Solicitors have prepared and delivered them to the Purchaser’s Solicitors at least five (5) Business Days prior to the Closing Date.
10.4 Form of Documents
     All documents referred to in Sections 10.2 and 10.3 shall be in form and substance satisfactory to the solicitors for the party entitled to delivery thereof, acting reasonably, and shall be agreed to not less than five (5) Business Days prior to the Closing Date.
10.5 Payment in Trust
     On or before the Closing Date, the Purchaser will pay to the Purchaser’s Solicitors in trust the amount due to the Vendors pursuant to Section 2.2(b), as adjusted pursuant to Article 6, together with any other amounts payable by the Purchaser or the Purchaser’s Solicitors on or after the Closing Date pursuant to this Agreement under Sections 10.11, 11.5 and, if applicable, 11.8, less the amount to be advanced to the Purchaser on the Closing Date under any mortgage financing arranged by the Purchaser.
10.6 Registration
     Forthwith following the payment in Section 10.5 and after receipt by the Purchaser’s Solicitors of the documents referred to in Section 10.2 and after receipt by the Vendors’ Solicitors of the documents referred to in Section 10.3, and subject to the requirements of Section 10.12 being satisfied, if applicable:
(a)	the Purchaser will cause the Purchaser’s Solicitors to file in the LTO on the Closing Date the Form A Transfers and any security documents applicable to any mortgage financing arranged by the Purchaser, concurrently with the filing referred to in Section 10.6(b); and

(b)	if QLT elects to register the QLT Lease, the Vendors will cause the Vendors’ Solicitors to file in the LTO on the Closing Date the QLT Lease or the Short Form QLT Lease, as applicable, concurrently with the filing referred to in Section 10.6(a), so that the QLT Lease or the Short Form QLT Lease, as applicable, will have the priority of registration required by the QLT Lease;
the intent being that, if QLT elects to register the QLT Lease, the documents referred to in Sections 10.6 (a) and (b) will be filed together as one package.
10.7 Closing
     Forthwith following the filings referred to in Section 10.6 and upon a post filing for registration check of the title for each of the Lot F Property and the Lot 1 Property in the LTO indicating that the Form A Transfers and, if QLT elects to register the QLT Lease, the QLT Lease or the Short Form QLT Lease, as applicable, and any security documents applicable to any mortgage financing arranged by the Purchaser submitted to the LTO in accordance with

Section 10.6, have been noted on the title for the Lot F Property and the Lot 1 Property in the LTO as pending registrations, and indicating that in the normal course of LTO procedures:
(a)	title to the Lot F Property and the Lot 1 Property will be registered in the name of the Purchaser subject only to the Permitted Encumbrances, the security documents applicable to any mortgage financing arranged by the Purchaser that have been filed for registration in the LTO pursuant to Section 10.6, and any other charges granted by or claimed through the Purchaser; and

(b)	if QLT elects to register the QLT Lease, the QLT Lease or the Short Form QLT Lease, as applicable, will be registered against title to the Lands with the priority required by its terms;
the Purchaser will cause the Purchaser’s Solicitors to deliver to the Vendors’ Solicitors in trust on the Closing Date a wire transfer payable to the Vendors’ Solicitors in trust for the amount due to the Vendors pursuant to Section 2.2(b), as adjusted pursuant to Article 6, and after receipt by the Vendors’ Solicitors of such payment, the Purchaser’s Solicitors will be entitled to release the documents referred to in Section 10.2 to the Purchaser, the Vendors’ Solicitors will be entitled to release such payment and the documents referred to in Section 10.3 to the Vendors, and the Vendors’ Solicitors will be entitled to (and will be directed by the parties to) pay to the Vendors the Deposit and to release to the Purchaser all interest earned on the Deposit.
10.8 Concurrent Requirements
     It is a condition of this Agreement that all requirements of Sections 10.5 to 10.7 are concurrent requirements and it is specifically agreed that nothing will be completed on the Closing Date until everything required to be paid, executed and delivered on the Closing Date has been so paid, executed and delivered and until the Purchaser’s Solicitors have satisfied themselves as to title and, if QLT elects to register the QLT Lease, the Vendors’ Solicitors have satisfied themselves as to registration and priority of the QLT Lease or the Short Form QLT Lease, as applicable, as provided in Section 10.7.
10.9 Discharge of Encumbrances by Vendors
     If on the Closing Date there are any judgments, liens, claims of lien or any other financial charges against title to the Purchased Assets which are not Permitted Encumbrances, the Vendors will not be required to clear the title to the Purchased Assets prior to the receipt of the net sales proceeds of the Purchased Assets, but will be obligated to do so forthwith following receipt of such net sales proceeds and, in that event, the Purchaser’s Solicitors may pay the net sales proceeds to the Vendors’ Solicitors on the condition that the Vendors’ Solicitors undertake to forthwith pay off and discharge any such judgment, lien, claim of lien or other financial charge.
10.10 Delivery of Project Documents
     The Vendors will, within two (2) Business Days after of the Closing Date, deliver to the Purchaser or as the Purchaser may direct, to the extent not previously delivered:
(a)	the original Project Documents;

(b)	keys and master keys to all units and facilities of the Properties.
10.11 Goods and Services and Social Services Tax
(a)	The Purchaser represents and warrants that it will on the Closing Date be registered under Subdivision (d) of Division V of Part IX of the Excise Tax Act and will on the Closing Date provide the Vendors with a certificate (the “GST Certificate”) stating that the Purchaser is registered with Canada Revenue Agency for the purposes of goods and services tax (“GST”) and setting out its GST registration number.

(b)	The Purchaser agrees that, if and to the extent required under Part IX of the Excise Tax Act, it will remit directly to Canada Revenue Agency any tax that may be exigible under Part IX of the Excise Tax Act in respect of the purchase and sale of the Purchased Assets. Such tax shall be payable by the Purchaser in addition to the Purchase Price.

(c)	The Purchaser agrees that it will remit directly to the Minister of Finance any tax that may be exigible under the Social Service Tax Act (British Columbia) in respect of the purchase and sale of the Included Chattels. Such tax shall be payable by the Purchaser in addition to the Purchase Price.

(d)	The Purchaser will pay any amount required to be paid by the Purchaser pursuant to Section 10.11(c) to the Purchaser’s Solicitors in trust on or before the Closing Date and the Purchaser’s solicitors will undertake to the Vendors’ solicitors to make the payment as required forthwith upon completion of registration as contemplated in Section 10.7.
10.12 Purchaser Financing
     If the Purchaser is relying on a new mortgage to finance a portion of the Purchase Price, the Purchaser, while still required to pay the amount due to the Vendors pursuant to Section 2.2(b), as adjusted pursuant to Article 6, in accordance with Section 10.7 and, if applicable, Section 11.8, may wait to pay such amount to the Vendor until after the Form A Transfers and new mortgage documents have been lodged for registration in the LTO, but only if, before such lodging, the Purchaser has:
(a)	made payment into trust in accordance with Section 10.5, and such funds paid into trust, together with the anticipated proceeds of the new mortgage, are sufficient to enable the Purchaser’s Solicitors to pay the amounts required to be paid by them on the Closing Date under this Agreement (including any amounts payable under Sections 10.11, 11.5 and, if applicable, 11.8;

(b)	fulfilled all the new mortgagee’s conditions for funding except the lodging of the mortgage for registration in the LTO; and

(c)	made available to the Vendors’ Solicitors, an undertaking of the Purchaser’s Solicitors satisfactory to the Vendors’ Solicitors acting reasonably, to pay the portion of the Purchase Price secured by the new mortgage upon the lodging of the Form A Transfers and new mortgage documents in the LTO and the advance by the new mortgagee of the mortgage proceeds.
ARTICLE 11
GENERAL
11.1 Further Assurances
     Each of the parties shall execute and deliver all such further documents and do such further acts and things as may be reasonably required from time to time to give effect to this Agreement.
11.2 Survival
     All of the representations, warranties, covenants and agreements of the Vendors and the Purchaser contained in this Agreement will survive the closing of the purchase and sale of the Purchased Assets contemplated by this Agreement for a period of twenty-four (24) months following the Closing Date.
11.3 Entire Agreement
     This Agreement and the agreements and instruments to be executed and delivered by the parties pursuant to this Agreement constitute the entire agreement between the Vendors and the Purchaser pertaining to the purchase and sale of the Purchased Assets and the other transactions contemplated by this Agreement and supersede all prior agreements and undertakings, negotiations and discussions, whether oral or written, of the Vendors and the Purchaser pertaining to the purchase and sale of the Purchased Assets and the other transactions contemplated by this Agreement, and there are no warranties, representations, covenants or agreements between the Vendors and Purchaser pertaining to the purchase and sale of the Purchased Assets except as set forth herein and in such agreements and instruments.
11.4 Notices
     Any notice, document or communication required or permitted to be given hereunder shall be in writing and delivered by hand or sent by facsimile to the party to which it is to be given as follows:
To the Vendors:
QLT Inc.
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5
Attention: Cameron Nelson
Fax No.: (604) 707-7253

with a copy to:
Farris, Vaughan, Wills & Murphy LLP
25th Floor, 700 West Georgia Street
Vancouver, British Columbia
V7Y 1B3
Attention: Paul S. Richardson
Fax No.: (604) 661-9349
To the Purchaser:
Discovery Parks Holdings Inc.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6
Attention: Tom Douglas
Fax No.: (604) 734-7278
with a copy to:
Fraser Milner Casgrain LLP
15th Floor, 1040 West Georgia Street
Vancouver, British Columbia
V6E 4H8
Attention: John Third
Fax No.: (604) 683-5214
or to such other address or fax number as any party may in writing advise. Any notice, document or communication will be deemed to have been given when delivered, if delivered, and on the following Business Day after transmission if sent by facsimile.
11.5 Fees
     Each of the parties will pay its own legal fees. The Purchaser shall pay all goods and services tax, social services tax, registration fees and property transfer tax payable in connection with its purchase of the Purchased Assets and the Vendors will pay all costs incurred in clearing title thereto as required herein. If QLT elects to register the QLT Lease, the Vendors will also pay all registration fees and property transfer tax in connection with registration of the QLT Lease or the Short Form QLT Lease, as applicable,.

11.6 Real Estate Commissions
     The Vendors represent and warrant to the Purchaser that they have not retained any agent, salesman, consultant or other third party in connection with the sale of the Purchased Assets other than Colliers Macaulay Nicolls Inc. and covenant and agree with the Purchaser that the Vendors will cause the Vendors’ Solicitors to pay the fee payable to Colliers Macaulay Nicolls Inc. in respect of the sale of the Purchased Assets (for certainty, excluding any leasing commissions) out of the sale proceeds. The Purchaser represents and warrants to the Vendors that it has not retained any agent, salesman, consultant or other third party in connection with the purchase of the Purchased Assets and that the Purchaser is not liable to pay any commission to any third party in respect of such transaction. The Purchaser covenants and agrees to indemnify and save harmless the Vendors and each of them from and against any real estate commissions, fees or any other payments that the Purchaser has contracted or is liable to pay in respect of the purchase of the Purchased Assets.
11.7 Time
     Time shall be of the essence of this Agreement.
11.8 Tender
(a)	Any tender of documents or money may be made upon the party being tendered or upon its solicitors and money may be tendered by wire transfer or by solicitor’s certified cheque or bank draft from an Approved Financial Institution.

(b)	Subject to Section 11.8(c), but notwithstanding any other provision of this Agreement, the parties agree that, if the Purchaser is required by applicable legislation to cause the amount set out in Section 2.2(b), as adjusted, to be paid by electronic or wire transfer of funds, then:
(i)	the Purchaser will make all commercially reasonable efforts to ensure that such amount will be transferred to and received by the Vendors’ Solicitors on or before 3:00 p.m. (Vancouver time) on the Closing Date; and

(ii)	if for any reason out of the control of the Purchaser (which, for greater certainty, will not include any event which is a default by the Purchaser under this Agreement), the Purchaser cannot ensure that such an amount will be received by the Vendors’ Solicitors on or before the time and date set out in Section 11.8(b)(i), then subject to Section 11.8(c), the Purchaser will be entitled to pay such amount on or before 3:00 p.m. (Vancouver time) on the Business Day next following the Closing Date so long as, in addition to such amount, the Purchaser also pays to the Vendors at the same time interest on such amount, at a rate equal to the Prime Rate plus one percent (1%) per annum, for each day from and including the Closing Date to but not including the day such payment is made. “Prime Rate”, as used herein, means that variable annual rate of interest quoted by the main branch of HSBC Bank Canada, Vancouver, British Columbia, from time to time as the rate of interest used by it as a reference rate for setting rates of interest on Canadian dollar loans in Canada repayable on demand and commonly referred to by such Bank as its “prime rate”.
(c)	If the Purchaser is relying on a new mortgage to finance a portion of the Purchase Price, the Purchaser shall only be entitled pursuant to Section 11.8(b) to pay the amount set out in Section 2.2(b), as adjusted, on the Business Day next following the Closing Date if, on the Closing Date, the Purchaser’s Solicitors have in their possession Form A transfers transferring to the Lot F Nominee registered title to the Lot F Property and to the Lot 1 Nominee registered title to the Lot 1 Property, each duly executed by the Purchaser, discharges of the security documents applicable to the Purchaser’s mortgage financing duly executed by the mortgagee, and an amount equal to the property transfer tax and registration fees that would be payable on registration in the LTO of such transfer and discharges, and have given the Vendor’s Solicitors an undertaking satisfactory to the Vendor’s Solicitors acting reasonably to lodge such documents for registration in the LTO and to pay the property transfer tax and registration fees payable in respect thereof if payment of the amount set out in Section 2.2(b), as adjusted, and interest (if applicable) is not made in accordance with Section 11.8(b) and the Form A Transfers and security documents applicable to the Purchaser’s mortgage financing are finally registered in the LTO before they can be withdrawn from the LTO by the Purchaser’s Solicitors.
11.9 Assignment
     The Purchaser shall not be entitled to assign its rights under this Agreement without the prior written consent of the Vendors, which consent may be arbitrarily withheld. Any approval by the Vendors of an assignment will be subject to the Purchaser delivering to the Vendors a written assumption from the assignee pursuant to which the assignee assumes all of the obligations of the Purchaser hereunder. No assignment will relieve the Purchaser of its liability hereunder.
11.10 Enurement
     This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns permitted in accordance with Section 11.9.
11.11 Counterparts
     This Agreement may be executed in counterparts and when each party has executed a counterpart each of such counterparts shall be deemed to be an original and all of such counterparts when taken together shall constitute one and the same agreement.
11.12 Execution
     This Agreement may be executed and delivered by facsimile.
     IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

QLT INC.
Per:	/s/ Robert L. Butchofsky

560677 B.C. LTD.
Per:	/s/ Robert L. Butchofsky

630321 B.C. LTD.
Per:	/s/ Robert L. Butchofsky

DISCOVERY PARKS HOLDINGS INC.
Per:	/s/ Mark Betteridge

A-1

SCHEDULE A
ASSIGNMENT OF APPROVED SERVICE CONTRACTS
THIS AGREEMENT made as of the       day of                                         , 2008.
BETWEEN:
QLT INC. (“QLT”)
560677 B.C. LTD.
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5
(the “Vendors”)
AND:
DISCOVERY PARKS HOLDINGS INC.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6
(the “Purchaser”)
     WHEREAS by an agreement (the “Purchase Agreement”) dated for reference •, 2008 between the Vendors and the Purchaser, the Vendors agreed to sell and the Purchaser agreed to purchase certain interests in the lands and premises at 887 Great Northern Way, Vancouver, British Columbia on the terms and conditions set forth in the Purchase Agreement.
     NOW THEREFORE THIS ASSIGNMENT WITNESSES that in consideration of the mutual covenants herein contained and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties) the Vendors and the Purchaser covenant and agree as follows:
1. Definitions
     In this Assignment:
(a)	terms which are defined in the Purchase Agreement which are used and capitalized in this Assignment shall have the respective meanings specified in the Purchase Agreement except as otherwise defined herein;

(b)	“Approved Service Contracts” means the service contracts described in Exhibit A hereto; and

(c)	“Closing Date” means •, 2008.

A-2

2. Assignment
     Subject to paragraph 4, the Vendors hereby absolutely assign, transfer and set over unto the Purchaser:
(a)	all of the Vendors right, title and interest in and to the Approved Service Contracts;

(b)	any and all payments due or accruing due or at any time after the Closing Date to become due to the Vendors under the Approved Service Contracts; and

(c)	the benefit of all warranties and covenants made or given by the parties to the Approved Service Contracts other than the Vendors;
with full power and authority to sue for damages for breach of any warranty or covenant or for specific performance of covenants in the name of the Vendors.
3. Assumption
     As of the Closing Date, the Purchaser does hereby assume those obligations of the Vendors under the Approved Service Contracts which are to be observed or performed on or after the Closing Date and which did not arise directly or indirectly as a result of a default by the Vendors occurring prior to the Closing Date (which obligations are herein called the “Assumed Obligations”) and covenants and agrees with the Vendors that from and including the Closing Date, the Purchaser will observe and perform all the Assumed Obligations and will indemnify and save harmless the Vendors and each of them from and against any and all liabilities of every nature and kind with respect to any non-performance or non-observance by the Purchaser, or any persons claiming through or under the Purchaser, of the Assumed Obligations. It is specifically understood and agreed by the Vendors that the Purchaser does not assume any obligations other than the Assumed Obligations nor does the Purchaser agree to indemnify or save harmless with respect to any of the obligations other than the Assumed Obligations.
4. Third Party Consents
     If any consent, approval, release or waiver of a third party (herein called the “Required Consent”) is required to permit the assignment and transfer by the Vendors to the Purchaser of any of the Approved Service Contracts:
(a)	the assignment and transfer of any applicable Approved Service Contract in respect of which the Required Consent has not been received on the Closing Date will not be effective until the applicable Required Consent has been received;

(b)	until such time, the Approved Service Contract in respect of which the Required Consent is required will be held by the Vendors in trust and as bare trustee for the benefit of the Purchaser;

(c)	such transfer and assignment shall take effect immediately upon the Required Consent being given; and

A-3

(d)	until such time, the Vendors and the Purchaser shall use their commercially reasonable efforts to obtain the Required Consent.
Nothing in this paragraph 4 shall relieve any of the parties from their respective obligations under paragraphs 3, 5, and 6 of this Assignment, and the provisions of paragraphs 3, 5 and 6 shall have effect as of the Closing Date as if all Required Consents to the assignment and transfer of the Approved Service Contracts had been given as of the Closing Date.
5. Further Assurances
     Each of the parties shall at all times hereafter execute and deliver all such further documents and instruments and shall do such further acts and things as may be reasonably required to give full effect to this Assignment.
6. Indemnity
     The Vendors covenant and agree with the Purchaser that the Vendors will indemnify and save harmless the Purchaser from and against all obligations which were to be observed or performed by the Vendors under the Approved Service Contracts prior to the Closing Date and against any and all liabilities of every nature and kind under the Approved Service Contracts arising from any default of the Vendors thereunder occurring prior to the Closing Date. The foregoing indemnity will cease to be of any force or effect on that date which is twelve (12) months following the Closing Date (except in respect of any claims written notice of which has been delivered to the Vendors prior to such date).
7. Governing Law
     This Assignment shall be governed by and construed in accordance with the laws of the Province of British Columbia and of Canada applicable to the Province of British Columbia.
8. Enurement
     This Assignment shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
9. Counterparts
     This Assignment may be executed in counterparts and when each party has executed a counterpart each of such counterparts shall be deemed to be an original and all of such counterparts when taken together shall constitute one and the same agreement.

A-4

10. Execution
     This Assignment may be executed and delivered by facsimile.
     IN WITNESS WHEREOF this Assignment has been executed as of the day and year first above written.

QLT INC.
Per:

560677 B.C. LTD.
Per:

DISCOVERY PARKS HOLDINGS INC.
Per:

A-5

EXHIBIT A
[Description of Approved Service Contracts]

B-1

SCHEDULE B
ASSIGNMENT OF LEASES
THIS AGREEMENT made as of the ___ day of ________, 2008.
     BETWEEN:
QLT INC. (“QLT”)
560677 B.C. LTD.
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5
(the “Vendors”)
AND:
DISCOVERY PARKS HOLDINGS INC.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6
(the “Purchaser”)
     WHEREAS by an agreement (the “Purchase Agreement”) dated for reference •, 2008 between the Vendors and the Purchaser, the Vendors agreed to sell and the Purchaser agreed to purchase certain interests in the lands and premises at 887 Great Northern Way, Vancouver, British Columbia on the terms and conditions set forth in the Purchase Agreement.
     NOW THEREFORE THIS ASSIGNMENT WITNESSES that in consideration of the mutual covenants herein contained and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties) the Vendors and the Purchaser covenant and agree as follows:
1. Definitions
     In this Assignment:
(a)	terms which are defined in the Purchase Agreement which are used and capitalized in this Assignment shall have the respective meanings specified in the Purchase Agreement except as otherwise defined herein;

(b)	“Closing Date” means •, 2008;

(c)	“Leases” means the leases described in Exhibit A hereto; and

(d)	“Tenants” means the tenants under the Leases.

B-2

2. Assignment
     The Vendors hereby absolutely assign, transfer and set over unto the Purchaser:
(a)	all of the Vendors’ right, title and interest in and to the Leases and the reversions thereof;

(b)	any and all rents or other payments due or accruing due or at any time on and after the Closing Date become due under the Leases or any extensions or renewals thereof;

(c)	the benefit of all guarantees and indemnities of the Leases; and

(d)	the benefit of all covenants by the Tenants or any covenantor of any of the Leases;
with full power and authority to demand, collect, sue for, distrain for, recover, receive and give receipts for all rents and other moneys payable thereunder to enforce payment thereof or performance of covenants in the name of the Vendors.
3. Assumption
     As of the Closing Date, the Purchaser does hereby assume those obligations of the Vendors under the Leases which are to be observed or performed on or after the Closing Date and which did not arise directly or indirectly as a result of a default by the Vendors occurring prior to the Closing Date (which obligations are herein called the “Assumed Obligations”) and covenants and agrees with the Vendors that from and including the Closing Date, the Purchaser will observe and perform all the Assumed Obligations and will indemnify and save harmless the Vendors and each of them from and against any and all liabilities of every nature and kind with respect to any non-performance or non-observance by the Purchaser, or any persons claiming through or under the Purchaser, of the Assumed Obligations. It is specifically understood and agreed by the Vendors that the Purchaser does not assume any obligations other than the Assumed Obligations nor does the Purchaser agree to indemnify or save harmless with respect to any of the obligations other than the Assumed Obligations.
4. Further Assurances
     Each of the parties shall at all times hereafter execute and deliver all such further documents and instruments, including, without limitation, agreements with Tenants covering the assumption by the Purchaser of the Assumed Obligations, and shall do such further acts and things as may be reasonably required to give full effect to this Assignment.
5. Indemnity
     The Vendors covenant and agree with the Purchaser that the Vendors will indemnify and save harmless the Purchaser from and against all obligations which were to be observed or performed by the Vendors under the Leases prior to the Closing Date and against any and all liabilities of every nature and kind under the Leases arising from any default of the Vendors

B-3

thereunder occurring prior to the Closing Date. The foregoing indemnity will cease to be of any force or effect on that date which is twelve (12) months following the Closing Date (except in respect of any claims written notice of which has been delivered to the Vendors prior to such date).
6. Governing Law
     This Assignment shall be governed by and construed in accordance with the laws of the Province of British Columbia and of Canada applicable in the Province of British Columbia.
7. Enurement
     This Assignment shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
8. Counterparts
     This Assignment may be executed in counterparts and when each party has executed a counterpart each of such counterparts shall be deemed to be an original and all of such counterparts when taken together shall constitute one and the same agreement.
9. Execution
     This Assignment may be executed and delivered by facsimile.
     IN WITNESS WHEREOF this Assignment has been executed as of the day and year first above written.

QLT INC.
Per:

560677 B.C. LTD.
Per:

DISCOVERY PARKS HOLDINGS INC.
Per:

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EXHIBIT A
[Description of Leases]

C-1

SCHEDULE C
LANDS AND REGISTERED CHARGES
LOT F PROPERTY — 877 GREAT NORTHERN WAY

Legal Description	Permitted Encumbrances

City of Vancouver	Right of Way 459460M
Parcel Identifier 024-175-650	Undersurface Rights 481915M
Lot F, District Lot 264A and	Covenant BM161486
District Lot 2037, Group 1	Covenant BN334036
New Westminster District	Covenant BW46704
Plan LMP38193	Statutory Right of Way BW46705
LOT 1 PROPERTY — 801 GREAT NORTHERN WAY

Legal Description	Permitted Encumbrances
City of Vancouver	Right of Way 459460M
Parcel Identifier 025-102-419	Undersurface Rights 481915M
Lot 1, District Lots 264A and 2037	Covenant BN316004
Group 1	Covenant BR180931
New Westminster District	Covenant BR180945
Plan LMP50588	Statutory Right of Way BR180946
Restrictive Covenant BR226615
Easement BR226616
Covenant BV108681
Statutory Right of Way BV108682
Statutory Right of Way BV108683
Equitable Charge BV108684
Covenant BV108686
Statutory Right of Way BV108687
Equitable Charge BV108688
Easement and Indemnity Agreement BV108689
Statutory Right of Way BV108690
Equitable Charge BV108691
Covenant BV108692
Covenant BW46701
Statutory Right of Way BW46702
Covenant BX494384

D-1

SCHEDULE D
ESTOPPEL CERTIFICATE
TO: DISCOVERY PARKS HOLDINGS INC. (the “Purchaser”)
RE: The lease between                                                              and the undersigned, as tenant, dated                                          (the “Lease”) of certain premises (the “Premises”) described in the Lease which Premises are located in the building at 887 Great Northern Way, Vancouver, British Columbia (the “Property”)

We understand the Purchaser will be purchasing the Property and that the Purchaser has requested certain information concerning the Lease. In connection with this request and knowing that the Purchaser and its Lenders and its and their respective successors and assigns intend to rely on this Certificate, we certify to the Purchaser and its Lenders that:
1. The Lease has been validly executed and delivered by the undersigned, the undersigned has unconditionally accepted the possession of the Premises except as set out in item 4 of the Notes herein and the undersigned is in possession of the Premises.
2. The Lease contains the entire and only agreement between QLT Inc. and 560677 B.C. Ltd. (the “Landlord”) and the undersigned pertaining to the undersigned’s occupation of the Premises. The Lease has not been altered, amended or assigned by the undersigned nor has all or any part of the Premises been sublet by the undersigned except as set out in item 1 of the Notes herein.
3. The rent payable pursuant to the Lease has been paid through the period ending                          , 2008. No rent is prepaid to the Landlord except for the current month’s rent nor has the undersigned deposited any security with the Landlord except as set out in item 2 of the Notes herein.
4. The undersigned is not claiming any deduction, abatement or set-off against the Landlord with respect to the undersigned’s obligations to pay rent and additional rent pursuant to the Lease except as set out in item 4 of the Notes herein.
5. The term of the Lease will end                                         . There is no right to renew or extend the term except as set out in item 3 of the Notes herein. The monthly minimum rental is                     . The monthly additional rent (being charged for operating costs, premises HVAC charges, premises Hydro charges, premises Realty Tax charges and common area Realty Taxes), exclusive of the Federal Goods and Services Tax, is presently                     . The monthly minimum rental and the monthly additional rent are calculated on the basis that the leasable area of the Premises has been accepted as being                      square feet.
6. The Premises conform to the Landlord’s obligations under the Lease.
7. There is no existing default under the Lease on the part of the undersigned or, so far as the undersigned is aware, on the part of the Landlord.

D-2

8. The undersigned does not have any right of first refusal or option either to purchase the Property or lease any space in the Property except as set out in item 5 of the Notes herein.
9. The undersigned has no claims against the Landlord, financial or otherwise, except as set out in item 4 of the Notes herein.
NOTES:
1. Sublet:
2. Security Deposit:
3. Renewals:
4. Claims:
5. Rights of First Refusal or Options to Purchase or Lease:
6. Other Matters:
DATED the                      day of                                         , 2008.

•(TENANT)
By:
Authorized Signing Officer

By:
Authorized Signing Officer

E-1

SCHEDULE E
PROJECT DOCUMENTS
To be delivered unless otherwise indicated and to the extent not already delivered.
1.	The most recent land title search reports and registered charges, liens and encumbrances.
2.	Complete executed copies of all Leases, subleases, assignments, guarantees and indemnities together with all exhibits, amendments and addenda and a copy of all current lease proposals and letters of intent.

3.	Schedule of outstanding leasing commissions, tenant allowances and inducements.

4.	Copy of current year’s operating budget for the Lot F Property and the Building.

5.	Current and last two (2) year’s operating expense summaries for the Lot F Property and the Building for years 2006 and 2007 (to be delivered).

6.	Logs relating to the Building’s operations and maintenance (to be made available).

7.	Current and last two (2) year’s property tax bills and any pending valuation adjustments and all tax appeal files (to be made available).

8.	Copies of all Service Contracts.

9.	Copies of all environmental reports.

10.	All available plans and specifications (civil, architectural, structural, mechanical, electrical and plumbing) (to be made available).

11.	All available plans and specifications relating to the Development Permit (to be made available).

12.	Copies of geotechnical report and construction testing reports (to be made available).

13.	Copies of the last two (2) years capital improvement summaries.

14.	Schedule of major building systems including chillers, boilers, roof, etc. (size, age and type) (to be made available).

15.	Copies of all Certificates of Occupancy.

16.	Inventory of Included Chattels.

17.	Inventory of Excluded Assets.

18.	Schedule of all claims and litigation affecting the Properties (if any).

19.	Copies of the Declarations of Trust.

20.	True copies of the policies of insurance carried by the Vendors in respect of the Properties (to be made available).

21.	Copy of the Development Permit.

F-1

SCHEDULE F
NOT USED

G-1

SCHEDULE G
EXCLUDED ASSETS

Current Location	Description	EL #	Quantity
Information Technology
Server Room and Mechanical room	All Fixtures, Equipment, and Mechanical systems		all
Server Room	Server Room Fiber Cabling		all
2-9D	Nortel Option 61 (PBX) phone system including phones, base stations, switchboards and companion wireless system		all
Facility	3Com Switches		all
Facility	Cisco Wireless switches		all
Facility	Cisco access points		all
Facility	Desktops, Laptops and any associated peripherals that do not control building systems		all
Laboratory

2-17H	Autoclave	1770	1
2-15F	Glassware Washer (Scientek)	1253	1
2-15F	Glass Drying Oven (VWR)	1456	1
2-15F	Autoclave (AMSCO)	0077	1
2-15F	Millipore RO System	1668	1
2-23B	Millipore RO System	1050	1
2-15F	VWR Vented Hood	1757	1
2-17J	NMR		1
2- 6E	AVD		1
		2575,2577,

3- 6B Chem Lab	Fume Hoods	2574,2576,	4
3-10B BAU	Fume Hood	2470	1
3-6 B Chem Lab	Case Work		all
3- 10B BAU	Case Work		all
1-11B Core Lab	nonaffixed husbandry and laboratory equipment		all
Facility	Chambers		all
Facility	Incubators (all )		all
Facility	Laboratory Equipment (eg HPLC, Mass Specs,
	balance, BSC)		all
1-14F, 1 — 12F Device Labs	casework and all equipment		all
2-6G PMF	All Fixtures, Equipment, and Mechanical systems		all
2-6L PMF Mechanical	All Fixtures, Equipment, and Mechanical systems		all
Furniture

2-26D meeting room	8’ Boat Table and Chairs		all
2 10W meeting room	All existing furniture		all
3- 8U meeting room	5’ Round Table and chairs		all
3 — 26C meeting room	5’ Round Table and Chairs		all
2- 10 B coffee station	All existing furniture		all
1-11U Copy Centre	All existing Furniture		all
2-8R copy room	All existing Furniture		all
G-6H Shipping	Benches		2

Various	Answer Workstations 6x8		75
Various	Pedestals		75
Various	Chairs		75
2 — 6 R IT Support Room	All furniture and shelving		All

Various	60 x 30 Grey tables		6

G-2

Current Location	Description	EL #	Quantity
3-14F archives	Compact shelving		1
3- 17 D archives	Compact shelving		3
2nd floor, phase 2 1st floor Various	Metro, EZ rect Shelving Combo Cabinets		All 55
Various	Tear drop tables		30
Various	Woolore desks		15
Various	DeStijl desks		40
Various	Chairs		55
Various	Guest Chair		80
Various	Pedestals		55
Various	File Cabinets 6 drawer		20
Various	File Cabinets 5 drawer (Steelcase)		115
Various	Printer stands		15
Various	book cases		50
Various	2 drawer File cabinets		12
Executive Furniture

Various	Krug		5
Various	Chairs		5
Various	CanCan Chair		10
Various	Krug combo cabinet		5
3- 12w	CEO Furniture		All
Misc

P1 Shop	Shop Compressor		1
P1 Shop	all equipment and supplies		all

Facility	Rees Monitoring System and associated panels and probes	0227,0087

Facility	Security ACU		2
Facility	Card Readers		16
Facility	Electronic Levers		16

Cafeteria	Cappuccino Machine		1

P1 Parkade	Leased BOC Nitrogen Tank		1
Facility	Leased Water Coolers		All
Facility	Leased photcopiers		All
Facility	All art		All

Boardroom 3rd Floor	Projector		1
	40 “ LCD		2
	Video Conference System		1
	Crestron Controller		1
	DVD		1
	Mesh Back Chairs		18
	Cancan Chairs		15

South West corner Lot 1	QLT Sign

Various	miscellaneous, heavily used, non standard and mismatched furniture intended for sale at employee garage sale to occur prior to close		All

H-1

SCHEDULE H
QLT LEASE — PRINCIPAL TERMS AND CONDITIONS
The Vendor agrees to lease a portion of the office space within the Building pursuant to Section 4.6. Following is a summary of the general business terms upon which the Vendor will lease premises within the Building, namely;

Tenant:	QLT Inc.

Landlord:	Discovery Parks Holdings Inc. or permitted assignee

Building Address:	887 Great Northern Way, Vancouver BC

Leased Area:	Approximately 44,000 square feet of office and laboratory space in a location to be agreed upon.

The Tenant will be responsible for all costs associated with the demise of the Leased Area and all work shall be completed to City of Vancouver code requirements.

Term:	Five (5) years

Lease Commencement Date:	Closing Date, with rent commencing on the first day of the month following the Closing Date.

Renewal Options:	Two options of five (5) years each to be exercised 12 months in advance of the expiry to the Term or any Renewal thereof. The renewal rent to be based upon market rent for similar premises and shall not be less than the rent paid by the Tenant during the last year of the Term or any renewal thereof.

Form of Lease:	Net lease

Basic Rental Rate:	$32.50 per square foot / annum

Additional Rent:	Proportionate share plus any additional costs attributed to the laboratory component of the Tenant’s tenancy

Parking:	Seventy (70) Stalls at a rental rate of $65.00 per stall per month. The Tenant may also make arrangements directly with the other existing tenant of the Building for the use of a portion of such other tenant’s parking stalls, with 50% of the other parking stalls so obtained from such other tenant then being made available to the Tenant by the Landlord under the lease at a rental rate of $65.00 per stall per month.

H-2

Security Deposit:	The Tenant will provide the Landlord with a security deposit equal to one (1) month’s Basic and Additional Rent at the commencement of the Term. The security deposit will be returned to the Tenant at the end of the lease.

Rent Deposit:	The Tenant will provide the Landlord with a rent deposit equal to ten (10) months’ Basic Rent and estimated Additional Rent at the Closing Date. The amount of the rent deposit will be reduced by one-fifth (1/5) of the original amount at the end of each year of the Term by the application of the amount of such reduction towards payment of the Basic Rent and Additional Rent for the 11th, 12th, 23rd, 24th, 35th, 36th, 47th and 48th months, and with the balance of such deposit to be applied against Basic Rent and Additional Rent due for the 59th and 60th months of the Term. For greater certainty, the Tenant shall not be required to pay Basic Rent and Additional Rent for such periods for which such rent deposit has been so applied.

Signage:	Subject to relevant municipal approval, QLT may continue to display signage currently in place on the Building and shall be responsible for any costs associated with maintaining such signage.

Use:	Laboratory and office space

Building Access:	Twenty-four (24) hours per day, seven days a week

Landlord Operations:	The Landlord will operate the Building in a first class manner.

AMENDING AGREEMENT
     THIS AGREEMENT dated for reference July 4, 2008,
BETWEEN:
QLT INC. (“QLT”)
560677 B.C. LTD. (the “Lot F Nominee”)
630321 B.C. LTD. (the “Lot 1 Nominee”)
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5
(the Lot F Nominee and the Lot 1 Nominee are together, the “Nominees”, and QLT and the Nominees are together, the “Vendors”)
AND:
DISCOVERY PARKS HOLDINGS INC.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6
(the “Purchaser”)
     WITNESSES THAT WHEREAS:
A. The Vendors and the Purchaser entered into a Sale and Purchase Agreement dated for reference May 15, 2008 for the purchase and sale of certain lands and premises as described therein (the “Sale and Purchase Agreement”); and
B. The Vendors and the Purchaser have agreed to amend the Sale and Purchase Agreement in certain respects as hereinafter provided;
     NOW THEREFORE in consideration of the premises and the covenants and agreements of the parties hereto as hereinafter set forth, the parties hereby covenant and agreement with each other as follows:
1. Definitions
     Capitalized words and expressions used in this Agreement that are defined in the Sale and Purchase Agreement and are not otherwise defined herein, shall have the meanings given to them in the Sale and Purchase Agreement.
2. Amendments
     The Vendors and the Purchaser agree that with effect on the date of this Agreement, the Sale and Purchase Agreement is hereby amended as follows:

(a)	by deleting in Section 2.4 the words “within fifty (50) days following the date of execution of this Agreement by both parties” and substituting therefor the words “on or before July 11, 2008”;

(b)	by deleting in Section 4.6 the words “within fifty (50) days following the date of execution of this Agreement by both parties” and substituting therefor the words “on or before July 11, 2008”;

(c)	by deleting in Section 9.1(a) the words “on the date that is fifty (50) days following the date of execution of this Agreement by both parties (or if such 50th day is not a Business Day, then on the next following Business Day)” and substituting therefor the words “on July 11, 2008”; and

(d)	by deleting in Section 9.4(a) the words “on the date that is fifty (50) days following the date of execution of this Agreement by both parties (or if such 50th day is not a Business Day, then on the next following Business Day)” and substituting therefor the words “on July 11, 2008”.
3. Sale and Purchase Agreement Confirmed
     The Sale and Purchase Agreement is amended only to the extent provided in this Agreement and all the provisions of the Sale and Purchase Agreement as amended by this Agreement are confirmed and are in full force and effect. Without limiting the generality of the foregoing, time is and shall remain of the essence of the Sale and Purchase Agreement as amended by this Agreement.
4. Counterparts and Facsimile
     This Agreement may be signed in counterparts which, when each party has executed and delivered a counterpart, shall have the same effect as if the signature on such counterparts were upon the same instrument. This Agreement or any counterpart of it may be signed by a party and delivered by facsimile transmission or other form of electronic transmission and if so signed and delivered, this Agreement or such counterpart shall for all purposes be as effective as if the party had signed and delivered this Agreement or a counterpart of it bearing an original signature.
5. Enurement
     This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, subject to any terms and conditions respecting assignment contained in the Sale and Purchase Agreement, which terms and conditions shall apply equally to this Agreement.

     IN WITNESS WHEREOF the Vendors and the Purchaser have executed this Agreement by their respective authorized signatories as of the day and year first above written.

QLT INC.
Per:	/s/ Robert L. Butchofsky

560677 B.C. LTD.
Per:	/s/ Robert L. Butchofsky

630321 B.C. LTD.
Per:	/s/ Robert L. Butchofsky

DISCOVERY PARKS HOLDINGS INC.
Per:	/s/ Mark Betteridge

801 & 887 GREAT NORTHERN WAY
AMENDED AND RESTATED
SALE AND PURCHASE AGREEMENT
BETWEEN
QLT INC.
560677 B.C. LTD.
630321 B.C. LTD.
AND
DISCOVERY PARKS HOLDINGS INC.

Article 1 Interpretation		2
1.1	Definitions	2
1.2	General Principles	6
1.3	Schedules	7

Article 2 Purchase and Sale		8
2.1	Agreement of Purchase and Sale	8
2.2	Payment of Purchase Price	8
2.3	Deposit	8
2.4	Allocation of Purchase Price	9

Article 3 Documents, Inspection and Confidentiality		9
3.1	Project Documents	9
3.2	Confidentiality	10
3.3	Inspection	10
3.4	Authorization	10

Article 4 General Covenants		11
4.1	Covenants of the Vendors	11
4.2	Leasing Activity	12
4.3	Estoppel Certificates	12
4.4	Approved Service Contracts	13
4.5	[Not Used]	13
4.6	QLT Lease	13

Article 5 Risk		13
5.1	Risk and Purchaser’s Election	13
5.2	Insurance Proceeds	14

Article 6 Adjustments and Related Matters		14
6.1	Adjustments	14
6.2	Further Adjustments	15
6.3	Adjustment Determination	16
6.4	Tenant Inducements and Rent-Free Periods	16

Article 7 Possession		16
7.1	Possession	16

Article 8 Representations and Warranties		16
8.1	Vendors’ Representations and Warranties	16
8.2	Survival of Warranties and Representations	21
8.3	As Is, Where Is	22
8.4	Purchaser’s Representations and Warranties	22

Article 9 Conditions Precedent		23
9.1	Purchaser’s Conditions Precedent	23

-ii-

9.2	Purchaser’s Closing Conditions	24
9.3	Satisfaction of Conditions Precedent	25
9.4	Vendors’ Condition Precedent	25
9.5	Vendors’ Closing Conditions	25
9.6	Nature of Conditions	26

Article 10 Closing		26
10.1	Closing	26
10.2	Vendors’ Closing Documents	26
10.3	Purchaser’s Closing Documents	28
10.4	Form of Documents	30
10.5	Payment in Trust	30
10.6	Registration	30
10.7	Closing	30
10.8	Concurrent Requirements	31
10.9	Discharge of Encumbrances	31
10.10	Delivery of Project Documents	32
10.11	Goods and Services and Social Services Tax	32
10.12	Purchaser Financing	32

Article 11 General		33
11.1	Further Assurances	33
11.2	Survival	33
11.3	Entire Agreement	33
11.4	Notices	33
11.5	Fees	35
11.6	Real Estate Commissions	35
11.7	Time	35
11.8	Tender	35
11.9	Assignment	36
11.10	Enurement	36
11.11	Counterparts	37
11.12	Execution	37
11.13	Amendment and Restatement	37
11.14	Conditions Precedent	37

AMENDED AND RESTATED
SALE AND PURCHASE AGREEMENT
THIS AGREEMENT is an amendment and restatement of the Sale and Purchase Agreement between the parties hereto dated for reference May 15, 2008 as amended by an Amending Agreement dated for reference July 4, 2008, and is dated for reference and to take effect as of July 11, 2008.
BETWEEN:
QLT INC. (“QLT”)
560677 B.C. LTD. (the “Lot F Nominee”)
630321 B.C. LTD. (the “Lot 1 Nominee”)
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5
(the Lot F Nominee and the Lot 1 Nominee are together, the “Nominees”, and QLT and the Nominees are together, the “Vendors”)
AND:
DISCOVERY PARKS HOLDINGS INC.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6
(the “Purchaser”)
     WITNESSES THAT WHEREAS:
A. QLT is the sole beneficial owner and the Lot F Nominee is the registered owner of the Lot F Property;
B. QLT is the sole beneficial owner and the Lot 1 Nominee is the registered owner of the Lot 1 Property; and
C. QLT has agreed to sell and the Purchaser has agreed to purchase the Purchased Assets, upon and subject to the terms and conditions set forth in this Agreement;
D. For the foregoing purposes, the Vendors and the Purchaser entered into a Sale and Purchase Agreement dated for reference May 15, 2008, as amended by an Amending Agreement dated for reference July 4, 2008 (collectively, the “Original Sale and Purchase Agreement”); and

E. The Vendors and the Purchaser have agreed to amend and restate the Original Sale and Purchase Agreement in certain respects as hereinafter provided;
     NOW THEREFORE in consideration of the premises and other good and valuable consideration given by each of the parties hereto to each of the others (the receipt and sufficiency of which are hereby acknowledged by each of them), the parties hereto covenant and agree as follows:
ARTICLE 1
INTERPRETATION
1.1 Definitions
In this Agreement:
“Approved Financial Institution” means any one of the five largest (by assets) Canadian Schedule I Chartered Banks or HSBC Bank Canada, as selected by the Purchaser;
“Approved Service Contracts” means:
(a)	Natural Gas Supply and Management Services Agreement dated May 1, 2003 among QLT and Direct Energy Marketing Limited;

(b)	HVAC Service Agreement dated December 17, 2007 among QLT and Trane British Columbia; and

(c)	those of the remaining Service Contracts that the Purchaser has approved in writing on or before the date set out in Section 9.1(b) for satisfaction or waiver of the conditions referred to in Section 9.1(b);
“Assignment of Approved Service Contracts” means an assignment substantially in the form attached as Schedule A hereto with the blanks completed as appropriate;
“Assignment of Leases” means an assignment substantially in the form attached as Schedule B hereto with the blanks completed as appropriate;
“Building” means all buildings and other improvements on the Lot F Property including without limitation all plant, appurtenances, fixtures (including fixed machinery and fixed equipment), structures and Mechanical Systems situate in or on or forming part of such lands or of such buildings or other improvements, but excluding the Excluded Assets;
“Business Day” means a day which is not a Saturday, Sunday or statutory holiday (as defined in the Employment Standards Act (British Columbia)) in Vancouver, British Columbia;
“Closing Date” means the 20th day following the later of:

(a)	the date the conditions referred to in Section 9.1(b) have been satisfied or waived by the Purchaser; and

(b)	the date the condition referred to in Section 9.4 has been satisfied or waived by QLT;
or if the LTO is not open for business on such date, then the day next following such date on which the LTO is open for business;;
“Competition Act” means the Competition Act (Canada);
“Declarations of Trust” means, together:
(a)	the declaration of trust in respect of the Lot F Property made on December 3, 1998 between the Lot F Nominee and QLT (the “Lot F Declaration of Trust”); and

(b)	the declaration of trust in respect of the Lot 1 Property made on August 29, 2001 between the Lot 1 Nominee and QLT (the “Lot 1 Declaration of Trust”);
“Deposit” means the deposit referred to in Section 2.2(a);
“Development Permit” means the development permit for the Lot 1 Property issued by the City of Vancouver numbered DE 407227;
“Environment” means all components of the earth including, without limitation, all layers of the atmosphere, air, land, soil, water, organic or inorganic matter and living organisms, and the interacting natural systems that include the components referred to in this definition;
“Environmental Laws” means all Laws relating, in whole or in part, to the enhancement or protection of the Environment, occupational safety, product liability, public health, public safety and the transportation of dangerous goods;
“Estoppel Certificate” means a certificate substantially in the form set out in Schedule D hereto or in any other form or forms which may be required under the terms of any of the Leases;
“Excluded Assets” means the fixtures, equipment and chattels described in Schedule G hereto, and the leasehold improvements, trade fixtures and chattels and personal property of Tenants under Leases;
“GST” has the meaning given in Section 10.11;
“GST Certificate” has the meaning given in Section 10.11;

“Hazardous Waste” means “hazardous waste” as defined in the Environmental Management Act (British Columbia) and in the Hazardous Waste Regulation under the Environmental Management Act;
“Included Chattels” means all goods, equipment and chattels located in the Building, but excluding the Excluded Assets;
“Laws” means all constitutions, treaties, laws, statutes, codes, ordinances, orders, decrees, rules, regulations and municipal bylaws, whether domestic, foreign or international, any judgments, orders, writs, injunctions, decisions, rulings, decrees, and awards of any governmental authority, and any policies, voluntary restraints, practices or guidelines of any governmental authority and including, without limitation, any principals of common law and equity;
“Leases” means all leases, agreements to lease, licences and other rights in existence on the date of this Agreement, either written or oral, copies or details of which are delivered to the Purchaser as part of the Project Documents, together with any further leases, agreements to lease and licences entered into by the Vendors or either of them in accordance with Section 4.2;
“Lot F Property” means the lands and premises located at 887 Great Northern Way, Vancouver, British Columbia and legally described in Schedule C hereto, but excluding the Excluded Assets;
“Lot 1 Property” means the lands and premises located at 801 Great Northern Way, Vancouver, British Columbia, legally described in Schedule C hereto, but excluding the Excluded Assets;
“LTO” means the Land Title Office at New Westminster, British Columbia;
“Mechanical Systems” means all systems within the Lot F Property of a mechanical nature including without limitation all heating, plumbing, electrical, ventilation, drainage, elevators or other mechanical lifting devices and air conditioning systems, but excluding the Excluded Assets;
“Notice” means any claim, citation, directive, litigation, investigation, letter or other communication, written or oral, actual or threatened, from any person;
“Permitted Encumbrances” means:
(a)	the encumbrances in respect of each of the Lot F Property and the Lot 1 Property described in Schedule C hereto;

(b)	the Leases;

(c)	any leases or agreements to lease, or modifications or extensions to Leases entered into by the Vendors or any of them in accordance with Section 4.2;

(d)	the QLT Lease to be entered into in accordance with Section 4.6;

(e)	the rights reserved to or vested in or deemed to be reserved to or vested in any governmental or public authority pursuant to any Crown Grants(s) applicable to the Lot F Property or the Lot 1 Property or pursuant to any applicable statutory provisions; and

(f)	any other liens, charges or encumbrances expressly permitted in writing by the Purchaser including any security and financing instruments and agreements granted or entered into by either or both of the Nominees at the request of the Purchaser in connection with any financing arranged by the Purchaser to finance the purchase of the Purchased Assets or any of them;
“Project Documents” means all information in the Vendors’ control or possession, that would be normally provided in a transaction of the nature contemplated herein, including the information contemplated in Schedule E attached hereto to the extent the same is in the Vendors’ control or possession;
“Properties” means the Lot F Property, the Building and the Lot 1 Property, but excluding the Excluded Assets;
“Purchase Price” means the sum of Sixty-Eight Million Five Hundred Thousand Canadian dollars ($68,500,000.00), which is exclusive of any applicable goods and services taxes, provincial sales taxes and provincial social services taxes;
“Purchased Assets” means:
(a)	the beneficial interest of QLT in the Properties;

(b)	the Shares;

(c)	the Included Chattels;

(d)	the beneficial interest of QLT in the Mechanical Systems;

(e)	the interest of QLT in the Leases;

(f)	the interest of QLT in the Approved Service Contracts; and

(g)	the interest of QLT in the Project Documents (including the Development Permit) to the extent transferrable;
but excludes the Excluded Assets;
“Purchaser’s Solicitors” means Fraser Milner Casgrain LLP;
“QLT Lease” has the meaning given in Section 4.6;

“Service Contracts” means all service contracts and agreements to enter into service contracts together with all modifications, extensions, renewals, and assignments thereof, both written and oral, made by or on behalf of QLT relating to the management, servicing, repair and cleaning of the Lot F Property, Building or Included Chattels or the furnishing of supplies or services thereto;
“Shares” means all of the issued and outstanding shares in the capital stock of each of the Nominees;
“Short Form QLT Lease” has the meaning given in Section 4.6;
“Tenants” means the tenants and licensees under the Leases; and
“Vendors’ Solicitors” means Farris, Vaughan, Wills & Murphy LLP.
1.2 General Principles
For the purposes of this Agreement:
(a)	“this Agreement” means this Agreement, including the Schedules hereto, as the same may be supplemented or amended and in effect from time to time;

(b)	except as otherwise expressly provided in this Agreement, any reference in this Agreement to an Article, a Section, paragraph, subparagraph or Schedule is a reference to the appropriate Article, Section, paragraph, subparagraph or Schedule in or to this Agreement;

(c)	if any provision of this Agreement or any part hereof is found or determined to be invalid it will be severable and severed from this Agreement and the remainder of this Agreement will be construed as if such invalid provision or part had been deleted from this Agreement;

(d)	this Agreement and all matters arising hereunder will be governed by and construed in accordance with the laws of British Columbia, which will be deemed to be the proper law hereof, and the courts of British Columbia will have the non-exclusive jurisdiction to entertain and determine all claims and disputes arising out of or in any way connected with this Agreement (subject to any arbitration provisions hereof) and the validity, existence and enforceability hereof;

(e)	the headings used in this Agreement are for convenience only and do not form part of this Agreement and shall not in any way affect, limit, amplify or modify the terms hereof or the interpretation, scope or intent thereof;

(f)	the words “herein”, “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular Article, Section, paragraph, subparagraph or other subdivision or Schedule hereof;

(g)	the word “including”, when following any general statement, term or matter, will not be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, but will be construed to refer to all other items or matters that could reasonably fall within the scope of such general statement, term or matter, whether or not non-limiting language (such as “without limitation”, “but not limited to” or words of similar import) is used with reference thereto;

(h)	words importing the masculine gender include the feminine or neuter gender and words in the singular include the plural, and vice versa;

(i)	any reference to a statute includes and is a reference to such statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statutes or any regulations that may be passed which have the effect of supplementing or superseding such statutes or regulations;

(j)	all references to monetary amounts in this Agreement are references to Canadian dollars;

(k)	any action to be taken pursuant to this Agreement on a day that is not a Business Day shall be taken on the next succeeding Business Day; and

(l)	if any party to this Agreement is comprised of more than one legal entity all of the obligations and liabilities of that party shall be the joint and several obligations and liabilities of each legal entity comprising such party.
1.3 Schedules
The following are the Schedules to this Agreement each of which is an integral part hereof:

Schedule A	Assignment of Approved Service Contracts
Schedule B	Assignment of Leases
Schedule C	Lands and Registered Charges
Schedule D	Estoppel Certificate
Schedule E	Project Documents
Schedule F	NOT USED
Schedule G	Excluded Assets
Schedule H	QLT Lease — Principal Terms and Conditions

ARTICLE 2
PURCHASE AND SALE
2.1 Agreement of Purchase and Sale
     Subject to the terms and conditions of this Agreement and based on the warranties and representations herein contained, QLT agrees to sell and the Purchaser agrees to purchase the Purchased Assets on the Closing Date for the Purchase Price.
2.2 Payment of Purchase Price
     The Purchaser shall pay the Purchase Price for the Purchased Assets as follows:
(a)	by way of a deposit of Two Million Canadian Dollars ($2,000,000.00) paid to the Vendors’ Solicitors as follows:
(i)	the sum of Seven Hundred and Fifty Thousand Canadian Dollars ($750,000.00) by payment of such amount within two (2) Business Days after the date of execution and delivery of this Agreement by both parties; and

(ii)	the sum of One Million Two Hundred and Fifty Thousand Canadian Dollars ($1,250,000.00) by payment of such amount on the date the conditions referred to in Section 9.1(b) have been satisfied or waived by the Purchaser;
and if the Purchaser defaults in paying when due all or any part of such deposit then, at the option of the Vendors, the Vendors shall have no further obligations under this Agreement and the Deposit and all interest thereon shall be paid to QLT pursuant to Section 2.3(d); and
(b)	by payment of the balance of the Purchase Price to QLT on the Closing Date as provided in Article 10 and, if applicable, Section 11.8.
2.3 Deposit
     The Vendors’ Solicitors shall hold the Deposit as a stakeholder and shall deposit each instalment of the Deposit in an Approved Financial Institution in an interest bearing trust account forthwith following receipt thereof and shall pay the Deposit and such interest as may be paid thereon by the Approved Financial Institution only as directed in writing by the Vendors and the Purchaser or their respective solicitors or as directed by a court of competent jurisdiction. The Vendors and the Purchaser agree that the Deposit and such interest as may be paid thereon by the Approved Financial Institution shall be paid as follows (subject to any applicable withholding tax):

(a)	to QLT on account of the Purchase Price contemporaneously with the completion of the transactions contemplated by this Agreement, with all interest paid to the Purchaser;

(b)	to the Purchaser together with all interest if any of the conditions referred to in Section 9.1 or Section 9.4 are neither satisfied nor waived within the time provided, without prejudice to any other rights of the parties under this Agreement, or if the Purchaser elects not to complete the purchase pursuant to Section 5.1;

(c)	to the Purchaser together with all interest if the transactions contemplated by this Agreement are not completed by reason of any of the conditions referred to in Section 9.2 being neither satisfied nor waived or by reason of QLT’s default hereunder, but without prejudice to any other rights of the Purchaser under or pursuant to this Agreement; and

(d)	to QLT together with all interest if the transactions contemplated by this Agreement are not completed by reason of any of the conditions referred to in Section 9.5 being neither satisfied nor waived or by reason of the Purchaser’s default hereunder, such payment being on account of QLT’s damages, but without prejudice to any other rights of QLT under or pursuant to this Agreement.
2.4 Allocation of Purchase Price
     QLT and the Purchaser acknowledge and agree that the Purchase Price will be allocated among the Purchased Assets as follows:

Lot F Property (land only)	—	$9,432,000.00
Building	—	$47,731,383.00
(includes Mechanical Systems fixtures, Leases and Approved Service Contracts)	—	$10,840,000.00
Lot 1 Property	—	$10,840,000.00
Included Chattels	—	$496,614.00
Shares — Lot F Nominee	—	$1.00
— Lot 1 Nominee	—	$1.00
Project Documents	—	$1.00.
ARTICLE 3
DOCUMENTS, INSPECTION AND CONFIDENTIALITY
3.1 Project Documents
(a)	The Vendors shall, within three (3) Business Days after the date of execution of this Agreement by both parties, deliver to the Purchaser or make available for the inspection of the Purchaser, as the case may be, as set out in Schedule E, all Project Documents or true and complete copies thereof (to the extent that the Vendors have not already provided copies of such material to the Purchaser). Thereafter, the Vendors shall forthwith deliver to the Purchaser all such further information respecting the Project Documents or the Properties that is reasonably requested by the Purchaser and is within the control or possession of the Vendors.
(b)	The Purchaser acknowledges and agrees that the Vendors shall not have any liability for any errors, omissions or inaccuracies in any of the Project Documents that are studies, reports or other documents prepared by third parties, except to the extent of any express representation, warranty, covenant or agreement of the Vendors contained in this Agreement and subject to Section 8.2.
3.2 Confidentiality
     Each party agrees to cause its respective directors, officers, employees, agents and advisors to keep in strict confidence this Agreement (and, in the case of the Purchaser only, all information with respect to the Properties including the Project Documents) until such time as the transactions contemplated by this Agreement are completed, unless otherwise required by law, including applicable securities laws and/or the rules and policies of any applicable stock exchange. If the transactions contemplated by this Agreement are not completed for any reason, this obligation of the parties shall continue and all materials delivered by the Vendors to the Purchaser hereunder shall, upon request, forthwith be returned to the Vendors by the Purchaser. Each party, without limiting its obligations hereunder, may disclose this information, on a strictly confidential basis, to its respective professional advisers, consultants and, in the case of the Purchaser, any lenders and/or co-investors proposing to finance and/or invest in the acquisition of the Purchased Assets.
3.3 Inspection
     The Purchaser and its advisors shall be entitled, upon reasonable notice to the Vendors and in accordance with the Vendors’ reasonable requirements as to security, to enter the Properties and the Building (subject to the rights of Tenants) and to carry out investigations, tests and studies of the Properties, the Building and the Mechanical Systems. The Purchaser agrees to and shall indemnify and hold harmless the Vendors and each of them from any and all costs, expenses, liability, injury, loss or damage arising out of such entry or any acts, investigations or tests carried out on the Properties pursuant thereto. In carrying out such investigations, tests and studies, the Purchaser shall use all reasonable efforts not to disrupt or unduly interfere with the business or operations of QLT or Tenants carried on within the Properties.
3.4 Authorization
     The Vendors hereby expressly authorize the Purchaser and its agents, consultants and advisors to meet with or correspond with the appropriate statutory or governmental authorities for the purpose of verifying the accuracy of the warranties and representations contained in this Agreement, including but not limited to compliance with laws, bylaws, regulations and assessments. The Vendors will promptly at the Purchaser’s request execute and deliver any authorizations reasonably required by the Purchaser to authorize the statutory or governmental authorities to release such information to the Purchaser.
ARTICLE 4
GENERAL COVENANTS
4.1 Covenants of the Vendors
     The Vendors shall:
(a)	from and after the date of this Agreement to the Closing Date, maintain the Properties in their present condition, reasonable wear and tear excepted, and, subject to Article 5, do or cause to be done all necessary repairs and maintenance as required to effect same, take all reasonable care to protect and safeguard the Properties, and operate and otherwise deal with the Properties as a careful and prudent owner would do and in such a manner that the warranties and representations in Section 8.1 remain true and correct in all material respects; provided that the Vendors shall not be obliged to make capital repairs to the Properties except in case of emergency;

(b)	maintain in full force and effect the existing insurance coverage in respect of the Properties until the Closing Date;

(c)	observe and perform all of the landlord’s obligations under the Leases and diligently enforce all of the landlord’s rights and remedies thereunder;

(d)	take or cause to be taken all proper steps and actions and corporate proceedings to enable QLT to vest a good and marketable title to the Purchased Assets in the Purchaser free and clear of all liens, encumbrances, defects in title, equities or claims of every nature and kind except for Permitted Encumbrances and to enable QLT to carry out the sale of the Purchased Assets and the Vendors to execute and deliver this Agreement as valid and binding obligations of the Vendors;

(e)	maintain in all material respects present levels of consumable supplies and spare parts in the Building until the Closing Date;

(f)	pay, on or before the due date, all municipal taxes, local improvement taxes, rates, levies and assessments of every nature or kind with respect to the Properties for the 2008 calendar year that become due and payable before the Closing Date; and

(g)	as of the Closing Date, cancel or terminate at its expense all Service Contracts other than Approved Service Contracts.

4.2 Leasing Activity
(a)	The Purchaser agrees that in the period following the date of execution of this Agreement by both parties and up to the date for satisfaction or waiver of the conditions referred to in Section 9.1(b), the Vendors may carry on their leasing program for the Lot F Property and the Building. The Vendors agree that they will not enter into any binding commitments with Tenants or prospective tenants for the Lot F Property and the Building or any material modification of any Lease during such period without first providing the Purchaser with a copy of any such proposed binding commitment or material modification.

(b)	If the transactions contemplated by this Agreement are completed, the Purchaser will assume all such commitments from and after the Closing Date and will fully perform the obligations of the Vendors pursuant to such commitments, including honouring obligations to provide any tenant inducements to the Tenants or prospective tenants of the Lot F Property and the Building, and being responsible for all commissions that are payable and all landlord’s work thereunder and the same will not be subject to adjustment on closing, except that, if the term of any new lease commences prior to the Closing Date, then the responsibility for any related tenant inducements (including landlord’s work) and commissions will be pro-rated between QLT and the Purchaser on the basis of the number of months of the initial term of such lease prior to the Closing Date (as for QLT) and the number of months of the initial term of such lease after the Closing Date (as for the Purchaser), and the same will be subject to adjustment on closing.

(c)	The Vendors agree that after the conditions referred to in Section 9.1(b) are satisfied or waived by the Purchaser, the Vendors will not enter into any binding commitments with Tenants or prospective tenants for the Lot F Property or the Building or any material modification of any Lease without the Purchaser’s prior written approval, which approval may be withheld in the Purchaser’s sole and absolute discretion.

(d)	The Vendors agree that if they carry on the leasing program, they will do so in good faith in the ordinary course following the date of execution of this Agreement by both parties and will only consider commitments with tenants and prospective tenants which are consistent with market driven leasing arrangements in the Vancouver market.
4.3 Estoppel Certificates
     The Vendors shall use all reasonable commercial efforts to obtain and deliver to the Purchaser prior to the completion of the purchase and sale of the Purchased Assets, Estoppel Certificates executed by all Tenants. To the extent that the Vendors are unable to obtain and deliver to the Purchaser prior to the Closing Date Estoppel Certificates despite using all reasonable commercial efforts to obtain the same, QLT will execute and deliver to the Purchaser on the Closing Date certificates of QLT for such Tenants certifying the information that would have been in the applicable Estoppel Certificates (the “Replacement Estoppel Certificates”). The Replacement Estoppel Certificates will be deemed for all purposes to be a representation and warranty hereunder by QLT of the truth and accuracy of the matters set forth in the Replacement Estoppel Certificates, subject to the limitations set forth in Sections 8.2 and 11.2. The Purchaser shall, for a period of sixty (60) days after the Closing Date, return to QLT any Replacement Estoppel Certificate (which shall be deemed null and void except in the case of a material conflict of information contained in the Estoppel Certificate and the Replacement Estoppel Certificate) for which QLT delivers to the Purchaser an Estoppel Certificate in accordance with this Section 4.3 for the same Lease.
4.4 Approved Service Contracts
     The Purchaser shall deliver to QLT on or before the date for satisfaction or waiver by the Purchaser of the conditions set out in Section 9.1(b), a list of those Service Contracts (if any), other than the Natural Gas Supply and Management Services Agreement dated May 1, 2003 among QLT and Direct Energy Marketing Limited, and the HVAC Service Agreement dated December 17, 2007 among QLT and Trane British Columbia, that the Purchaser wishes to include in the Approved Service Contracts.
4.5 [Not Used]
4.6 QLT Lease
     QLT and the Purchaser shall each in good faith negotiate and settle on or before July 18, 2008 a lease of premises in the Building containing the principal terms and conditions set out in Schedule H hereto, provided QLT may at its sole option require that such lease be in registrable form, and QLT may further elect that the parties also negotiate and settle a short form of the lease for registration purposes (such lease, together with such short form if QLT so elects are together, the “QLT Lease” and, if QLT so elects, such short form is called the “Short Form QLT Lease”).
ARTICLE 5
RISK
5.1 Risk and Purchaser’s Election
     The Properties shall be at the risk of the Vendors until the completion of the sale and purchase contemplated by this Agreement and, if there is any material damage to the Building or the Mechanical Systems occurring before that time, the Purchaser shall elect, no later than seven (7) days after receiving written notice from QLT of the occurrence of such event (and in any event prior to the Closing Date) by notice in writing, either:
(a)	to terminate this Agreement, in which case the Deposit together with accrued interest will be paid to the Purchaser in accordance with Section 2.3(b) and neither the Vendors nor the Purchaser shall have any further obligation hereunder; or

(b)	to complete the transactions contemplated by this Agreement.
QLT shall give to the Purchaser prompt written notice of the occurrence of any material damage to the Building or the Mechanical Systems. Failure by the Purchaser to so elect within the time provided above shall be deemed to be an election to complete the transactions contemplated by this Agreement. For the purpose of this Section, material damage means loss or damage to or destruction of the Building or the Mechanical Systems to such an extent in either event that a quantity surveyor engaged by QLT certifies that the replacement or repair thereof cannot be completed for a cost of less than $2,000,000.00.
5.2 Insurance Proceeds
     The amount of any insurance proceeds in connection with loss or damage occurring prior to the passing of risk and not applied by the Vendors or the insurer to the cost of repairs, shall, if the Purchaser elects or is deemed to have elected to complete, be assigned to and be payable to the Purchaser.
ARTICLE 6
ADJUSTMENTS AND RELATED MATTERS
6.1 Adjustments
     Adjustments will be made in accordance with the following provisions:
(a)	except as otherwise provided herein, all adjustments, both incoming and outgoing, with respect to the Properties, including taxes, utilities, rents, common area and operating expenses, deposits and interest thereon, tenant allowances, tenant recharges, fuel, licences, insurance, audit costs, payments under Approved Service Contracts and other items normally adjusted between a vendor and purchaser in the sale of similar properties shall be adjusted as of the Closing Date so that QLT will bear and pay all expenses and receive all income related to the Properties prior to the Closing Date and the Purchaser will bear and pay all expenses and receive all income related to the Properties from and including the Closing Date;

(b)	QLT will remain liable to remit, in accordance with Part IX of the Excise Tax Act (Canada), any goods and services tax exigible on taxable supplies made by QLT and that became payable (as contemplated in Section 168 of the Excise Tax Act (Canada)) prior to the Closing Date;

(c)	QLT shall not be credited with arrears of rent or other charges owed by Tenants as of the Closing Date, except that QLT shall be credited for arrears of rent and any other charges owed by any Tenant as of the Closing Date in respect of the then current month so long as such Tenant is not then in arrears for any previous month; the Purchaser and QLT each agree to cooperate with the other in respect of the collection of any then current arrears (including the full amount of any unpaid federal goods and services tax payable by the Tenants on such arrears).

QLT shall provide the Purchaser with detailed information as to the determination of the amount of such arrears, and the Purchaser shall take reasonable steps in order to collect such arrears as soon as may be practicable. If and when the Purchaser collects any such arrears the Purchaser will remit to QLT that portion due to QLT in respect of the period prior to the dates of adjustment for the respective components of such arrears, less any reasonable third party collection costs. For greater certainty, QLT will be entitled to receive the full amount of goods and services tax paid on arrears by the Tenants if such goods and services tax became payable (as contemplated in Section 168 of the Excise Tax Act (Canada)) prior to the Closing Date. Payment of rents and recoveries shall be applied first to current rents and recoveries and the excess to the latest arrears. QLT shall be entitled to attempt to collect any such arrears the Purchaser has not collected within three (3) months after the Closing Date, provided that it shall not be entitled to terminate any Tenant’s lease or seize any of the Tenant’s property on the Tenant’s premises;

(d)	although the Purchaser will be entitled, subject to QLT’s right under Section 6.1(c), to collect all rentals and other recoveries after the Closing Date whether applicable to periods prior to or after the Closing Date, the Purchaser and QLT agree to receive in trust and promptly remit to the other that portion of any rentals or recoveries received by it as would reasonably be expected to be credited to or by the other party hereunder on a subsequent adjustment, subject to the provisions of Section 6.1(c). Any rents and recharges received by QLT and designated by a Tenant or other occupant to be applied to a period ending after the date of adjustment for the subject matter of such arrears will be promptly paid or endorsed over to the Purchaser; and

(e)	if any dispute arises with regard to the adjustments referred to in Article 6 either before or after the Closing Date, the matter in dispute will be referred in the first instance to the auditors of the Purchaser and the auditors of QLT for determination. If such auditors cannot agree on a determination of the matter in dispute within thirty (30) days following the reference to them, the matter in dispute will be referred to a single arbitrator under the Commercial Arbitration Act (British Columbia) or any successor legislation then in effect in British Columbia. QLT and Purchaser will make any references mentioned herein expeditiously and will share all arbitration costs equally.
6.2 Further Adjustments
     A further adjustment with respect to the matters set forth in Section 6.1 which could not be finally adjusted on the Closing Date will be made no later than six (6) months after the Closing Date.

6.3 Adjustment Determination
     Both before and after the Closing Date, QLT and the Purchaser will use their best efforts to determine all adjustments.
6.4 Tenant Inducements and Rent-Free Periods
     Any existing free-rent periods or other existing tenant inducements or leasing commissions occurring after the Closing Date (but excluding any of the same that arise out of commitments entered into by the Vendors pursuant to Section 4.2 except as provided therein) shall be set out in the tenancy schedule delivered to the Purchaser as part of the Project Documents and determined on the Closing Date and the applicable amounts so determined shall be present valued at a discount rate of six percent (6%) per annum and the discounted amount shall be the responsibility of QLT and paid by way of adjustment in favour of the Purchaser on the Closing Date. The Purchaser shall indemnify and save harmless QLT from and against any and all claims, charges, costs, expenses and liabilities that QLT may at any time suffer or incur as a result of any failure by the Purchaser to pay or perform any such free-rent periods, tenant inducements or leasing commitments so adjusted.
ARTICLE 7
POSSESSION
7.1 Possession
     The Purchaser shall, upon completion of the sale and purchase, and subject to the Permitted Encumbrances, the Leases, any commitments entered into by the Vendors in accordance with Section 4.2, and the QLT Lease, have possession of the Properties.
ARTICLE 8
REPRESENTATIONS AND WARRANTIES
8.1 Vendors’ Representations and Warranties
     QLT hereby represents and warrants to the Purchaser, regardless of any independent investigations that the Purchaser may cause to be made, that:
(a)	QLT is a duly incorporated and validly existing company in good standing under the laws of the Province of British Columbia and has the corporate power and capacity to own its interest in the Properties and to carry on its business;

(b)	each Nominee is a duly incorporated and validly existing company in good standing under the laws of the Province of British Columbia and has the corporate power and capacity to hold legal title to the Lot F Property, in the case of the Lot F Nominee, and the Lot 1 Property, in the case of the Lot 1 Nominee, in trust for QLT and to carry on its business;

(c)	none of QLT nor the Nominees are a non-resident of Canada within the meaning of the Income Tax Act (Canada);

(d)	by the Closing Date, all necessary corporate action on the part of the Vendors will have been taken to authorize and approve the completion of the transactions contemplated by this Agreement;

(e)	none of the Vendors has any indebtedness or liability to any person, firm or corporation that might now or hereafter constitute a lien, charge or encumbrance on the Purchased Assets or that would affect the Purchaser’s right, from and after the Closing Date, to own, occupy (subject to the Leases and the QLT Lease) and obtain revenue from the Properties, other than Permitted Encumbrances;

(f)	subject to obtaining any required consents to the assignment of the Approved Service Contracts, neither the execution of this Agreement nor the completion of the transactions contemplated hereby will conflict with or result in a breach of the respective constating documents of any of the Vendors nor constitute a breach of, default under, or acceleration of any obligation under, or constitute any event which, with the giving of notice or lapse of time or otherwise, would constitute a breach of, default under, or acceleration of any obligation under, any indenture, mortgage, deed of trust or any other agreement to which any of the Vendors is a party or by which any of them is bound or to which any of their assets are subject (including the Declarations of Trust);

(g)	there is no action, suit, claim, arbitration, judgment, investigation or proceeding outstanding or pending or, to the knowledge of the Vendors, threatened against or affecting any of the Vendors and pertaining to the Purchased Assets or any part thereof at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or authority;

(h)	QLT has a good and marketable beneficial title to the Properties, legal title to which is held by the Lot F Nominee, in the case of the Lot F Property, and by the Lot 1 Nominee, in the case of the Lot 1 Property, each as nominee and bare trustee for QLT pursuant to the Declarations of Trust, free and clear of all liens, charges and encumbrances except the Permitted Encumbrances;

(i)	the Permitted Encumbrances described in Schedule C are in full force and effect and have not been further amended, none of the Vendors is in default thereunder, no other party is, to the knowledge of the Vendors, in default thereunder and there are no existing disputes thereunder;

(j)	all municipal taxes, local improvement taxes, rates, levies and assessments of every nature and kind with respect to the Properties for the 2007 calendar year and all preceding calendar years, have been paid in full and, except as provided in the Permitted Encumbrances described in Schedule C, none of the Vendors has, in connection with the Properties, any present or future obligation to pay monies to any statutory authority in connection with off-site roads, services, utilities or similar services or to construct or provide off-site roads, services, utilities or similar services in connection with the Properties;

(k)	none of the Vendors is a party to or bound by any collective bargaining agreements or any agreements with a trade union by which the Purchaser will be bound by virtue of acquiring the Purchased Assets, and there are no employees of the Vendors with respect to whom the Purchaser will assume or incur any responsibility or liability by virtue of acquiring the Purchased Assets;

(l)	with respect to the Properties:
(i)	to the best of the knowledge of the Vendors, the Building is not subject to any outstanding work order or notice of defect or non-compliance from any provincial or municipal board or official or Board of Fire Underwriters or like authority;

(ii)	except as disclosed in the Project Documents, none of the Vendors has received any Notice from any governmental authority of non-compliance with respect to Environmental Laws;

(iii)	except as disclosed in the Project Documents, the Vendors have not at any time received, handled, generated, used, stored, deposited, treated, transported or disposed of any Hazardous Waste on the Lot F Property, the Lot 1 Property or within the Building except in compliance with all applicable Environmental Laws; and

(iv)	except as disclosed in the Project Documents, none of the Vendors has received any Notice from any governmental authority that requires any remedial action to be conducted or any works to be undertaken with respect to environmental contamination of the Lot F Property, the Lot 1 Property or the Building;
(m)	the Included Chattels are free and clear of all liens, charges and encumbrances;

(n)	none of the Vendors has received any Notice from any governmental authority or has any knowledge of any intention of any statutory authority to expropriate all or any part of the Properties;

(o)	none of the Vendors has received any Notice from any governmental authority of any intention of the applicable municipal authority to alter its zoning bylaw or official community plan, if any, so as to affect or potentially affect in a detrimental manner the Properties or the use thereof;

(p)	there are no claims, actions or proceedings pending or, to the knowledge of the Vendors, threatened, in law or in equity, that would materially interfere with the use and enjoyment of the Properties or the occupancy or use of all or any part of the Properties by the Purchaser or any Tenant or QLT under the QLT Lease or that could affect the Purchaser’s right to own, occupy and obtain revenue from the Properties;

(q)	with respect to the Leases:
(i)	the Leases constitute all leases, agreements to lease, and other rights in existence on the date of this Agreement, either written or oral, under which any person, firm or corporation has any right to lease, use or occupy any portion of the Lot F Property or the Building in the nature of a tenancy or licence and all Tenants are at arm’s length from the Vendors;

(ii)	save for the current month’s rent, there are no deposits, prepaid rents or other prepaid expenses which have been received from any Tenants except as set forth in the Project Documents;

(iii)	the copies of the Leases which the Vendors will be making available to the Purchaser for review are true copies thereof;

(iv)	the Leases are good, valid and subsisting and enforceable against the Tenants, and are, to the best of the knowledge of the Vendors, in good standing except as specifically set forth in the Project Documents, and there are no existing disputes thereunder, and none of the Vendors has received any notice from any Tenant alleging any default by the Vendors or requiring the Vendors to take any action not taken, and except as set forth in the Project Documents the Leases have not been modified, extended, renewed or, to the knowledge of the Vendors assigned by any Tenant, and the Leases constitute the whole of the respective agreements of the Vendors or any of them with the Tenants with respect to the occupancy of the Lot F Property and the Building by the Tenants;

(v)	the Vendors have observed and performed in substantially all respects all of the landlord’s covenants set forth in the Leases;

(vi)	neither the Leases nor the rents payable under them have been assigned by the Vendors and none of the Tenants have any presently enforceable rights or claims to set off or abatement with respect to future rents except as set forth in the Leases;

(vii)	none of the Tenants are entitled to any capital contributions, tenant allowances, inducements, or concessions which have not been fully paid or satisfied by the Vendors except as set forth in the Project Documents, and none of the Vendors is obliged to pay any Tenants for improvements, fixtures or equipment during or on termination of any term or renewal thereof except as set forth in the Leases;

(viii)	the Tenants have each taken possession of the premises demised by their respective Leases and are paying regular instalments of monthly rent in accordance with the terms of their respective Leases; and

(ix)	none of the Vendors has received any Notice indicating that the Tenants do not operate their premises and their businesses within the Lot F Property and the Building pursuant to all validly issued and required licences and entirely in accordance with all lawful requirements of all applicable statutory authorities;
(r)	the Service Contracts which the Vendors will deliver to the Purchaser pursuant to Section 3.1 constitute all of the Service Contracts respecting the Properties and set forth the whole of the agreements between the Vendors or any of them and the other parties thereto and there is no default thereunder;

(s)	the operating budget, operating expense summaries and capital improvement summaries included with the Project Documents present fairly the expenses relating to the Properties for the periods reported on;

(t)	the Lot F Nominee has no beneficial interest in the Lot F Property and has carried on no business or activity of any kind whatsoever other than holding legal title to the Lot F Property in trust for QLT and dealing with the Lot F Property on behalf of and as directed by QLT, and the Lot 1 Nominee has no beneficial interest in the Lot 1 Property and has carried on no business or activity of any kind whatsoever other than holding legal title to the Lot 1 Property in trust for QLT and dealing with the Lot 1 Property on behalf of and as directed by QLT;

(u)	the aggregate value of the Purchased Assets, determined in relation to the transactions contemplated by this Agreement as of the time and in the manner prescribed by the Notifiable Transactions Regulations pursuant to the Competition Act, is less than $50,000,000;

(v)	QLT is the sole beneficial owner of the Shares and such Shares are free and clear of all liens, charges, options and encumbrances except any of the nature described in subsection (f) of the definition of Permitted Encumbrances;

(w)	no person has any rights to acquire any shares in the capital of the Nominees, except for the Purchaser under this Agreement;

(x)	the Nominees have not filed tax returns for Income Tax, Capital Tax or GST, have no liability for payment of any such taxes, and no assessment for such taxes has ever been levied against either of the Nominees;

(y)	on the Closing Date, the Lot F Nominee will have no assets other than bare legal title to the Lot F Property, and will have no liabilities except:

(i)	liabilities for the current year’s property taxes and other assessments with respect to the Lot F Property which are the responsibility of QLT as beneficial owner of the Lot F Property and are adjusted pursuant to Article 6 on the Closing Date;

(ii)	liabilities under the Permitted Encumbrances relating to the Lot F Property;

(iii)	liabilities to the Purchaser under this Agreement; and

(iv)	liabilities incurred with respect to the Lot F Property as registered owner thereof (subject to the other provisions of this Agreement including the other provisions of this Section 8.1 and Section 8.3);
(z)	on the Closing Date, the Lot 1 Nominee will have no assets other than bare legal title to the Lot 1 Property, and will have no liabilities except:
(i)	liabilities for the current year’s property taxes and other assessments with respect to the Lot 1 Property which are the responsibility of QLT as beneficial owner of the Lot 1 Property and are adjusted pursuant to Article 6 on the Closing Date;

(ii)	liabilities under the Permitted Encumbrances relating to the Lot 1 Property;

(iii)	liabilities to the Purchaser under this Agreement; and

(iv)	liabilities incurred with respect to the Lot 1 Property as registered owner thereof (subject to the other provisions of this Agreement including the other provisions of this Section 8.1 and Section 8.3);
and

(aa)	there is no action or proceeding of any kind pending or, to the knowledge of QLT, threatened against any of the Vendors which might materially affect the ability of QLT to carry out the terms of this Agreement.
8.2 Survival of Warranties and Representations
     The representations and warranties contained in Section 8.1 shall survive the Closing Date and shall continue in full force and effect for the benefit of the Purchaser for a period of twenty-four (24) months after the Closing Date, notwithstanding any independent inquiry or investigation by the Purchaser. Notice of any claim by the Purchaser for breach of representation or warranty must be made in writing no later than twenty-four (24) months after the Closing Date. QLT shall have no liability to the Purchaser whatsoever for the inaccuracy or breach of any representation or warranty to the extent that the Purchaser had actual knowledge of such inaccuracy or breach prior to the date on which the conditions referred to in Section 9.1(b) are satisfied or waived. The Purchaser agrees to give written notice to QLT of any such inaccuracy or breach as soon as reasonably practicable after the Purchaser acquires knowledge thereof.
8.3 As Is, Where Is
     The Purchaser acknowledges and agrees as follows:
(a)	that subject to Section 8.1(l), it is the obligation of the Purchaser to satisfy itself that there is no Hazardous Waste or other hazardous substances or contamination on, in or about the Properties, and that the Vendors have no obligation to make any investigations, tests or studies with respect to the existence of any Hazardous Waste or other hazardous substances or contamination on, in or about the Properties;

(b)	that the Purchaser is purchasing the Purchased Assets in an “as is/where is” condition, that it enters into this Agreement relying entirely upon its own inspections and the representations, warranties and covenants of QLT specifically set out herein, and that there are no representations, warranties, guarantees, agreements or conditions, whether direct or collateral, or express or implied, which induced the Purchaser to enter into this Agreement or on which reliance is placed by the Purchaser, or which affect this Agreement or the Purchased Assets, other than as specifically set out in this Agreement; and

(c)	that the Purchaser is relying on its own due diligence in reviewing the Project Documents and, except as specifically set out herein, the Project Documents are not intended to constitute a representation or warranty as to any of the contents thereof on the part of the Vendors.
The Purchaser hereby waives any requirement for the Vendors to obtain or provide to the Purchaser a “site profile” for the Properties under any applicable laws.
8.4 Purchaser’s Representations and Warranties
     The Purchaser hereby represents and warrants to QLT, regardless of any independent investigations that QLT may cause to be made, that:
(a)	the Purchaser is a duly incorporated and validly existing company in good standing under the laws of British Columbia and has the power and capacity to enter into and carry out the transactions contemplated by this Agreement;

(b)	by the Closing Date, all necessary corporate action on the part of the Purchaser will have been taken to authorize and approve the execution and delivery of this Agreement and the completion of the transactions contemplated herein;

(c)	there is no action, suit, claim, arbitration, judgment, investigation or proceeding outstanding or pending or, to the Purchaser’s knowledge, threatened against the Purchaser before any court, arbiter, arbitration panel, administrative tribunal or agency which, if decided adversely to the Purchaser, might materially affect the Purchaser’s ability to perform its obligations to purchase the Purchased Assets and complete the transactions contemplated by this Agreement, and, to the knowledge of the Purchaser, no state of facts exists which could constitute the basis of any such action, suit, claim, arbitration, judgment, investigation or proceeding;

(d)	neither the execution of this Agreement nor the completion of the transactions contemplated hereby will constitute a breach of, default under, or acceleration of any obligation under, or constitute any event which, with the giving of notice or lapse of time or otherwise, would constitute a breach of, default under, or acceleration of any obligation under any indenture, mortgage, deed of trust or other agreement to which the Purchaser is a party or by which the Purchaser is bound or to which any of the Purchaser’s assets are subject;

(e)	no consent or approval of or registration, declaration or filing with, any governmental commission, board, court or other regulatory body is required for the execution or delivery of this Agreement by the Purchaser, the validity or enforceability of this Agreement against the Purchaser, or the performance by the Purchaser of any of its obligations hereunder; and

(f)	the Purchaser is not a non-Canadian within the meaning of the Investment Canada Act (Canada).
ARTICLE 9
CONDITIONS PRECEDENT
9.1 Purchaser’s Conditions Precedent
     The Purchaser’s obligation to complete the transactions contemplated by this Agreement is subject to satisfaction of the following conditions, each of which is for the sole benefit of the Purchaser and may be waived by the Purchaser giving notice in writing to QLT of such waiver at or before the time provided for satisfaction thereof:
(a)	on or before 5:00 p.m. (Vancouver time) on July 18, 2008, the Purchaser shall have reached agreement with QLT in writing on the form of QLT Lease in accordance with Section 4.6;

(a.1)	on or before 5:00 p.m. (Vancouver time) on July 16, 2008, the Purchaser shall have obtained a term sheet for the financing of the Purchased Assets on terms and conditions acceptable to the Purchaser in its sole discretion provided that, in the event the Purchaser removes this condition, the Purchaser shall provide QLT with a summary containing the particulars of the terms and conditions of such term sheet as confirmation that an acceptable term sheet has been received by the Purchaser; and

(b)	on or before 5:00 p.m. (Vancouver time) on July 30, 2008, the Purchaser shall have:
(i)	obtained financing for the Purchased Assets on terms and conditions acceptable to the Purchaser in its sole discretion; and

(ii)	conducted all physical, economic, environmental and other investigations, inquiries of third parties and such other tests and studies as the Purchaser may elect to conduct with respect to the Building, the Lot F Property and the Lot 1 Property, such investigations, inquiries, tests and studies to be conducted at the Purchaser’s sole cost and expense and to be satisfactory to the Purchaser.
The Purchaser agrees to provide QLT and their agents with a weekly update on its progress in satisfying the above conditions. If any of the conditions set out above in this Section is neither satisfied nor waived by the Purchaser at or before the time provided above for satisfaction thereof, then, unless QLT and the Purchaser otherwise agree in writing, neither QLT nor the Purchaser shall have any further obligation to complete the transactions contemplated by this Agreement, and the Deposit and interest thereon shall be returned to the Purchaser in accordance with Section 2.3(b), without prejudice to any other rights of the parties under or pursuant to this Agreement.
9.2 Purchaser’s Closing Conditions
     The Purchaser’s obligation to complete the transactions contemplated by this Agreement is subject to satisfaction of the following conditions, each of which is for the sole benefit of the Purchaser and may be waived by the Purchaser giving notice in writing to QLT of such waiver at or before the time provided for satisfaction thereof:
(a)	at the time for commencement of closing on the Closing Date, the representations and warranties of QLT contained in Section 8.1, save as contemplated herein and subject to Section 8.2, shall be true on and as of the Closing Date in all material respects with the same effect as though such representations and warranties had been made on and as of the Closing Date; and

(b)	at the time for commencement of closing on the Closing Date, all of the covenants and agreements of QLT to be performed at or before such time pursuant to this Agreement shall have been duly performed in all material respects.
     If any of the conditions set out above in this Section is neither satisfied nor waived by the Purchaser at or before the time provided above for satisfaction thereof, then, unless QLT and the Purchaser otherwise agree in writing, the Purchaser shall either:
(c)	complete the transactions contemplated by this Agreement notwithstanding the non-satisfaction of the condition or conditions, in which event such completion shall constitute a waiver of such condition or conditions to the extent not satisfied as conditions of closing, but any such waiver and completion shall be without prejudice to any of the Purchaser’s other rights under this Agreement; or

(d)	by notice in writing to QLT, elect not to complete the transactions contemplated by this Agreement, in which event the Deposit plus accrued interest shall be returned to the Purchaser in accordance with Section 2.3(c), without prejudice to any other rights of the Purchaser under or pursuant to this Agreement.
9.3 Satisfaction of Conditions Precedent
     The Purchaser will use all reasonable commercial efforts to facilitate the satisfaction of the conditions set forth in Sections 9.1 and 9.2.
9.4 Vendors’ Condition Precedent
     QLT’s obligation to complete the transactions contemplated by this Agreement is subject to satisfaction of the following condition, which is for the sole benefit of QLT and may be waived by QLT giving notice in writing to the Purchaser of such waiver at or before the time provided for satisfaction thereof, namely, that on or before 5:00 p.m. (Vancouver time) on July 18, 2008, QLT shall have reached agreement with the Purchaser in writing on the form of QLT Lease in accordance with Section 4.6. If this condition is neither satisfied nor waived by QLT at or before the time provided above for satisfaction thereof, then, unless QLT and the Purchaser otherwise agree in writing, neither QLT nor the Purchaser shall have any further obligation to complete the transactions contemplated by this Agreement, and the Deposit and interest thereon shall be returned to the Purchaser in accordance with Section 2.3(b), without prejudice to any other rights of the parties under or pursuant to this Agreement.
9.5 Vendors’ Closing Conditions
     QLT’s obligation to complete the transactions contemplated by this Agreement is subject to satisfaction of the following conditions, each of which is for the sole benefit of QLT and may be waived by QLT giving notice in writing to the Purchaser of such waiver at or before the time provided for satisfaction thereof:
(a)	at the time for commencement of closing on the Closing Date, the representations and warranties of the Purchaser contained in Section 8.4 shall be true on and as of the Closing Date in all material respects with the same effect as though such representations and warranties had been made on and as of the Closing Date; and

(b)	at the time for commencement of closing on the Closing Date, all of the covenants and agreements of the Purchaser to be performed at or before such time pursuant to this Agreement shall have been duly performed in all material respects.
If any of the conditions set out above in this Section is neither satisfied nor waived by QLT at or before the time provided above for satisfaction thereof, then, unless QLT and the Purchaser otherwise agree in writing, QLT shall either:

(c)	complete the transactions contemplated by this Agreement notwithstanding the non-satisfaction of the condition or conditions, in which event such completion shall constitute a waiver of such condition or conditions to the extent not satisfied as conditions of closing, but any such waiver and completion shall be without prejudice to any of QLT’s other rights under this Agreement; or

(d)	by notice in writing to the Purchaser, elect not to complete the transactions contemplated by this Agreement, in which event the Deposit plus accrued interest shall be paid to QLT in accordance with Section 2.3(d), without prejudice to any other rights of QLT under or pursuant to this Agreement.
9.6 Nature of Conditions
     The Vendors and the Purchaser acknowledge and agree that although the obligations of the parties to complete the transactions contemplated by this Agreement are subject to satisfaction or waiver of the conditions set forth in Sections 9.1, 9.2, 9.4 and 9.5, those conditions are not conditions to there being a binding agreement between the parties, and until the time limited for satisfaction or waiver of such conditions has expired, this Agreement is not void, voidable, revocable or, except for default or as otherwise expressly provided in this Agreement, capable of being terminated, by any of the parties hereto, by reason only that any such condition has been neither satisfied nor waived. Without limiting the generality of the foregoing, each party acknowledges the receipt of $10.00 and other good and valuable consideration paid by the other parties in consideration of the recipient not revoking its execution and delivery of this Agreement, except for default or as otherwise expressly provided in this Agreement, while this Agreement remains subject to the conditions set forth in Sections 9.1, 9.2, 9.4 and 9.5.
ARTICLE 10
CLOSING
10.1 Closing
     Unless otherwise agreed between the Vendors’ Solicitors and the Purchaser’s Solicitors, the closing of the purchase and sale of the Purchased Assets shall commence a 9:00 a.m. (Vancouver time) on the Closing Date in the offices of the Vendors’ Solicitors, at 25th Floor, 700 West Georgia Street, Vancouver, British Columbia.
10.2 Vendors’ Closing Documents
     Before the Closing Date, QLT will deliver to the Purchaser’s Solicitors, to be held in escrow as hereinafter provided, the following:
(a)	a transfer to the Purchaser of QLT’s beneficial interest in the Properties duly executed by QLT;

(b)	[not used]

(c)	the Assignment of Leases, duly executed by QLT;

(d)	the Assignment of Approved Service Contracts, duly executed by QLT;

(e)	the QLT Lease, duly executed by QLT as tenant;

(f)	a bill of sale absolute conveying to the Purchaser the Included Chattels and the interest of QLT in the Project Documents to the extent such interest is transferrable, duly executed by QLT;

(g)	a certificate dated the Closing Date of a responsible officer of QLT having knowledge of the facts certifying that to the knowledge of such officer the representations and warranties set out in Section 8.1 are true and correct as at the Closing Date in all material respects and that the Vendors’ covenants and agreements to be observed or performed before the closing on the Closing Date pursuant to this Agreement have been duly observed and performed in all material respects, in each case with particulars of any applicable exceptions;

(h)	a statement of adjustments approved by QLT;

(i)	agreements between QLT and the Nominees as follows:
(i)	an agreement between QLT and the Lot F Nominee, duly executed by QLT and the Lot F Nominee, containing a written direction from QLT to the Lot F Nominee that, from and after the Closing Date, the Lot F Nominee will hold legal title to the Lot F Property in trust for the Purchaser, containing a release by the Lot F Nominee of all claims against QLT under the Lot F Declaration of Trust, and terminating the Lot F Declaration of Trust; and

(ii)	an agreement between QLT and the Lot 1 Nominee, duly executed by QLT and the Lot 1 Nominee, containing a written direction from QLT to the Lot 1 Nominee that, from and after the Closing Date, the Lot 1 Nominee will hold legal title to the Lot 1 Property in trust for the Purchaser, containing a release by the Lot 1 Nominee of all claims against QLT under the Lot 1 Declaration of Trust, and terminating the Lot 1 Declaration of Trust;”;
(j)	resolutions of the directors of the Lot F Nominee authorizing the transfer of the Shares in the capital stock of the Lot F Nominee to the Purchaser, the registration of such Shares in the name of the Purchaser and the issuance of a new share certificate representing such Shares in the name of the Purchaser;

(k)	resolutions of the directors of the Lot 1 Nominee authorizing the transfer of the Shares in the capital stock of the Lot 1 Nominee to the Purchaser, the registration of such Shares in the name of the Purchaser and the issuance of a new share certificate representing such Shares in the name of the Purchaser;

(l)	the share certificate(s) representing all the Shares in the capital stock of the Lot F Nominee, duly endorsed for transfer to the Purchaser and duly executed share certificates in the name of the Purchaser representing all such Shares;

(m)	the share certificate(s) representing all the Shares in the capital stock of the Lot 1 Nominee, duly endorsed for transfer to the Purchaser and duly executed share certificates in the name of the Purchaser representing all such Shares;

(n)	resignations in writing of the current directors and officers of each of the Nominees;

(o)	minute books for the Nominees (to the extent not previously delivered to the Purchaser’s Solicitors) and the seals of the Nominees;

(p)	a notice from QLT, the Lot F Nominee and the Purchaser to the Tenants giving notice of the sale of the Shares in the capital of the Lot F Nominee, the Lot F Property and the Building and directing that rent and all other amounts payable to the Landlord under the Leases be paid to the Purchaser or as the Purchaser may direct, duly executed by QLT;

(q)	the Estoppel Certificates required pursuant to Section 4.3 (and, if required, the Replacement Estoppel Certificates); and

(r)	such further documents, certificates and assurances of QLT as may be requisite in the reasonable opinion of the Purchaser’s Solicitors to complete the transactions contemplated by this Agreement and for more perfectly and absolutely assigning, transferring, assuring to and vesting in the Purchaser, title to the Purchased Assets, free and clear from all claims, liens, charges, encumbrances and caveats other than the Permitted Encumbrances, provided that the Purchaser’s Solicitors have prepared and delivered them to the Vendors’ Solicitors at least five (5) Business Days prior to the Closing Date.
10.3 Purchaser’s Closing Documents
     Before the Closing Date, the Purchaser will deliver to Vendors’ Solicitors, to be held in escrow as hereinafter provided, the following:
(a)	the Assignment of Leases, duly executed by the Purchaser;

(b)	the Assignment of Approved Service Contracts, duly executed by the Purchaser;

(c)	the bill of sale absolute referred to in Section 10.2(f) which requires execution by the Purchaser, duly executed by the Purchaser;

(d)	the GST Certificate, duly executed by the Purchaser;

(e)	a general indemnity from the Purchaser in favour of Vendors with respect to matters arising from and after the Closing Date in respect of the obligations assumed by the Purchaser in Section 4.2 and in the documents referred to in Sections 10.3(a), (b), (c) and (d) above;

(f)	a certificate dated the Closing Date of a responsible officer of the Purchaser having knowledge of the facts certifying that to the knowledge of such officer the representations and warranties set out in Section 8.4 are true and correct as at the Closing Date in all material respects and that the Purchaser’s covenants and agreements to be observed or performed before the closing on the Closing Date pursuant to this Agreement have been duly observed and performed in all material respects, in each case with particulars of any applicable exceptions;

(g)	a statement of adjustments approved by the Purchaser;

(h)	resolutions of the new shareholder of the Lot F Nominee appointing new directors of the Lot F Nominee;

(i)	resolutions of the new shareholder of the Lot 1 Nominee appointing new directors of the Lot 1 Nominee;

(j)	resolutions of the new directors of the Lot F Nominee appointing new officers of the Lot F Nominee and changing the registered and records office for the Lot F Nominee to an office other than the Vendors’ Solicitors;

(k)	resolutions of the new directors of the Lot 1 Nominee appointing new officers of the Lot 1 Nominee and changing the registered and records office for the Lot 1 Nominee to an office other than the Vendors’ Solicitors;

(l)	such duly executed documents as are required for filing in the office of the Registrar of Companies (British Columbia) to effect a change of the directors of each of the Nominees and the registered and records offices for each of the Nominees from the current directors and the current registered and records offices for the Nominees to the new directors appointed for each of the Nominees and to new registered and records offices for each of the Nominees selected by the Purchaser;

(m)	the QLT Lease, duly executed by the Purchaser and the Lot F Nominee as landlord;

(n)	a notice from QLT, the Lot F Nominee and the Purchaser to the Tenants giving notice of the sale of the Shares in the capital of the Lot F Nominee, the Lot F Property and the Building and directing that rent and all other amounts payable to the Landlord under the Leases be paid to the Purchaser or as the Purchaser may direct, duly executed by the Lot F Nominee and the Purchaser; and

(o)	such further documents, certificates and assurances of the Purchaser as may be requisite in the reasonable opinion of the Vendors’ Solicitors to complete the transactions contemplated by this Agreement, provided that the Vendors’ Solicitors have prepared and delivered them to the Purchaser’s Solicitors at least five (5) Business Days prior to the Closing Date.
10.4 Form of Documents
     All documents referred to in Sections 10.2 and 10.3 shall be in form and substance satisfactory to the solicitors for the party entitled to delivery thereof, acting reasonably, and shall be agreed to not less than five (5) Business Days prior to the Closing Date.
10.5 Payment in Trust
     On or before the Closing Date, the Purchaser will pay to the Purchaser’s Solicitors in trust the amount due to QLT pursuant to Section 2.2(b), as adjusted pursuant to Article 6, together with any other amounts payable by the Purchaser or the Purchaser’s Solicitors on or after the Closing Date pursuant to this Agreement under Sections 10.11, 11.5 and, if applicable, 11.8, less the amount to be advanced to the Purchaser on the Closing Date under any mortgage financing arranged by the Purchaser.
10.6 Registration
     Forthwith following the payment in Section 10.5 and after receipt by the Purchaser’s Solicitors of the documents referred to in Section 10.2 and after receipt by the Vendors’ Solicitors of the documents referred to in Section 10.3, and subject to the requirements of Section 10.12 being satisfied, if applicable:
(a)	the Purchaser will cause the Purchaser’s Solicitors to file in the LTO on the Closing Date any security documents applicable to any mortgage financing arranged by the Purchaser, concurrently with the filing referred to in Section 10.6(b); and

(b)	if QLT elects to register the QLT Lease, QLT will cause the Vendors’ Solicitors to file in the LTO on the Closing Date the QLT Lease or the Short Form QLT Lease, as applicable, concurrently with the filing referred to in Section 10.6(a), so that the QLT Lease or the Short Form QLT Lease, as applicable, will have the priority of registration required by the QLT Lease;
the intent being that, if QLT elects to register the QLT Lease, the documents referred to in Sections 10.6 (a) and (b) will be filed together as one package.
10.7 Closing
     If there are any filings in the LTO under Section 10.6, forthwith following such filings and a post filing for registration check of title for each of the Lot F Property and the Lot 1 Property in the LTO indicating that any security documents applicable to any mortgage financing arranged by the Purchaser submitted to the LTO in accordance with Section 10.6 and, if QLT elects to register the QLT Lease, the QLT Lease or the Short Form QLT Lease, as applicable, submitted to the LTO in accordance with Section 10.6, have been noted on the title for the Lot F Property and the Lot 1 Property, as applicable, as pending registrations, and indicating that in the normal course of LTO procedures:
(a)	the security documents that have been filed for registration in the LTO pursuant to Section 10.6 will be registered subject only to the Permitted Encumbrances and any other charges granted by or claimed through the Purchaser; and

(b)	if QLT elects to register the QLT Lease, the QLT Lease or the Short Form QLT Lease, as applicable, will be registered against title to Lot F with the priority required by its terms;
the Purchaser will cause the Purchaser’s Solicitors to deliver to the Vendors’ Solicitors in trust on the Closing Date a wire transfer payable to the Vendors’ Solicitors in trust for the amount due to QLT pursuant to Section 2.2(b), as adjusted pursuant to Article 6, and after receipt by the Vendors’ Solicitors of such payment, the Purchaser’s Solicitors will be entitled to release the documents referred to in Section 10.2 to the Purchaser, the Vendors’ Solicitors will be entitled to release such payment and the documents referred to in Section 10.3 to QLT, and the Vendors’ Solicitors will be entitled to (and will be directed by the parties to) pay to QLT the Deposit and to release to the Purchaser all interest earned on the Deposit
10.8 Concurrent Requirements
     It is a condition of this Agreement that all requirements of Sections 10.5 to 10.7 are concurrent requirements and it is specifically agreed that nothing will be completed on the Closing Date until everything required to be paid, executed and delivered on the Closing Date has been so paid, executed and delivered and until the Purchaser’s Solicitors have satisfied themselves as to registration and priority of any security documents applicable to any mortgage financing arranged by the Purchaser that have been filed for registration in the LTO, as provided in Section 10.7, and, if QLT elects to register the QLT Lease, the Vendors’ Solicitors have satisfied themselves as to registration and priority of the QLT Lease or the Short Form QLT Lease, as applicable, as provided in Section 10.7.
10.9 Discharge of Encumbrances
     If on the Closing Date there are any judgments, liens, claims of lien or any other financial charges against title to the Purchased Assets which are not Permitted Encumbrances, QLT will not be required to clear the title to the Purchased Assets prior to the receipt of the net sales proceeds of the Purchased Assets, but will be obligated to do so forthwith following receipt of such net sales proceeds and, in that event, the Purchaser’s Solicitors may pay the net sales proceeds to the Vendors’ Solicitors on the condition that the Vendors’ Solicitors undertake to forthwith pay off and discharge any such judgment, lien, claim of lien or other financial charge.

10.10 Delivery of Project Documents
     QLT will, within two (2) Business Days after of the Closing Date, deliver to the Purchaser or as the Purchaser may direct, to the extent not previously delivered:
(a)	the original Project Documents;

(b)	keys and master keys to all units and facilities of the Properties.
10.11 Goods and Services and Social Services Tax
(a)	The Purchaser represents and warrants that it will on the Closing Date be registered under Subdivision (d) of Division V of Part IX of the Excise Tax Act and will on the Closing Date provide QLT with a certificate (the “GST Certificate”) stating that the Purchaser is registered with Canada Revenue Agency for the purposes of goods and services tax (“GST”) and setting out its GST registration number.

(b)	The Purchaser agrees that, if and to the extent required under Part IX of the Excise Tax Act, it will remit directly to Canada Revenue Agency any tax that may be exigible under Part IX of the Excise Tax Act in respect of the purchase and sale of the Purchased Assets. Such tax shall be payable by the Purchaser in addition to the Purchase Price.

(c)	The Purchaser agrees that it will remit directly to the Minister of Finance any tax that may be exigible under the Social Service Tax Act (British Columbia) in respect of the purchase and sale of the Included Chattels. Such tax shall be payable by the Purchaser in addition to the Purchase Price.

(d)	The Purchaser will pay any amount required to be paid by the Purchaser pursuant to Section 10.11(b) or Section 10.11(c) to the Purchaser’s Solicitors in trust on or before the Closing Date and the Purchaser’s Solicitors will undertake to the Vendors’ Solicitors to make the payment as required forthwith upon completion of registration as contemplated in Section 10.7.
10.12 Purchaser Financing
     If the Purchaser is relying on a new mortgage to finance a portion of the Purchase Price, the Purchaser, while still required to pay the amount due to QLT pursuant to Section 2.2(b), as adjusted pursuant to Article 6, in accordance with Section 10.7 and, if applicable, Section 11.8, may wait to pay such amount to QLT until after the new mortgage documents have been lodged for registration in the LTO, but only if, before such lodging, the Purchaser has:
(a)	made payment into trust in accordance with Section 10.5, and such funds paid into trust, together with the anticipated proceeds of the new mortgage, are sufficient to enable the Purchaser’s Solicitors to pay the amounts required to be paid by them on the Closing Date under this Agreement (including any amounts payable under Sections 10.11, 11.5 and, if applicable, 11.8);
(b)	fulfilled all the new mortgagee’s conditions for funding except the lodging of the mortgage for registration in the LTO; and

(c)	made available to the Vendors’ Solicitors, an undertaking of the Purchaser’s Solicitors satisfactory to the Vendors’ Solicitors acting reasonably, to pay the portion of the Purchase Price secured by the new mortgage upon the lodging of the new mortgage documents in the LTO and the advance by the new mortgagee of the mortgage proceeds.
ARTICLE 11
GENERAL
11.1 Further Assurances
     Each of the parties shall execute and deliver all such further documents and do such further acts and things as may be reasonably required from time to time to give effect to this Agreement.
11.2 Survival
     All of the representations, warranties, covenants and agreements of the Vendors and the Purchaser contained in this Agreement will survive the closing of the purchase and sale of the Purchased Assets contemplated by this Agreement for a period of twenty-four (24) months following the Closing Date.
11.3 Entire Agreement
     This Agreement and the agreements and instruments to be executed and delivered by the parties pursuant to this Agreement constitute the entire agreement between the Vendors and the Purchaser pertaining to the purchase and sale of the Purchased Assets and the other transactions contemplated by this Agreement and supersede all prior agreements and undertakings, negotiations and discussions, whether oral or written, of the Vendors and the Purchaser pertaining to the purchase and sale of the Purchased Assets and the other transactions contemplated by this Agreement, and there are no warranties, representations, covenants or agreements between the Vendors and Purchaser pertaining to the purchase and sale of the Purchased Assets except as set forth herein and in such agreements and instruments.
11.4 Notices
     Any notice, document or communication required or permitted to be given hereunder shall be in writing and delivered by hand or sent by facsimile to the party to which it is to be given as follows:

To QLT and, until after closing, the Nominees:
QLT Inc.
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5
Attention: Cameron Nelson
Fax No.: (604) 707-7253
with a copy to:
Farris, Vaughan, Wills & Murphy LLP
25th Floor, 700 West Georgia Street
Vancouver, British Columbia
V7Y 1B3
Attention: Paul S. Richardson
Fax No.: (604) 661-9349
To the Purchaser and, after closing, to the Nominees:
Discovery Parks Holdings Inc.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6
Attention: Tom Douglas
Fax No.: (604) 734-7278
with a copy to:
Fraser Milner Casgrain LLP
15th Floor, 1040 West Georgia Street
Vancouver, British Columbia
V6E 4H8
Attention: John Third
Fax No.: (604) 683-5214
or to such other address or fax number as any party may in writing advise. Any notice, document or communication will be deemed to have been given when delivered, if delivered, and on the following Business Day after transmission if sent by facsimile.

11.5 Fees
     Each of the parties will pay its own legal fees. The Purchaser shall pay all goods and services tax, social services tax, registration fees and property transfer tax payable in connection with its purchase of the Purchased Assets and QLT will pay all costs incurred in clearing title thereto as required herein. If QLT elects to register the QLT Lease, QLT will also pay all registration fees and property transfer tax in connection with registration of the QLT Lease or the Short Form QLT Lease, as applicable,.
11.6 Real Estate Commissions
     QLT represents and warrants to the Purchaser that neither QLT nor either of the Nominees retained any agent, salesman, consultant or other third party in connection with the sale of the Purchased Assets other than Colliers Macaulay Nicolls Inc. and covenant and agree with the Purchaser that QLT will cause the Vendors’ Solicitors to pay the fee payable to Colliers Macaulay Nicolls Inc. in respect of the sale of the Purchased Assets (for certainty, excluding any leasing commissions) out of the sale proceeds. The Purchaser represents and warrants to QLT that it has not retained any agent, salesman, consultant or other third party in connection with the purchase of the Purchased Assets and that the Purchaser is not liable to pay any commission to any third party in respect of such transaction. The Purchaser covenants and agrees to indemnify and save harmless QLT from and against any real estate commissions, fees or any other payments that the Purchaser has contracted or is liable to pay in respect of the purchase of the Purchased Assets.
11.7 Time
     Time shall be of the essence of this Agreement.
11.8 Tender
(a)	Any tender of documents or money may be made upon the party being tendered or upon its solicitors and money may be tendered by wire transfer or by solicitor’s certified cheque or bank draft from an Approved Financial Institution.

(b)	Subject to Section 11.8(c), but notwithstanding any other provision of this Agreement, the parties agree that, if the Purchaser is required by applicable legislation to cause the amount set out in Section 2.2(b), as adjusted, to be paid by electronic or wire transfer of funds, then:
(i)	the Purchaser will make all commercially reasonable efforts to ensure that such amount will be transferred to and received by the Vendors’ Solicitors on or before 3:00 p.m. (Vancouver time) on the Closing Date; and

(ii)	if for any reason out of the control of the Purchaser (which, for greater certainty, will not include any event which is a default by the Purchaser under this Agreement), the Purchaser cannot ensure that such an amount will be received by the Vendors’ Solicitors on or before the time and date set out in Section 11.8(b)(i), then subject to Section 11.8(c), the Purchaser will be entitled to pay such amount on or before 3:00 p.m. (Vancouver time) on the Business Day next following the Closing Date so long as, in addition to such amount, the Purchaser also pays to QLT at the same time interest on such amount, at a rate equal to the Prime Rate plus one percent (1%) per annum, for each day from and including the Closing Date to but not including the day such payment is made. “Prime Rate”, as used herein, means that variable annual rate of interest quoted by the main branch of HSBC Bank Canada, Vancouver, British Columbia, from time to time as the rate of interest used by it as a reference rate for setting rates of interest on Canadian dollar loans in Canada repayable on demand and commonly referred to by such Bank as its “prime rate”.
(c)	If the Purchaser is relying on a new mortgage to finance a portion of the Purchase Price, the Purchaser shall only be entitled pursuant to Section 11.8(b) to pay the amount set out in Section 2.2(b), as adjusted, on the Business Day next following the Closing Date if, on the Closing Date, the Purchaser’s Solicitors have in their possession discharges of the security documents applicable to the Purchaser’s mortgage financing duly executed by the mortgagee, and an amount equal to the registration fees that would be payable on registration in the LTO of such discharges, and have given the Vendors’ Solicitors an undertaking satisfactory to the Vendors’ Solicitors acting reasonably to lodge such documents for registration in the LTO and to pay the registration fees payable in respect thereof if payment of the amounts set out in Section 2.2(b), as adjusted, and interest (if applicable) is not made in accordance with Section 11.8(b) and the security documents applicable to the Purchaser’s mortgage financing are finally registered in the LTO before they can be withdrawn from the LTO by the Purchaser’s Solicitors.
11.9 Assignment
     The Purchaser shall not be entitled to assign its rights under this Agreement without the prior written consent of QLT, which consent may be arbitrarily withheld. Any approval by QLT of an assignment will be subject to the Purchaser delivering to QLT a written assumption from the assignee in favour of the Vendors pursuant to which the assignee assumes all of the obligations of the Purchaser hereunder. No assignment will relieve the Purchaser of its liability hereunder.
11.10 Enurement
     This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns permitted in accordance with Section 11.9.

11.11 Counterparts
     This Agreement may be executed in counterparts and when each party has executed a counterpart each of such counterparts shall be deemed to be an original and all of such counterparts when taken together shall constitute one and the same agreement.
11.12 Execution
     This Agreement may be executed and delivered by facsimile.
11.13 Amendment and Restatement
     This Agreement amends and restates the Original Sale and Purchase Agreement, and this Agreement shall take effect as provided at the top of page 1 of this Agreement at which time this Agreement shall govern the relationship between the parties hereto with respect to the subject matters of this Agreement, on the terms and conditions contained herein.
11.14 Conditions Precedent
     For greater certainty:
(a)	the Purchaser hereby gives notice that:
(i)	the conditions set out in Sections 9.1(a)(iii) and (iv) of the Original Sale and Purchase Agreement have been satisfied; and

(ii)	the condition set out in Section 9.1(a)(v) of the Original Sale and Purchase Agreement is hereby waived;
and QLT hereby acknowledges receipt of such notice; and

(b)	QLT hereby gives notice that the condition set out in Section 9.4(a)(ii) of the Original Sale and Purchase Agreement has been satisfied, and the Purchaser hereby acknowledges receipt of such notice.

     IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

QLT INC.
Per:	/s/ Cameron Nelson

560677 B.C. LTD.
Per:	/s/ Robert L. Butchofsky

630321 B.C. LTD.
Per:	/s/ Robert L. Butchofsky

DISCOVERY PARKS HOLDINGS INC.
Per:	/s/ Tom Douglas

A-1
SCHEDULE A
ASSIGNMENT OF APPROVED SERVICE CONTRACTS
THIS AGREEMENT made as of the ____ day of _______________, 2008.
BETWEEN:
QLT INC.
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5
(the “Vendor”)
AND:
DISCOVERY PARKS HOLDINGS INC.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6
(the “Purchaser”)
     WHEREAS by an agreement (the “Purchase Agreement”) dated for reference , 2008 between the Vendor and the Purchaser, the Vendor agreed to sell and the Purchaser agreed to purchase certain interests in the lands and premises at 887 Great Northern Way, Vancouver, British Columbia on the terms and conditions set forth in the Purchase Agreement.
     NOW THEREFORE THIS ASSIGNMENT WITNESSES that in consideration of the mutual covenants herein contained and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties) the Vendor and the Purchaser covenant and agree as follows:
1. Definitions
     In this Assignment:
(c)	terms which are defined in the Purchase Agreement which are used and capitalized in this Assignment shall have the respective meanings specified in the Purchase Agreement except as otherwise defined herein;

(d)	“Approved Service Contracts” means the service contracts described in Exhibit A hereto; and

(e)	“Closing Date” means •, 2008.

A-2

2. Assignment
     Subject to paragraph 4, the Vendor hereby absolutely assigns, transfers and sets over unto the Purchaser:
(a)	all of the Vendor’s right, title and interest in and to the Approved Service Contracts;

(b)	any and all payments due or accruing due or at any time after the Closing Date to become due to the Vendor under the Approved Service Contracts; and

(c)	the benefit of all warranties and covenants made or given by the parties to the Approved Service Contracts other than the Vendor;
with full power and authority to sue for damages for breach of any warranty or covenant or for specific performance of covenants in the name of the Vendor.
3. Assumption
     As of the Closing Date, the Purchaser does hereby assume those obligations of the Vendor under the Approved Service Contracts which are to be observed or performed on or after the Closing Date and which did not arise directly or indirectly as a result of a default by the Vendor occurring prior to the Closing Date (which obligations are herein called the “Assumed Obligations”) and covenants and agrees with the Vendor that from and including the Closing Date, the Purchaser will observe and perform all the Assumed Obligations and will indemnify and save harmless the Vendor from and against any and all liabilities of every nature and kind with respect to any non-performance or non-observance by the Purchaser, or any persons claiming through or under the Purchaser, of the Assumed Obligations. It is specifically understood and agreed by the Vendor that the Purchaser does not assume any obligations other than the Assumed Obligations nor does the Purchaser agree to indemnify or save harmless with respect to any of the obligations other than the Assumed Obligations.
4. Third Party Consents
     If any consent, approval, release or waiver of a third party (herein called the “Required Consent”) is required to permit the assignment and transfer by the Vendor to the Purchaser of any of the Approved Service Contracts:
(a)	the assignment and transfer of any applicable Approved Service Contract in respect of which the Required Consent has not been received on the Closing Date will not be effective until the applicable Required Consent has been received;

(b)	until such time, the Approved Service Contract in respect of which the Required Consent is required will be held by the Vendor in trust and as bare trustee for the benefit of the Purchaser;

(c)	such transfer and assignment shall take effect immediately upon the Required Consent being given; and

A-3

(d)	until such time, the Vendor and the Purchaser shall use their commercially reasonable efforts to obtain the Required Consent.
Nothing in this paragraph 4 shall relieve any of the parties from their respective obligations under paragraphs 3, 5, and 6 of this Assignment, and the provisions of paragraphs 3, 5 and 6 shall have effect as of the Closing Date as if all Required Consents to the assignment and transfer of the Approved Service Contracts had been given as of the Closing Date.
5. Further Assurances
     Each of the parties shall at all times hereafter execute and deliver all such further documents and instruments and shall do such further acts and things as may be reasonably required to give full effect to this Assignment.
6. Indemnity
     The Vendor covenants and agrees with the Purchaser that the Vendor will indemnify and save harmless the Purchaser from and against all obligations which were to be observed or performed by the Vendor under the Approved Service Contracts prior to the Closing Date and against any and all liabilities of every nature and kind under the Approved Service Contracts arising from any default of the Vendor thereunder occurring prior to the Closing Date. The foregoing indemnity will cease to be of any force or effect on that date which is twelve (12) months following the Closing Date (except in respect of any claims written notice of which has been delivered to the Vendor prior to such date).
7. Governing Law
     This Assignment shall be governed by and construed in accordance with the laws of the Province of British Columbia and of Canada applicable to the Province of British Columbia.
8. Enurement
     This Assignment shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
9. Counterparts
     This Assignment may be executed in counterparts and when each party has executed a counterpart each of such counterparts shall be deemed to be an original and all of such counterparts when taken together shall constitute one and the same agreement.

A-4

10. Execution
     This Assignment may be executed and delivered by facsimile.
     IN WITNESS WHEREOF this Assignment has been executed as of the day and year first above written.

QLT INC.
Per:

DISCOVERY PARKS HOLDINGS INC.
Per:

A-5

EXHIBIT A
[Description of Approved Service Contracts]

B-1

SCHEDULE B
ASSIGNMENT OF LEASES
THIS AGREEMENT made as of the _____ day of _____________, 2008.
BETWEEN:
QLT INC.
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5
(the “Vendor”)
AND:
DISCOVERY PARKS HOLDINGS INC.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6
(the “Purchaser”)
     WHEREAS by an agreement (the “Purchase Agreement”) dated for reference , 2008 between the Vendor and the Purchaser, the Vendor agreed to sell and the Purchaser agreed to purchase certain interests in the lands and premises at 887 Great Northern Way, Vancouver, British Columbia on the terms and conditions set forth in the Purchase Agreement.
     NOW THEREFORE THIS ASSIGNMENT WITNESSES that in consideration of the mutual covenants herein contained and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties) the Vendor and the Purchaser covenant and agree as follows:
1. Definitions
     In this Assignment:
(a)	terms which are defined in the Purchase Agreement which are used and capitalized in this Assignment shall have the respective meanings specified in the Purchase Agreement except as otherwise defined herein;

(b)	“Closing Date” means •, 2008;

(c)	“Leases” means the leases described in Exhibit A hereto; and

(d)	“Tenants” means the tenants under the Leases.

B-2

2. Assignment
     The Vendor hereby absolutely assigns, transfers and sets over unto the Purchaser:
(a)	all of the Vendor’s right, title and interest in and to the Leases and the reversions thereof;

(b)	any and all rents or other payments due or accruing due or at any time on and after the Closing Date become due under the Leases or any extensions or renewals thereof;

(c)	the benefit of all guarantees and indemnities of the Leases; and

(d)	the benefit of all covenants by the Tenants or any covenantor of any of the Leases;
with full power and authority to demand, collect, sue for, distrain for, recover, receive and give receipts for all rents and other moneys payable thereunder to enforce payment thereof or performance of covenants in the name of the Vendor.
3. Assumption
     As of the Closing Date, the Purchaser does hereby assume those obligations of the Vendor under the Leases which are to be observed or performed on or after the Closing Date and which did not arise directly or indirectly as a result of a default by the Vendor occurring prior to the Closing Date (which obligations are herein called the “Assumed Obligations”) and covenants and agrees with the Vendor that from and including the Closing Date, the Purchaser will observe and perform all the Assumed Obligations and will indemnify and save harmless the Vendor from and against any and all liabilities of every nature and kind with respect to any non-performance or non-observance by the Purchaser, or any persons claiming through or under the Purchaser, of the Assumed Obligations. It is specifically understood and agreed by the Vendor that the Purchaser does not assume any obligations other than the Assumed Obligations nor does the Purchaser agree to indemnify or save harmless with respect to any of the obligations other than the Assumed Obligations.
4. Further Assurances
     Each of the parties shall at all times hereafter execute and deliver all such further documents and instruments, including, without limitation, agreements with Tenants covering the assumption by the Purchaser of the Assumed Obligations, and shall do such further acts and things as may be reasonably required to give full effect to this Assignment.
5. Indemnity
     The Vendor covenants and agrees with the Purchaser that the Vendor will indemnify and save harmless the Purchaser from and against all obligations which were to be observed or performed by the Vendor under the Leases prior to the Closing Date and against any and all liabilities of every nature and kind under the Leases arising from any default of the Vendor

B-3

thereunder occurring prior to the Closing Date. The foregoing indemnity will cease to be of any force or effect on that date which is twelve (12) months following the Closing Date (except in respect of any claims written notice of which has been delivered to the Vendor prior to such date).
6. Governing Law
     This Assignment shall be governed by and construed in accordance with the laws of the Province of British Columbia and of Canada applicable in the Province of British Columbia.
7. Enurement
     This Assignment shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
8. Counterparts
     This Assignment may be executed in counterparts and when each party has executed a counterpart each of such counterparts shall be deemed to be an original and all of such counterparts when taken together shall constitute one and the same agreement.
9. Execution
     This Assignment may be executed and delivered by facsimile.
     IN WITNESS WHEREOF this Assignment has been executed as of the day and year first above written.

QLT INC.
Per:

DISCOVERY PARKS HOLDINGS INC.
Per:

B-4

EXHIBIT A
[Description of Leases]

C-1

SCHEDULE C
LANDS AND REGISTERED CHARGES
LOT F PROPERTY — 877 GREAT NORTHERN WAY

Legal Description	Permitted Encumbrances
City of Vancouver	Right of Way 459460M
Parcel Identifier 024-175-650	Undersurface Rights 481915M
Lot F, District Lot 264A and	Covenant BM161486
District Lot 2037, Group 1	Covenant BN334036
New Westminster District	Covenant BW46704
Plan LMP38193	Statutory Right of Way BW46705
LOT 1 PROPERTY — 801 GREAT NORTHERN WAY

Legal Description	Permitted Encumbrances
City of Vancouver	Right of Way 459460M
Parcel Identifier 025-102-419	Undersurface Rights 481915M
Lot 1, District Lots 264A and 2037	Covenant BN316004
Group 1	Covenant BR180931
New Westminster District	Covenant BR180945
Plan LMP50588	Statutory Right of Way BR180946
Restrictive Covenant BR226615
Easement BR226616
Covenant BV108681
Statutory Right of Way BV108682
Statutory Right of Way BV108683
Equitable Charge BV108684
Covenant BV108686
Statutory Right of Way BV108687
Equitable Charge BV108688
Easement and Indemnity Agreement BV108689
Statutory Right of Way BV108690
Equitable Charge BV108691
Covenant BV108692
Covenant BW46701
Statutory Right of Way BW46702
Covenant BX494384

D-1

SCHEDULE D
ESTOPPEL CERTIFICATE
TO: DISCOVERY PARKS HOLDINGS INC. (the “Purchaser”)
RE: The lease between _______________________________________ and the undersigned, as tenant, dated __________________ (the “Lease”) of certain premises (the “Premises”) described in the Lease which Premises are located in the building at 887 Great Northern Way, Vancouver, British Columbia (the “Property”)
We understand the Purchaser will be purchasing the Property and that the Purchaser has requested certain information concerning the Lease. In connection with this request and knowing that the Purchaser and its Lenders and its and their respective successors and assigns intend to rely on this Certificate, we certify to the Purchaser and its Lenders that:
1. The Lease has been validly executed and delivered by the undersigned, the undersigned has unconditionally accepted the possession of the Premises except as set out in item 4 of the Notes herein and the undersigned is in possession of the Premises.
2. The Lease contains the entire and only agreement between QLT Inc. and 560677 B.C. Ltd. (the “Landlord”) and the undersigned pertaining to the undersigned’s occupation of the Premises. The Lease has not been altered, amended or assigned by the undersigned nor has all or any part of the Premises been sublet by the undersigned except as set out in item 1 of the Notes herein.
3. The rent payable pursuant to the Lease has been paid through the period ending __________________, 2008. No rent is prepaid to the Landlord except for the current month’s rent nor has the undersigned deposited any security with the Landlord except as set out in item 2 of the Notes herein.
4. The undersigned is not claiming any deduction, abatement or set-off against the Landlord with respect to the undersigned’s obligations to pay rent and additional rent pursuant to the Lease except as set out in item 4 of the Notes herein.
5. The term of the Lease will end _______________. There is no right to renew or extend the term except as set out in item 3 of the Notes herein. The monthly minimum rental is _______________. The monthly additional rent (being charged for operating costs, premises HVAC charges, premises Hydro charges, premises Realty Tax charges and common area Realty Taxes), exclusive of the Federal Goods and Services Tax, is presently _______________. The monthly minimum rental and the monthly additional rent are calculated on the basis that the leasable area of the Premises has been accepted as being _______________ square feet.
6. The Premises conform to the Landlord’s obligations under the Lease.
7. There is no existing default under the Lease on the part of the undersigned or, so far as the undersigned is aware, on the part of the Landlord.

D-2

8. The undersigned does not have any right of first refusal or option either to purchase the Property or lease any space in the Property except as set out in item 5 of the Notes herein.
9. The undersigned has no claims against the Landlord, financial or otherwise, except as set out in item 4 of the Notes herein.
NOTES:
1.	Sublet:

2.	Security Deposit:

3.	Renewals:

4.	Claims:

5.	Rights of First Refusal or Options to Purchase or Lease:

6.	Other Matters:
DATED the ________ day of ____________________, 2008.

• (TENANT)
By:
Authorized Signing Officer

By:
Authorized Signing Officer

E-1

SCHEDULE E
PROJECT DOCUMENTS
To be delivered unless otherwise indicated and to the extent not already delivered.
1.	The most recent land title search reports and registered charges, liens and encumbrances.

2.	Complete executed copies of all Leases, subleases, assignments, guarantees and indemnities together with all exhibits, amendments and addenda and a copy of all current lease proposals and letters of intent.

3.	Schedule of outstanding leasing commissions, tenant allowances and inducements.

4.	Copy of current year’s operating budget for the Lot F Property and the Building.

5.	Current and last two (2) year’s operating expense summaries for the Lot F Property and the Building for years 2006 and 2007 (to be delivered).

6.	Logs relating to the Building’s operations and maintenance (to be made available).

7.	Current and last two (2) year’s property tax bills and any pending valuation adjustments and all tax appeal files (to be made available).

8.	Copies of all Service Contracts.

9.	Copies of all environmental reports.

10.	All available plans and specifications (civil, architectural, structural, mechanical, electrical and plumbing) (to be made available).

11.	All available plans and specifications relating to the Development Permit (to be made available).

12.	Copies of geotechnical report and construction testing reports (to be made available).

13.	Copies of the last two (2) years capital improvement summaries.

14.	Schedule of major building systems including chillers, boilers, roof, etc. (size, age and type) (to be made available).

15.	Copies of all Certificates of Occupancy.

16.	Inventory of Included Chattels.

17.	Inventory of Excluded Assets.

18.	Schedule of all claims and litigation affecting the Properties (if any).

19.	Copies of the Declarations of Trust.

20.	True copies of the policies of insurance carried by the Vendors in respect of the Properties (to be made available).

21.	Copy of the Development Permit.

F-1

SCHEDULE F
NOT USED

G-1

SCHEDULE G
EXCLUDED ASSETS

Current Location	Description	EL #	Quantity
Information Technology
Server Room and	All Fixtures, Equipment		all
Mechanical room

Server Room	Server Room Fiber Cabling		all
2-9D	Nortel Option 61 (PBX)		all
phone system including
phones, base stations,
switchboards and companion
wireless system

Facility	3Com Switches		all
Facility	Cisco Wireless switches		all
Facility	Cisco access points		all
Facility	Desktops, Laptops and any		all
associated peripherals
that do not control
building systems

Laboratory
2-17H	Autoclave	1770	1
2-15F	Glassware Washer (Scientek)	1253	1
2-15F	Glass Drying Oven (VWR)	1456	1
2-15F	Autoclave (AMSCO)	0077	1
2-15F	Millipore RO System	1668	1
2-23B	Millipore RO System	1050	1
2-15F	VWR Vented Hood	1757	1
2-17J	NMR		1
2- 6E	AVD		1

1-11B Core Lab	nonaffixed husbandry and		all
laboratory equipment
Facility	Chambers		all
Facility	Incubators (all )		all
Facility	Laboratory Equipment (eg		all
HPLC, Mass Specs, balance,
BSC)

1-14F, 1 - 12F Device Labs	all equipment		all
2-6G PMF	Equipment, including		all
isolators, mobile carts,
VHP generators, TCU, and
any non affixed equipment

2-6L PMF Mechanical	any non affixed equipment		all

Furniture
2-26D meeting room	8’ Boat Table and Chairs		all
2 10W meeting room	All existing furniture		all
3- 8U meeting room	5’ Round Table and chairs		all
3 - 26C meeting room	5’ Round Table and Chairs		all

G-2

Current Location	Description	EL #	Quantity
2- 10 B coffee station	All existing furniture		all
1-11U Copy Centre	All existing Furniture		all
2-8R copy room	All existing Furniture		all
G-6H Shipping	Benches		2

Various	Answer Workstations 6x8		75
Various	Pedestals		75
Various	Chairs		75

2 - 6 R IT Support Room	All furniture and shelving		All

Various	60 x 30 Grey tables		6

3-14F archives	Compact shelving		1
3- 17 D archives	Compact shelving		3
2nd floor, phase 2 1st	Metro, EZ rect Shelving		All
floor

Various	Combo Cabinets		55
Various	Tear drop tables		30
Various	Woolore desks		15
Various	DeStijl desks		40
Various	Chairs		55
Various	Guest Chair		80
Various	Pedestals		55
Various	File Cabinets 6 drawer		20
	File Cabinets 5 drawer
Various	(Steelcase)		115
Various	Printer stands		15
Various	book cases		50
Various	2 drawer File cabinets		12

Executive Furniture

Various	Krug		5
Various	Chairs		5
Various	CanCan Chair		10
Various	Krug combo cabinet		5
3- 12w	CEO Furniture		All

Misc
P1 Shop	Shop Compressor		1
P1 Shop	all equipment and supplies		all
Facility	Rees Monitoring System and associated panels and probes	0227, 0087
Cafeteria	Cappuccino Machine		1
P1 Parkade	Leased BOC Nitrogen Tank		1

G-3

Current Location	Description	EL #	Quantity
Facility	Leased Water Coolers		All
Facility	Leased photcopiers		All
Facility	All art		All

Boardroom 3rd Floor	Mesh Back Chairs		18
	Cancan Chairs		15

South West corner Lot 1	QLT Sign

Various	miscellaneous, heavily		all
used, non standard and
mismatched furniture
intended for sale at
employee garage sale to
occur prior to close
Those items identified as “excluded” on the nine plans attached to this Schedule

Plan 1 of 9
Shaded Items Excluded

Plan 2 of 9
Shaded Items Excluded

Plan 3 of 9
Shaded Items Excluded

Plan 4 of 9
Shaded Items Excluded

Plan 5 of 9
All Furniture and Chattels in Hatched Areas Excluded

Plan 6 of 9
All Furniture and Chattels in Hatched Areas Excluded

Plan 7 of 9
All Furniture and Chattels in Hatched Areas Excluded

Plan 8 of 9
Shaded Items Excluded

Plan 9 of 9
Shaded Items Excluded

H-1

SCHEDULE H
QLT LEASE — PRINCIPAL TERMS AND CONDITIONS
The Vendor agrees to lease a portion of the office space within the Building pursuant to Section 4.6. Following is a summary of the general business terms upon which the Vendor will lease premises within the Building, namely;

Tenant:	QLT Inc.

Landlord:	Discovery Parks Holdings Inc. or permitted assignee

Building Address:	887 Great Northern Way, Vancouver BC

Leased Area:	Approximately 44,000 square feet of office and laboratory space in a location to be agreed upon. The Tenant will be responsible for all costs associated with the demise of the Leased Area and all work shall be completed to City of Vancouver code requirements.

Term:	Five (5) years

Lease Commencement Date:	Closing Date, with rent commencing on the first day of the month following the Closing Date.

Renewal Options:	Two options of five (5) years each to be exercised 12 months in advance of the expiry to the Term or any Renewal thereof. The renewal rent to be based upon market rent for similar premises and shall not be less than the rent paid by the Tenant during the last year of the Term or any renewal thereof.

Form of Lease:	Net lease

Basic Rental Rate:	$32.50 per square foot / annum

Additional Rent:	Proportionate share plus any additional costs attributed to the laboratory component of the Tenant’s tenancy

Parking:	Seventy (70) Stalls at a rental rate of $65.00 per stall per month. The Tenant may also make arrangements directly with the other existing tenant of the Building for the use of a portion of such other tenant’s parking stalls, with 50% of the other parking stalls so obtained from such other tenant then being made available to the Tenant by the Landlord under the lease at a rental rate of $65.00 per stall per month.

H-2

Security Deposit:	The Tenant will provide the Landlord with a security deposit equal to one (1) month’s Basic and Additional Rent at the commencement of the Term. The security deposit will be returned to the Tenant at the end of the lease.

Rent Deposit:	The Tenant will provide the Landlord with a rent deposit equal to ten (10) months’ Basic Rent and estimated Additional Rent at the Closing Date. The amount of the rent deposit will be reduced by one-fifth (1/5) of the original amount at the end of each year of the Term by the application of the amount of such reduction towards payment of the Basic Rent and Additional Rent for the 11th, 12th, 23rd, 24th, 35th, 36th, 47th and 48th months, and with the balance of such deposit to be applied against Basic Rent and Additional Rent due for the 59th and 60th months of the Term. For greater certainty, the Tenant shall not be required to pay Basic Rent and Additional Rent for such periods for which such rent deposit has been so applied.

Signage:	Subject to relevant municipal approval, QLT may continue to display signage currently in place on the Building and shall be responsible for any costs associated with maintaining such signage.

Use:	Laboratory and office space

Building Access:	Twenty-four (24) hours per day, seven days a week

Landlord Operations:	The Landlord will operate the Building in a first class manner.

THIRD AMENDING AGREEMENT
     THIS AGREEMENT dated for reference July 16, 2008,
BETWEEN:
QLT INC. (“QLT”)
560677 B.C. LTD. (the “Lot F Nominee”)
630321 B.C. LTD. (the “Lot 1 Nominee”)
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5
(the Lot F Nominee and the Lot 1 Nominee are together, the “Nominees”, and QLT and the Nominees are together, the “Vendors”)
AND:
DISCOVERY PARKS HOLDINGS INC.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6
(the “Purchaser”)
     WITNESSES THAT WHEREAS:
A. The Vendors and the Purchaser entered into a Sale and Purchase Agreement dated for reference May 15, 2008, as amended by an Amending Agreement dated for reference July 4, 2008 and as amended and restated by an Amended and Restated Sale and Purchase Agreement dated for reference July 11, 2008, for the purchase and sale of certain lands and premises as described therein (collectively, the “Sale and Purchase Agreement”); and
B. The Vendors and the Purchaser have agreed to amend the Sale and Purchase Agreement in certain respects as hereinafter provided;
     NOW THEREFORE in consideration of the premises and the covenants and agreements of the parties hereto as hereinafter set forth, the parties hereby covenant and agreement with each other as follows:
1. Definitions
     Capitalized words and expressions used in this Agreement that are defined in the Sale and Purchase Agreement and are not otherwise defined herein, shall have the meanings given to them in the Sale and Purchase Agreement.
2. Amendments
     The Vendors and the Purchaser agree that with effect on the date of this Agreement, the Sale and Purchase Agreement is hereby amended as follows:

(a)	by deleting in Sections 4.6, 9.1(a) and 9.4 of the Sale and Purchase Agreement the date “July 18, 2008” and in each case substituting therefor the date “July 25, 2008”; and

(b)	by deleting in Section 9.1(a.1) of the Sale and Purchase Agreement the date “July 16, 2008” and substituting therefor the date “July 18, 2008”.
3. Sale and Purchase Agreement Confirmed
     The Sale and Purchase Agreement is amended only to the extent provided in this Agreement and all the provisions of the Sale and Purchase Agreement as amended by this Agreement are confirmed and are in full force and effect. Without limiting the generality of the foregoing, time is and shall remain of the essence of the Sale and Purchase Agreement as amended by this Agreement.
4. Counterparts and Facsimile
     This Agreement may be signed in counterparts which, when each party has executed and delivered a counterpart, shall have the same effect as if the signature on such counterparts were upon the same instrument. This Agreement or any counterpart of it may be signed by a party and delivered by facsimile transmission or other form of electronic transmission and if so signed and delivered, this Agreement or such counterpart shall for all purposes be as effective as if the party had signed and delivered this Agreement or a counterpart of it bearing an original signature.
5. Enurement
     This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, subject to any terms and conditions respecting assignment contained in the Sale and Purchase Agreement, which terms and conditions shall apply equally to this Agreement.
     IN WITNESS WHEREOF the Vendors and the Purchaser have executed this Agreement by their respective authorized signatories as of the day and year first above written.

QLT INC.		560677 B.C. LTD.

Per: Per:	/s/ Robert L. Butchofsky	Per: Per:	/s/ Robert L. Butchofsky

630321 B.C. LTD.		DISCOVERY PARKS HOLDINGS INC.

Per: Per:	/s/ Robert L. Butchofsky	Per:	/s/ Mark Betteridge

FOURTH AMENDING AGREEMENT
     THIS AGREEMENT dated for reference July 18, 2008,
BETWEEN:
QLT INC. (“QLT”)
560677 B.C. LTD. (the “Lot F Nominee”)
630321 B.C. LTD. (the “Lot 1 Nominee”)
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5
(the Lot F Nominee and the Lot 1 Nominee are together, the “Nominees”, and QLT and the Nominees are together, the “Vendors”)
AND:
DISCOVERY PARKS HOLDINGS INC.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6
(the “Purchaser”)
     WITNESSES THAT WHEREAS:
A. The Vendors and the Purchaser entered into a Sale and Purchase Agreement dated for reference May 15, 2008, as amended by an Amending Agreement dated for reference July 4, 2008, as amended and restated by an Amended and Restated Sale and Purchase Agreement dated for reference July 11, 2008, and as amended by an amending agreement dated for reference July 16, 2008, for the purchase and sale of certain lands and premises as described therein (collectively, the “Sale and Purchase Agreement”); and
B. The Vendors and the Purchaser have agreed to amend the Sale and Purchase Agreement in certain respects as hereinafter provided;
     NOW THEREFORE in consideration of the premises and the covenants and agreements of the parties hereto as hereinafter set forth, the parties hereby covenant and agreement with each other as follows:

1. Definitions
     Capitalized words and expressions used in this Agreement that are defined in the Sale and Purchase Agreement and are not otherwise defined herein, shall have the meanings given to them in the Sale and Purchase Agreement.
2. Amendments
     The Vendors and the Purchaser agree that with effect on the date of this Agreement, the Sale and Purchase Agreement is hereby amended by deleting in Section 9.1(a.1) of the Sale and Purchase Agreement the words “on or before 5:00 p.m. (Vancouver time) on July 18, 2008” and substituting therefor the words “on or before 12 o’clock noon (Vancouver time) on July 23, 2008”.
3. Sale and Purchase Agreement Confirmed
     The Sale and Purchase Agreement is amended only to the extent provided in this Agreement and all the provisions of the Sale and Purchase Agreement as amended by this Agreement are confirmed and are in full force and effect. Without limiting the generality of the foregoing, time is and shall remain of the essence of the Sale and Purchase Agreement as amended by this Agreement.
4. Counterparts and Facsimile
     This Agreement may be signed in counterparts which, when each party has executed and delivered a counterpart, shall have the same effect as if the signature on such counterparts were upon the same instrument. This Agreement or any counterpart of it may be signed by a party and delivered by facsimile transmission or other form of electronic transmission and if so signed and delivered, this Agreement or such counterpart shall for all purposes be as effective as if the party had signed and delivered this Agreement or a counterpart of it bearing an original signature.
5. Enurement
     This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, subject to any terms and conditions respecting assignment contained in the Sale and Purchase Agreement, which terms and conditions shall apply equally to this Agreement.

     IN WITNESS WHEREOF the Vendors and the Purchaser have executed this Agreement by their respective authorized signatories as of the day and year first above written.

QLT INC.		560677 B.C. LTD.

Per:	/s/ Robert L. Butchofsky	Per:	/s/ Robert L. Butchofsky

630321 B.C. LTD.		DISCOVERY PARKS HOLDINGS INC.

Per:	/s/ Robert L. Butchofsky	Per:	/s/ Mark Betteridge

FIFTH AMENDING AGREEMENT
     THIS AGREEMENT dated for reference July 23, 2008,
BETWEEN:
QLT INC. (“QLT”)
560677 B.C. LTD. (the “Lot F Nominee”)
630321 B.C. LTD. (the “Lot 1 Nominee”)
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5
(the Lot F Nominee and the Lot 1 Nominee are together, the “Nominees”, and QLT and the Nominees are together, the “Vendors”)
AND:
DISCOVERY PARKS HOLDINGS INC.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6
(the “Purchaser”)
     WITNESSES THAT WHEREAS:
A. The Vendors and the Purchaser entered into a Sale and Purchase Agreement dated for reference May 15, 2008, as amended by an Amending Agreement dated for reference July 4, 2008, as amended and restated by an Amended and Restated Sale and Purchase Agreement dated for reference July 11, 2008, as amended by an amending agreement dated for reference July 16, 2008, and as amended by an amending agreement date for reference July 18, 2008, for the purchase and sale of certain lands and premises as described therein (collectively, the “Sale and Purchase Agreement”); and
B. The Vendors and the Purchaser have agreed to amend the Sale and Purchase Agreement in certain respects as hereinafter provided;
     NOW THEREFORE in consideration of the premises and the covenants and agreements of the parties hereto as hereinafter set forth, the parties hereby covenant and agreement with each other as follows:
1. Definitions
     Capitalized words and expressions used in this Agreement that are defined in the Sale and Purchase Agreement and are not otherwise defined herein, shall have the meanings given to them in the Sale and Purchase Agreement.
2. Amendments
     The Vendors and the Purchaser agree that with effect on the date of this Agreement, the Sale and Purchase Agreement is hereby amended by deleting in Section 9.1(a.1) of the Sale and

Purchase Agreement the words “on or before 12 o’clock noon (Vancouver time) on July 23, 2008” and substituting therefor the words “on or before 5:00 p.m. (Vancouver time) on July 25, 2008”.
3. Sale and Purchase Agreement Confirmed
     The Sale and Purchase Agreement is amended only to the extent provided in this Agreement and all the provisions of the Sale and Purchase Agreement as amended by this Agreement are confirmed and are in full force and effect. Without limiting the generality of the foregoing, time is and shall remain of the essence of the Sale and Purchase Agreement as amended by this Agreement.
4. Counterparts and Facsimile
     This Agreement may be signed in counterparts which, when each party has executed and delivered a counterpart, shall have the same effect as if the signature on such counterparts were upon the same instrument. This Agreement or any counterpart of it may be signed by a party and delivered by facsimile transmission or other form of electronic transmission and if so signed and delivered, this Agreement or such counterpart shall for all purposes be as effective as if the party had signed and delivered this Agreement or a counterpart of it bearing an original signature.
5. Enurement
     This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, subject to any terms and conditions respecting assignment contained in the Sale and Purchase Agreement, which terms and conditions shall apply equally to this Agreement.
     IN WITNESS WHEREOF the Vendors and the Purchaser have executed this Agreement by their respective authorized signatories as of the day and year first above written.

QLT INC.		560677 B.C. LTD.

Per:	/s/ Robert L. Butchofsky	Per:	/s/ Robert L. Butchofsky

630321 B.C. LTD.		DISCOVERY PARKS HOLDINGS INC.

Per:	s/ Robert L. Butchofsky	Per:	/s/ Mark Betteridge

SIXTH AMENDING AGREEMENT
     THIS AGREEMENT dated for reference July 25, 2008,
BETWEEN:
QLT INC. (“QLT”)
560677 B.C. LTD. (the “Lot F Nominee”)
630321 B.C. LTD. (the “Lot 1 Nominee”)
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5
(the Lot F Nominee and the Lot 1 Nominee are together, the “Nominees”, and QLT and the Nominees are together, the “Vendors”)
AND:
DISCOVERY PARKS HOLDINGS INC.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6
(the “Purchaser”)
     WITNESSES THAT WHEREAS:
A. The Vendors and the Purchaser entered into a Sale and Purchase Agreement dated for reference May 15, 2008, as amended by an Amending Agreement dated for reference July 4, 2008, as amended and restated by an Amended and Restated Sale and Purchase Agreement dated for reference July 11, 2008, as amended by amending agreements dated for reference July 16, 2008, July 18, 2008 and July 23, 2008, for the purchase and sale of certain lands and premises as described therein (collectively, the “Sale and Purchase Agreement”); and
B. The Vendors and the Purchaser have agreed to amend the Sale and Purchase Agreement in certain respects as hereinafter provided;
     NOW THEREFORE in consideration of the premises and the covenants and agreements of the parties hereto as hereinafter set forth, the parties hereby covenant and agreement with each other as follows:
1. Definitions
     Capitalized words and expressions used in this Agreement that are defined in the Sale and Purchase Agreement and are not otherwise defined herein, shall have the meanings given to them in the Sale and Purchase Agreement.
2. Amendments
     The Vendors and the Purchaser agree that with effect on the date of this Agreement, the Sale and Purchase Agreement is hereby amended as follows:

(a)	by deleting in Sections 4.6, 9.1(a) and 9.4 of the Sale and Purchase Agreement the date “July 25, 2008” and in each case substituting therefor the date “July 30, 2008”; and

(b)	by deleting in Section 9.1(a.1) of the Sale and Purchase Agreement the date “July 25, 2008” and substituting therefor the date “July 30, 2008”.
3. Sale and Purchase Agreement Confirmed
     The Sale and Purchase Agreement is amended only to the extent provided in this Agreement and all the provisions of the Sale and Purchase Agreement as amended by this Agreement are confirmed and are in full force and effect. Without limiting the generality of the foregoing, time is and shall remain of the essence of the Sale and Purchase Agreement as amended by this Agreement.
4. Counterparts and Facsimile
     This Agreement may be signed in counterparts which, when each party has executed and delivered a counterpart, shall have the same effect as if the signature on such counterparts were upon the same instrument. This Agreement or any counterpart of it may be signed by a party and delivered by facsimile transmission or other form of electronic transmission and if so signed and delivered, this Agreement or such counterpart shall for all purposes be as effective as if the party had signed and delivered this Agreement or a counterpart of it bearing an original signature.
5. Enurement
     This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, subject to any terms and conditions respecting assignment contained in the Sale and Purchase Agreement, which terms and conditions shall apply equally to this Agreement.
     IN WITNESS WHEREOF the Vendors and the Purchaser have executed this Agreement by their respective authorized signatories as of the day and year first above written.

QLT INC.		560677 B.C. LTD.

Per:	/s/ Robert L. Butchofsky	Per:	/s/ Robert L. Butchofsky

630321 B.C. LTD.		DISCOVERY PARKS HOLDINGS INC.

Per:	/s/ Robert L. Butchofsky	Per:	/s/ Mark Betteridge

801 & 887 GREAT NORTHERN WAY
SECOND AMENDED AND RESTATED
SALE AND PURCHASE AGREEMENT
BETWEEN
QLT INC.
560677 B.C. LTD.
630321 B.C. LTD.
AND
DISCOVERY PARKS HOLDINGS INC.

Article 1 Interpretation		2
1.1	Definitions	2
1.2	General Principles	6
1.3	Schedules	7

Article 2 Purchase and Sale		8
2.1	Agreement of Purchase and Sale	8
2.2	Payment of Purchase Price	8
2.3	Deposit	8
2.4	Allocation of Purchase Price	9
2.5	QLT Security	9

Article 3 Documents, Inspection and Confidentiality		10
3.1	Project Documents	10
3.2	Confidentiality	10
3.3	Inspection	10
3.4	Authorization	11

Article 4 General Covenants		11
4.1	Covenants of the Vendors	11
4.2	Leasing Activity	12
4.3	Estoppel Certificates	12
4.4	Approved Service Contracts	13
4.5	QLT Security Documents	13
4.6	QLT Lease	13
4.7	First Mortgage Financing	13

Article 5 Risk		13
5.1	Risk and Purchaser’s Election	13
5.2	Insurance Proceeds	14

Article 6 Adjustments and Related Matters		14
6.1	Adjustments	14
6.2	Further Adjustments	15
6.3	Adjustment Determination	15
6.4	Tenant Inducements and Rent-Free Periods	16

Article 7 Possession		16
7.1	Possession	16

Article 8 Representations and Warranties		16
8.1	Vendors’ Representations and Warranties	16
8.2	Survival of Warranties and Representations	21
8.3	As Is, Where Is	21
8.4	Purchaser’s Representations and Warranties	21

-ii-

Article 9 Conditions Precedent		22
9.1	Purchaser’s Conditions Precedent	22
9.2	Purchaser’s Closing Conditions	23
9.3	Satisfaction of Conditions Precedent	23
9.4	Vendors’ Condition Precedent	23
9.5	Vendors’ Closing Conditions	24
9.6	Nature of Conditions	24

Article 10 Closing		25
10.1	Closing	25
10.2	Vendors’ Closing Documents	25
10.3	Purchaser’s Closing Documents	27
10.4	Form of Documents	28
10.5	Payment in Trust	28
10.6	Registration	28
10.7	Closing	29
10.8	Concurrent Requirements	29
10.9	Discharge of Encumbrances	30
10.10	Delivery of Project Documents	30
10.11	Goods and Services and Social Services Tax	30
10.12	Purchaser Financing	31

Article 11 General		31
11.1	Further Assurances	31
11.2	Survival	31
11.3	Entire Agreement	31
11.4	Notices	32
11.5	Fees	33
11.6	Real Estate Commissions	33
11.7	Time	33
11.8	Tender	33
11.9	Assignment	34
11.10	Enurement	35
11.11	Counterparts	35
11.12	Execution	35
11.13	Amendment and Restatement	35
11.14	Conditions Precedent	35

SCHEDULE A	ASSIGNMENT OF APPROVED SERVICE CONTRACTS	A-1
SCHEDULE B	ASSIGNMENT OF LEASES	B-1
SCHEDULE C	LANDS AND REGISTERED CHARGES	C-1
SCHEDULE D	ESTOPPEL CERTIFICATE	D-1
SCHEDULE E	PROJECT DOCUMENTS	E-1
SCHEDULE F	NOT USED	F-1
SCHEDULE G	EXCLUDED ASSETS	G-1

SECOND AMENDED AND RESTATED
SALE AND PURCHASE AGREEMENT
THIS AGREEMENT is an amendment and restatement of the Sale and Purchase Agreement between the parties hereto dated for reference May 15, 2008 as amended by an Amending Agreement dated for reference July 4, 2008, as amended and restated by an Amended and Restated Sale and Purchase Agreement dated for reference July 11, 2008, and as amended by amending agreements dated for reference July 16, 2008, July 18, 2008, July 23, 2008 and July 25, 2008, and is dated for reference and to take effect as of July 30, 2008.
BETWEEN:
QLT INC. (“QLT”)
560677 B.C. LTD. (the “Lot F Nominee”)
630321 B.C. LTD. (the “Lot 1 Nominee”)
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5
(the Lot F Nominee and the Lot 1 Nominee are together, the “Nominees”, and QLT and the Nominees are together, the “Vendors”)
AND:
DISCOVERY PARKS HOLDINGS INC.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6
(the “Purchaser”)
     WITNESSES THAT WHEREAS:
A. QLT is the sole beneficial owner and the Lot F Nominee is the registered owner of the Lot F Property;
B. QLT is the sole beneficial owner and the Lot 1 Nominee is the registered owner of the Lot 1 Property; and
C. QLT has agreed to sell and the Purchaser has agreed to purchase the Purchased Assets, upon and subject to the terms and conditions set forth in this Agreement;
D. For the foregoing purposes, the Vendors and the Purchaser entered into a Sale and Purchase Agreement dated for reference May 15, 2008, as amended by an Amending Agreement dated for reference July 4, 2008, as amended and restated by an Amended and Restated Sale and Purchase Agreement dated for reference July 11, 2008, and as amended by amending agreements dated for reference July 16, 2008, July 18, 2008, July 23, 2008 and July 25, 2008 (collectively, the “Original Sale and Purchase Agreement”); and

E. The Vendors and the Purchaser have agreed to amend and restate the Original Sale and Purchase Agreement in certain respects as hereinafter provided;
     NOW THEREFORE in consideration of the premises and other good and valuable consideration given by each of the parties hereto to each of the others (the receipt and sufficiency of which are hereby acknowledged by each of them), the parties hereto covenant and agree as follows:
ARTICLE 1
INTERPRETATION
1.1 Definitions
     In this Agreement:
“Approved Financial Institution” means any one of the five largest (by assets) Canadian Schedule I Chartered Banks or HSBC Bank Canada, as selected by the Purchaser;
“Approved Service Contracts” means:
(a)	Natural Gas Supply and Management Services Agreement dated May 1, 2003 among QLT and Direct Energy Marketing Limited;

(b)	HVAC Service Agreement dated December 17, 2007 among QLT and Trane British Columbia; and

(c)	those of the remaining Service Contracts that the Purchaser has approved in writing on or before the date set out in Section 9.1(b) for satisfaction or waiver of the condition referred to in Section 9.1(b);
“Assignment of Approved Service Contracts” means an assignment substantially in the form attached as Schedule A hereto with the blanks completed as appropriate;
“Assignment of Leases” means an assignment substantially in the form attached as Schedule B hereto with the blanks completed as appropriate;
“Building” means all buildings and other improvements on the Lot F Property including without limitation all plant, appurtenances, fixtures (including fixed machinery and fixed equipment), structures and Mechanical Systems situate in or on or forming part of such lands or of such buildings or other improvements, but excluding the Excluded Assets;
“Business Day” means a day which is not a Saturday, Sunday or statutory holiday (as defined in the Employment Standards Act (British Columbia)) in Vancouver, British Columbia;
“Closing Date” means the 29th day of August, 2008;
“Competition Act” means the Competition Act (Canada);
“Declarations of Trust” means, together:

(a)	the declaration of trust in respect of the Lot F Property made on December 3, 1998 between the Lot F Nominee and QLT (the “Lot F Declaration of Trust”); and

(b)	the declaration of trust in respect of the Lot 1 Property made on August 29, 2001 between the Lot 1 Nominee and QLT (the “Lot 1 Declaration of Trust”);
“Deposit” means the deposit referred to in Section 2.2(a);
“Development Permit” means the development permit for the Lot 1 Property issued by the City of Vancouver numbered DE 407227;
“Environment” means all components of the earth including, without limitation, all layers of the atmosphere, air, land, soil, water, organic or inorganic matter and living organisms, and the interacting natural systems that include the components referred to in this definition;
“Environmental Laws” means all Laws relating, in whole or in part, to the enhancement or protection of the Environment, occupational safety, product liability, public health, public safety and the transportation of dangerous goods;
“Estoppel Certificate” means a certificate substantially in the form set out in Schedule D hereto or in any other form or forms which may be required under the terms of any of the Leases;
“Excluded Assets” means the fixtures, equipment and chattels described in Schedule G hereto, and the leasehold improvements, trade fixtures and chattels and personal property of Tenants under Leases;
“GST” has the meaning given in Section 10.11;
“GST Certificate” has the meaning given in Section 10.11;
“Hazardous Waste” means “hazardous waste” as defined in the Environmental Management Act (British Columbia) and in the Hazardous Waste Regulation under the Environmental Management Act;
“Included Chattels” means all goods, equipment and chattels located in the Building, but excluding the Excluded Assets;
“Laws” means all constitutions, treaties, laws, statutes, codes, ordinances, orders, decrees, rules, regulations and municipal bylaws, whether domestic, foreign or international, any judgments, orders, writs, injunctions, decisions, rulings, decrees, and awards of any governmental authority, and any policies, voluntary restraints, practices or guidelines of any governmental authority and including, without limitation, any principals of common law and equity;
“Leases” means all leases, agreements to lease, licences and other rights in existence on the date of this Agreement, either written or oral, copies or details of which are delivered to the Purchaser as part of the Project Documents, together with any further leases, agreements to lease and licences entered into by the Vendors or either of them in accordance with Section 4.2;

“Lot F Property” means the lands and premises located at 887 Great Northern Way, Vancouver, British Columbia and legally described in Schedule C hereto, but excluding the Excluded Assets;
“Lot 1 Property” means the lands and premises located at 801 Great Northern Way, Vancouver, British Columbia, legally described in Schedule C hereto, but excluding the Excluded Assets;
“LTO” means the Land Title Office at New Westminster, British Columbia;
“Mechanical Systems” means all systems within the Lot F Property of a mechanical nature including without limitation all heating, plumbing, electrical, ventilation, drainage, elevators or other mechanical lifting devices and air conditioning systems, but excluding the Excluded Assets;
“Notice” means any claim, citation, directive, litigation, investigation, letter or other communication, written or oral, actual or threatened, from any person;
“Permitted Encumbrances” means:
(a)	the encumbrances in respect of each of the Lot F Property and the Lot 1 Property described in Schedule C hereto;

(b)	the Leases;

(c)	any leases or agreements to lease, or modifications or extensions to Leases entered into by the Vendors or any of them in accordance with Section 4.2;

(d)	the QLT Lease to be entered into in accordance with Section 4.6;

(e)	the rights reserved to or vested in or deemed to be reserved to or vested in any governmental or public authority pursuant to any Crown Grants(s) applicable to the Lot F Property or the Lot 1 Property or pursuant to any applicable statutory provisions; and

(f)	any other liens, charges or encumbrances expressly permitted in writing by the Purchaser including any security and financing instruments and agreements granted or entered into by either or both of the Nominees at the request of the Purchaser in connection with any financing arranged by the Purchaser to finance the purchase of the Purchased Assets or any of them;
“Project Documents” means all information in the Vendors’ control or possession, that would be normally provided in a transaction of the nature contemplated herein, including the information contemplated in Schedule E attached hereto to the extent the same is in the Vendors’ control or possession;
“Properties” means the Lot F Property, the Building and the Lot 1 Property, but excluding the Excluded Assets;

“Purchase Price” means the sum of Sixty-Five Million Five Hundred Thousand Canadian dollars ($65,500,000.00), which is exclusive of any applicable goods and services taxes, provincial sales taxes and provincial social services taxes;
“Purchased Assets” means:
(a)	the beneficial interest of QLT in the Properties;

(b)	the Shares;

(c)	the Included Chattels;

(d)	the beneficial interest of QLT in the Mechanical Systems;

(e)	the interest of QLT in the Leases;

(f)	the interest of QLT in the Approved Service Contracts; and

(g)	the interest of QLT in the Project Documents (including the Development Permit) to the extent transferrable;
but excludes the Excluded Assets;
“Purchaser’s Solicitors” means Fraser Milner Casgrain LLP;
“QLT Lease” has the meaning given in Section 4.6;
“QLT Mortgage” has the meaning given in subsection (i) of the definition of QLT Security Documents;
“QLT Security Documents” means:
(a)	a mortgage of the Lot F Property (including the Building) and the Lot 1 Property, granted by the Nominees as the registered owners in favour of QLT, in the principal amount of $12,000,000.00 bearing interest at the rate of 6.5% per annum calculated and payable monthly and having a term of two (2) years from the Closing Date, including an assignment of rents (such mortgage and assignment of rents being herein together called the “QLT Mortgage”);

(b)	a Beneficiary Authorization and Charge granted by the Purchaser as beneficial owner of the Lot F Property (including the Building) and the Lot 1 Property, among other things mortgaging and charging all the estate, right, title and interest of the Purchaser in and to the Lot F Property (including the Building) and the Lot 1 Property in favour of QLT, as security for the principal amount, interest and all other amounts that may at any time be or become owing to QLT under the QLT Mortgage;

(c)	a general security agreement granted by the Lot F Nominee and the Purchaser granting to QLT a security interest in all present and after acquired personal property of the Lot F Nominee located at the Lot F Property and all present and after acquired personal property of the Purchaser located at the Lot F Property; and

(d)	all such certified copies of resolutions, certificates and other documents as QLT may reasonably require in connection with the documents referred to in subsections (a), (b) and (c) of this definition including, without limitation:
(i)	a certified copy of a declaration of trust by which the Lot F Nominee as registered owner of the Lot F Property (including the Building) holds the Lot F Property (including the Building) in trust as bare trustee for the Purchaser;

(ii)	a certified copy of a declaration of trust by which the Lot 1 Nominee as registered owner of the Lot 1 Property holds the Lot 1 Property in trust as bare trustee for the Purchaser;

(iii)	an opinion of the Purchaser’s Solicitors addressed to QLT and the Vendors’ Solicitors as to the corporate status, power and capacity of the Nominees and the Purchaser and as to the due authorization, execution and delivery of all the other QLT Security Documents;
“Service Contracts” means all service contracts and agreements to enter into service contracts together with all modifications, extensions, renewals, and assignments thereof, both written and oral, made by or on behalf of QLT relating to the management, servicing, repair and cleaning of the Lot F Property, Building or Included Chattels or the furnishing of supplies or services thereto;
“Shares” means all of the issued and outstanding shares in the capital stock of each of the Nominees;
“Short Form QLT Lease” has the meaning given in Section 4.6;
“Tenants” means the tenants and licensees under the Leases; and
“Vendors’ Solicitors” means Farris, Vaughan, Wills & Murphy LLP.
1.2 General Principles
     For the purposes of this Agreement:
(a)	“this Agreement” means this Agreement, including the Schedules hereto, as the same may be supplemented or amended and in effect from time to time;

(b)	except as otherwise expressly provided in this Agreement, any reference in this Agreement to an Article, a Section, paragraph, subparagraph or Schedule is a reference to the appropriate Article, Section, paragraph, subparagraph or Schedule in or to this Agreement;

(c)	if any provision of this Agreement or any part hereof is found or determined to be invalid it will be severable and severed from this Agreement and the remainder of this Agreement will be construed as if such invalid provision or part had been deleted from this Agreement;

(d)	this Agreement and all matters arising hereunder will be governed by and construed in accordance with the laws of British Columbia, which will be deemed to be the proper law hereof, and the courts of British Columbia will have the non-exclusive jurisdiction to entertain and determine all claims and disputes arising out of or in any way connected with this Agreement (subject to any arbitration provisions hereof) and the validity, existence and enforceability hereof;

(e)	the headings used in this Agreement are for convenience only and do not form part of this Agreement and shall not in any way affect, limit, amplify or modify the terms hereof or the interpretation, scope or intent thereof;

(f)	the words “herein”, “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular Article, Section, paragraph, subparagraph or other subdivision or Schedule hereof;

(g)	the word “including”, when following any general statement, term or matter, will not be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, but will be construed to refer to all other items or matters that could reasonably fall within the scope of such general statement, term or matter, whether or not non-limiting language (such as “without limitation”, “but not limited to” or words of similar import) is used with reference thereto;

(h)	words importing the masculine gender include the feminine or neuter gender and words in the singular include the plural, and vice versa;

(i)	any reference to a statute includes and is a reference to such statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statutes or any regulations that may be passed which have the effect of supplementing or superseding such statutes or regulations;

(j)	all references to monetary amounts in this Agreement are references to Canadian dollars;

(k)	any action to be taken pursuant to this Agreement on a day that is not a Business Day shall be taken on the next succeeding Business Day; and

(l)	if any party to this Agreement is comprised of more than one legal entity all of the obligations and liabilities of that party shall be the joint and several obligations and liabilities of each legal entity comprising such party.
1.3 Schedules
     The following are the Schedules to this Agreement each of which is an integral part hereof:

Schedule A            Assignment of Approved Service Contracts
Schedule B            Assignment of Leases
Schedule C            Lands and Registered Charges
Schedule D            Estoppel Certificate
Schedule E            Project Documents
Schedule F            NOT USED
Schedule G            Excluded Assets
ARTICLE 2
PURCHASE AND SALE
2.1 Agreement of Purchase and Sale
     Subject to the terms and conditions of this Agreement and based on the warranties and representations herein contained, QLT agrees to sell and the Purchaser agrees to purchase the Purchased Assets on the Closing Date for the Purchase Price.
2.2 Payment of Purchase Price
     The Purchaser shall pay the Purchase Price for the Purchased Assets as follows:
(a)	by way of a deposit of Two Million Canadian Dollars ($2,000,000.00) paid to the Vendors’ Solicitors as follows:
(i)	the sum of Seven Hundred and Fifty Thousand Canadian Dollars ($750,000.00) by payment of such amount within two (2) Business Days after the date of execution and delivery of this Agreement by both parties; and

(ii)	the sum of One Million Two Hundred and Fifty Thousand Canadian Dollars ($1,250,000.00) by payment of such amount on the date the condition referred to in Section 9.1(b) has been satisfied or waived by the Purchaser;
and if the Purchaser defaults in paying when due all or any part of such deposit then, at the option of the Vendors, the Vendors shall have no further obligations under this Agreement and the Deposit and all interest thereon shall be paid to QLT pursuant to Section 2.3(d);
(b)	by way of vendor financing secured by the QLT Security Documents to be granted by the Purchaser and the Nominees in favour of QLT on the Closing Date, the sum of Twelve Million Canadian Dollars ($12,000,000.00); and

(c)	by payment of the balance of the Purchase Price to QLT on the Closing Date as provided in Article 10 and, if applicable, Section 11.8.
2.3 Deposit
     The Vendors’ Solicitors shall hold the Deposit as a stakeholder and shall deposit each instalment of the Deposit in an Approved Financial Institution in an interest bearing trust account forthwith following receipt thereof and shall pay the Deposit and such interest as may be paid thereon by the Approved Financial Institution only as directed in writing by the Vendors and the

Purchaser or their respective solicitors or as directed by a court of competent jurisdiction. The Vendors and the Purchaser agree that the Deposit and such interest as may be paid thereon by the Approved Financial Institution shall be paid as follows (subject to any applicable withholding tax):
(a)	to QLT on account of the Purchase Price contemporaneously with the completion of the transactions contemplated by this Agreement, with all interest paid to the Purchaser;

(b)	to the Purchaser together with all interest if any of the conditions referred to in Section 9.1 or Section 9.4 are neither satisfied nor waived within the time provided, without prejudice to any other rights of the parties under this Agreement, or if the Purchaser elects not to complete the purchase pursuant to Section 5.1;

(c)	to the Purchaser together with all interest if the transactions contemplated by this Agreement are not completed by reason of any of the conditions referred to in Section 9.2 being neither satisfied nor waived or by reason of QLT’s default hereunder, but without prejudice to any other rights of the Purchaser under or pursuant to this Agreement; and

(d)	to QLT together with all interest if the transactions contemplated by this Agreement are not completed by reason of any of the conditions referred to in Section 9.5 being neither satisfied nor waived or by reason of the Purchaser’s default hereunder, such payment being on account of QLT’s damages, but without prejudice to any other rights of QLT under or pursuant to this Agreement.
2.4 Allocation of Purchase Price
     QLT and the Purchaser acknowledge and agree that the Purchase Price will be allocated among the Purchased Assets as follows:

Lot F Property (land only)	—	$8,832,000.00
Building (includes Mechanical Systems fixtures, Leases and Approved Service Contracts)	—	$45,331,383.00

Lot 1 Property	—	$10,840,000.00
Included Chattels	—	$496,614.00
Shares — Lot F Nominee	—	$1.00
— Lot 1 Nominee	—	$1.00
Project Documents	—	$1.00.
2.5 QLT Security
     As security for payment of the portion of the Purchase Price referred to in Section 2.2(b), the Purchaser and the Nominees shall grant to QLT on the Closing Date the QLT Security Documents. The Purchaser covenants that on registration of the QLT Mortgage in the LTO as contemplated by Section 10.6, the QLT Mortgage shall be registered against title to the Lot F Property and the Lot 1 Property as follows:

(a)	in the case of the Lot F Property, subject only to Permitted Encumbrances and first mortgage financing of the Purchaser not to exceed $33,000,000.00 in principal amount; and

(b)	in the case of the Lot 1 Property, subject only to Permitted Encumbrances and first mortgage financing of the Purchaser not to exceed $5,500,000.00 in principal amount.
ARTICLE 3
DOCUMENTS, INSPECTION AND CONFIDENTIALITY
3.1 Project Documents
(a)	The Vendors shall, within three (3) Business Days after the date of execution of this Agreement by both parties, deliver to the Purchaser or make available for the inspection of the Purchaser, as the case may be, as set out in Schedule E, all Project Documents or true and complete copies thereof (to the extent that the Vendors have not already provided copies of such material to the Purchaser). Thereafter, the Vendors shall forthwith deliver to the Purchaser all such further information respecting the Project Documents or the Properties that is reasonably requested by the Purchaser and is within the control or possession of the Vendors.

(b)	The Purchaser acknowledges and agrees that the Vendors shall not have any liability for any errors, omissions or inaccuracies in any of the Project Documents that are studies, reports or other documents prepared by third parties, except to the extent of any express representation, warranty, covenant or agreement of the Vendors contained in this Agreement and subject to Section 8.2.
3.2 Confidentiality
     Each party agrees to cause its respective directors, officers, employees, agents and advisors to keep in strict confidence this Agreement (and, in the case of the Purchaser only, all information with respect to the Properties including the Project Documents) until such time as the transactions contemplated by this Agreement are completed, unless otherwise required by law, including applicable securities laws and/or the rules and policies of any applicable stock exchange. If the transactions contemplated by this Agreement are not completed for any reason, this obligation of the parties shall continue and all materials delivered by the Vendors to the Purchaser hereunder shall, upon request, forthwith be returned to the Vendors by the Purchaser. Each party, without limiting its obligations hereunder, may disclose this information, on a strictly confidential basis, to its respective professional advisers, consultants and, in the case of the Purchaser, any lenders and/or co-investors proposing to finance and/or invest in the acquisition of the Purchased Assets.
3.3 Inspection
     The Purchaser and its advisors shall be entitled, upon reasonable notice to the Vendors and in accordance with the Vendors’ reasonable requirements as to security, to enter the Properties and the Building (subject to the rights of Tenants) and to carry out investigations, tests and studies of the Properties, the Building and the Mechanical Systems. The Purchaser agrees to and shall indemnify and hold harmless the Vendors and each of them from any and all costs, expenses, liability, injury, loss or damage arising out of such entry or any acts, investigations or tests carried out on the Properties pursuant thereto. In carrying out such investigations, tests and studies, the

Purchaser shall use all reasonable efforts not to disrupt or unduly interfere with the business or operations of QLT or Tenants carried on within the Properties.
3.4 Authorization
     The Vendors hereby expressly authorize the Purchaser and its agents, consultants and advisors to meet with or correspond with the appropriate statutory or governmental authorities for the purpose of verifying the accuracy of the warranties and representations contained in this Agreement, including but not limited to compliance with laws, bylaws, regulations and assessments. The Vendors will promptly at the Purchaser’s request execute and deliver any authorizations reasonably required by the Purchaser to authorize the statutory or governmental authorities to release such information to the Purchaser.
ARTICLE 4
GENERAL COVENANTS
4.1 Covenants of the Vendors
     The Vendors shall:
(a)	from and after the date of this Agreement to the Closing Date, maintain the Properties in their present condition, reasonable wear and tear excepted, and, subject to Article 5, do or cause to be done all necessary repairs and maintenance as required to effect same, take all reasonable care to protect and safeguard the Properties, and operate and otherwise deal with the Properties as a careful and prudent owner would do and in such a manner that the warranties and representations in Section 8.1 remain true and correct in all material respects; provided that the Vendors shall not be obliged to make capital repairs to the Properties except in case of emergency;

(b)	maintain in full force and effect the existing insurance coverage in respect of the Properties until the Closing Date;

(c)	observe and perform all of the landlord’s obligations under the Leases and diligently enforce all of the landlord’s rights and remedies thereunder;

(d)	take or cause to be taken all proper steps and actions and corporate proceedings to enable QLT to vest a good and marketable title to the Purchased Assets in the Purchaser free and clear of all liens, encumbrances, defects in title, equities or claims of every nature and kind except for Permitted Encumbrances and to enable QLT to carry out the sale of the Purchased Assets and the Vendors to execute and deliver this Agreement as valid and binding obligations of the Vendors;

(e)	maintain in all material respects present levels of consumable supplies and spare parts in the Building until the Closing Date;

(f)	pay, on or before the due date, all municipal taxes, local improvement taxes, rates, levies and assessments of every nature or kind with respect to the Properties for the 2008 calendar year that become due and payable before the Closing Date; and

(g)	as of the Closing Date, cancel or terminate at its expense all Service Contracts other than Approved Service Contracts.
4.2 Leasing Activity
(a)	The Purchaser agrees that in the period following the date of execution of this Agreement by both parties and up to the date for satisfaction or waiver of the condition referred to in Section 9.1(b), the Vendors may carry on their leasing program for the Lot F Property and the Building. The Vendors agree that they will not enter into any binding commitments with Tenants or prospective tenants for the Lot F Property and the Building or any material modification of any Lease during such period without first providing the Purchaser with a copy of any such proposed binding commitment or material modification.

(b)	If the transactions contemplated by this Agreement are completed, the Purchaser will assume all such commitments from and after the Closing Date and will fully perform the obligations of the Vendors pursuant to such commitments, including honouring obligations to provide any tenant inducements to the Tenants or prospective tenants of the Lot F Property and the Building, and being responsible for all commissions that are payable and all landlord’s work thereunder and the same will not be subject to adjustment on closing, except that, if the term of any new lease commences prior to the Closing Date, then the responsibility for any related tenant inducements (including landlord’s work) and commissions will be pro-rated between QLT and the Purchaser on the basis of the number of months of the initial term of such lease prior to the Closing Date (as for QLT) and the number of months of the initial term of such lease after the Closing Date (as for the Purchaser), and the same will be subject to adjustment on closing.

(c)	The Vendors agree that after the condition referred to in Section 9.1(b) is satisfied or waived by the Purchaser, the Vendors will not enter into any binding commitments with Tenants or prospective tenants for the Lot F Property or the Building or any material modification of any Lease without the Purchaser’s prior written approval, which approval may be withheld in the Purchaser’s sole and absolute discretion.

(d)	The Vendors agree that if they carry on the leasing program, they will do so in good faith in the ordinary course following the date of execution of this Agreement by both parties and will only consider commitments with tenants and prospective tenants which are consistent with market driven leasing arrangements in the Vancouver market.
4.3 Estoppel Certificates
     The Vendors shall use all reasonable commercial efforts to obtain and deliver to the Purchaser prior to the completion of the purchase and sale of the Purchased Assets, Estoppel Certificates executed by all Tenants. To the extent that the Vendors are unable to obtain and deliver to the Purchaser prior to the Closing Date Estoppel Certificates despite using all reasonable commercial efforts to obtain the same, QLT will execute and deliver to the Purchaser on the Closing Date certificates of QLT for such Tenants certifying the information that would have been in the applicable Estoppel Certificates (the “Replacement Estoppel Certificates”). The

Replacement Estoppel Certificates will be deemed for all purposes to be a representation and warranty hereunder by QLT of the truth and accuracy of the matters set forth in the Replacement Estoppel Certificates, subject to the limitations set forth in Sections 8.2 and 11.2. The Purchaser shall, for a period of sixty (60) days after the Closing Date, return to QLT any Replacement Estoppel Certificate (which shall be deemed null and void except in the case of a material conflict of information contained in the Estoppel Certificate and the Replacement Estoppel Certificate) for which QLT delivers to the Purchaser an Estoppel Certificate in accordance with this Section 4.3 for the same Lease.
4.4 Approved Service Contracts
     The Purchaser shall deliver to QLT on or before the date for satisfaction or waiver by the Purchaser of the condition set out in Section 9.1(b), a list of those Service Contracts (if any), other than the Natural Gas Supply and Management Services Agreement dated May 1, 2003 among QLT and Direct Energy Marketing Limited, and the HVAC Service Agreement dated December 17, 2007 among QLT and Trane British Columbia, that the Purchaser wishes to include in the Approved Service Contracts.
4.5 QLT Security Documents
     QLT and the Purchaser shall each negotiate in good faith with the intent of settling on or before August 7, 2008 the forms of the QLT Security Documents. The parties acknowledge that the Purchaser’s first mortgage lender will require a priority and standstill agreement with QLT as second mortgagee and QLT and the Purchaser agree to negotiate in good faith with the intent of settling on or before August 7, 2008 the form of such agreement.
4.6 QLT Lease
     The Purchaser agrees to grant to QLT on the Closing Date a lease of premises in the Building in the form of the lease settled between the Purchaser and QLT, subject to no encumbrances except the Permitted Encumbrances, security documents for first mortgage financing of the Purchaser not to exceed $33,000,000.00 in principal amount, and the QLT Mortgage, provided QLT may at its sole option require that such lease be in registrable form, and QLT may further elect that the parties also negotiate and settle a short form of the lease for registration purposes (such lease, together with such short form if QLT so elects are together, the “QLT Lease” and, if QLT so elects, such short form is called the “Short Form QLT Lease”).
4.7 First Mortgage Financing
     The Purchaser shall forthwith commence to carry out all actions required to complete the due diligence and legal documentation for the Purchaser’s first mortgage financing for the Lot F Property and the first mortgage financing for the Lot 1 Property, notwithstanding that the Purchaser may not have received a commitment letter for such financing.
ARTICLE 5
RISK
5.1 Risk and Purchaser’s Election
     The Properties shall be at the risk of the Vendors until the completion of the sale and purchase contemplated by this Agreement and, if there is any material damage to the Building or the Mechanical Systems occurring before that time, the Purchaser shall elect, no later than seven (7) days after receiving written notice from QLT of the occurrence of such event (and in any event prior to the Closing Date) by notice in writing, either:
(a)	to terminate this Agreement, in which case the Deposit together with accrued interest will be paid to the Purchaser in accordance with Section 2.3(b) and neither the Vendors nor the Purchaser shall have any further obligation hereunder; or

(b)	to complete the transactions contemplated by this Agreement.
QLT shall give to the Purchaser prompt written notice of the occurrence of any material damage to the Building or the Mechanical Systems. Failure by the Purchaser to so elect within the time provided above shall be deemed to be an election to complete the transactions contemplated by this Agreement. For the purpose of this Section, material damage means loss or damage to or destruction of the Building or the Mechanical Systems to such an extent in either event that a quantity surveyor engaged by QLT certifies that the replacement or repair thereof cannot be completed for a cost of less than $2,000,000.00.
5.2 Insurance Proceeds
     The amount of any insurance proceeds in connection with loss or damage occurring prior to the passing of risk and not applied by the Vendors or the insurer to the cost of repairs, shall, if the Purchaser elects or is deemed to have elected to complete, be assigned to and be payable to the Purchaser.
ARTICLE 6
ADJUSTMENTS AND RELATED MATTERS
6.1 Adjustments
     Adjustments will be made in accordance with the following provisions:
(a)	except as otherwise provided herein, all adjustments, both incoming and outgoing, with respect to the Properties, including taxes, utilities, rents, common area and operating expenses, deposits and interest thereon, tenant allowances, tenant recharges, fuel, licences, insurance, audit costs, payments under Approved Service Contracts and other items normally adjusted between a vendor and purchaser in the sale of similar properties shall be adjusted as of the Closing Date so that QLT will bear and pay all expenses and receive all income related to the Properties prior to the Closing Date and the Purchaser will bear and pay all expenses and receive all income related to the Properties from and including the Closing Date;

(b)	QLT will remain liable to remit, in accordance with Part IX of the Excise Tax Act (Canada), any goods and services tax exigible on taxable supplies made by QLT and that became payable (as contemplated in Section 168 of the Excise Tax Act (Canada)) prior to the Closing Date;

(c)	QLT shall not be credited with arrears of rent or other charges owed by Tenants as of the Closing Date, except that QLT shall be credited for arrears of rent and any other charges owed by any Tenant as of the Closing Date in respect of the then current month so long as such Tenant is not then in arrears for any previous month;

the Purchaser and QLT each agree to cooperate with the other in respect of the collection of any then current arrears (including the full amount of any unpaid federal goods and services tax payable by the Tenants on such arrears). QLT shall provide the Purchaser with detailed information as to the determination of the amount of such arrears, and the Purchaser shall take reasonable steps in order to collect such arrears as soon as may be practicable. If and when the Purchaser collects any such arrears the Purchaser will remit to QLT that portion due to QLT in respect of the period prior to the dates of adjustment for the respective components of such arrears, less any reasonable third party collection costs. For greater certainty, QLT will be entitled to receive the full amount of goods and services tax paid on arrears by the Tenants if such goods and services tax became payable (as contemplated in Section 168 of the Excise Tax Act (Canada)) prior to the Closing Date. Payment of rents and recoveries shall be applied first to current rents and recoveries and the excess to the latest arrears. QLT shall be entitled to attempt to collect any such arrears the Purchaser has not collected within three (3) months after the Closing Date, provided that it shall not be entitled to terminate any Tenant’s lease or seize any of the Tenant’s property on the Tenant’s premises;

(d)	although the Purchaser will be entitled, subject to QLT’s right under Section 6.1(c), to collect all rentals and other recoveries after the Closing Date whether applicable to periods prior to or after the Closing Date, the Purchaser and QLT agree to receive in trust and promptly remit to the other that portion of any rentals or recoveries received by it as would reasonably be expected to be credited to or by the other party hereunder on a subsequent adjustment, subject to the provisions of Section 6.1(c). Any rents and recharges received by QLT and designated by a Tenant or other occupant to be applied to a period ending after the date of adjustment for the subject matter of such arrears will be promptly paid or endorsed over to the Purchaser; and

(e)	if any dispute arises with regard to the adjustments referred to in Article 6 either before or after the Closing Date, the matter in dispute will be referred in the first instance to the auditors of the Purchaser and the auditors of QLT for determination. If such auditors cannot agree on a determination of the matter in dispute within thirty (30) days following the reference to them, the matter in dispute will be referred to a single arbitrator under the Commercial Arbitration Act (British Columbia) or any successor legislation then in effect in British Columbia. QLT and Purchaser will make any references mentioned herein expeditiously and will share all arbitration costs equally.
6.2 Further Adjustments
     A further adjustment with respect to the matters set forth in Section 6.1 which could not be finally adjusted on the Closing Date will be made no later than six (6) months after the Closing Date.
6.3 Adjustment Determination
     Both before and after the Closing Date, QLT and the Purchaser will use their best efforts to determine all adjustments.

6.4	Tenant Inducements and Rent-Free Periods
     Any existing free-rent periods or other existing tenant inducements or leasing commissions occurring after the Closing Date (but excluding any of the same that arise out of commitments entered into by the Vendors pursuant to Section 4.2 except as provided therein) shall be set out in the tenancy schedule delivered to the Purchaser as part of the Project Documents and determined on the Closing Date and the applicable amounts so determined shall be present valued at a discount rate of six percent (6%) per annum and the discounted amount shall be the responsibility of QLT and paid by way of adjustment in favour of the Purchaser on the Closing Date. The Purchaser shall indemnify and save harmless QLT from and against any and all claims, charges, costs, expenses and liabilities that QLT may at any time suffer or incur as a result of any failure by the Purchaser to pay or perform any such free-rent periods, tenant inducements or leasing commitments so adjusted.
ARTICLE 7
POSSESSION
7.1	Possession
     The Purchaser shall, upon completion of the sale and purchase, and subject to the Permitted Encumbrances, the Leases, any commitments entered into by the Vendors in accordance with Section 4.2, and the QLT Lease, have possession of the Properties.
ARTICLE 8
REPRESENTATIONS AND WARRANTIES
8.1	Vendors’ Representations and Warranties
     QLT hereby represents and warrants to the Purchaser, regardless of any independent investigations that the Purchaser may cause to be made, that:
(a)	QLT is a duly incorporated and validly existing company in good standing under the laws of the Province of British Columbia and has the corporate power and capacity to own its interest in the Properties and to carry on its business;

(b)	each Nominee is a duly incorporated and validly existing company in good standing under the laws of the Province of British Columbia and has the corporate power and capacity to hold legal title to the Lot F Property, in the case of the Lot F Nominee, and the Lot 1 Property, in the case of the Lot 1 Nominee, in trust for QLT and to carry on its business;

(c)	none of QLT nor the Nominees are a non-resident of Canada within the meaning of the Income Tax Act (Canada);

(d)	by the Closing Date, all necessary corporate action on the part of the Vendors will have been taken to authorize and approve the completion of the transactions contemplated by this Agreement;

(e)	none of the Vendors has any indebtedness or liability to any person, firm or corporation that might now or hereafter constitute a lien, charge or encumbrance on the Purchased Assets or that would affect the Purchaser’s right, from and after the

Closing Date, to own, occupy (subject to the Leases and the QLT Lease) and obtain revenue from the Properties, other than Permitted Encumbrances;
(f)	subject to obtaining any required consents to the assignment of the Approved Service Contracts, neither the execution of this Agreement nor the completion of the transactions contemplated hereby will conflict with or result in a breach of the respective constating documents of any of the Vendors nor constitute a breach of, default under, or acceleration of any obligation under, or constitute any event which, with the giving of notice or lapse of time or otherwise, would constitute a breach of, default under, or acceleration of any obligation under, any indenture, mortgage, deed of trust or any other agreement to which any of the Vendors is a party or by which any of them is bound or to which any of their assets are subject (including the Declarations of Trust);

(g)	there is no action, suit, claim, arbitration, judgment, investigation or proceeding outstanding or pending or, to the knowledge of the Vendors, threatened against or affecting any of the Vendors and pertaining to the Purchased Assets or any part thereof at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or authority;

(h)	QLT has a good and marketable beneficial title to the Properties, legal title to which is held by the Lot F Nominee, in the case of the Lot F Property, and by the Lot 1 Nominee, in the case of the Lot 1 Property, each as nominee and bare trustee for QLT pursuant to the Declarations of Trust, free and clear of all liens, charges and encumbrances except the Permitted Encumbrances;

(i)	the Permitted Encumbrances described in Schedule C are in full force and effect and have not been further amended, none of the Vendors is in default thereunder, no other party is, to the knowledge of the Vendors, in default thereunder and there are no existing disputes thereunder;

(j)	all municipal taxes, local improvement taxes, rates, levies and assessments of every nature and kind with respect to the Properties for the 2007 calendar year and all preceding calendar years, have been paid in full and, except as provided in the Permitted Encumbrances described in Schedule C, none of the Vendors has, in connection with the Properties, any present or future obligation to pay monies to any statutory authority in connection with off-site roads, services, utilities or similar services or to construct or provide off-site roads, services, utilities or similar services in connection with the Properties;

(k)	none of the Vendors is a party to or bound by any collective bargaining agreements or any agreements with a trade union by which the Purchaser will be bound by virtue of acquiring the Purchased Assets, and there are no employees of the Vendors with respect to whom the Purchaser will assume or incur any responsibility or liability by virtue of acquiring the Purchased Assets;

(l)	with respect to the Properties:
(i)	to the best of the knowledge of the Vendors, the Building is not subject to any outstanding work order or notice of defect or non-compliance from any provincial or municipal board or official or Board of Fire Underwriters or like authority;
(ii)	except as disclosed in the Project Documents, none of the Vendors has received any Notice from any governmental authority of non-compliance with respect to Environmental Laws;

(iii)	except as disclosed in the Project Documents, the Vendors have not at any time received, handled, generated, used, stored, deposited, treated, transported or disposed of any Hazardous Waste on the Lot F Property, the Lot 1 Property or within the Building except in compliance with all applicable Environmental Laws; and

(iv)	except as disclosed in the Project Documents, none of the Vendors has received any Notice from any governmental authority that requires any remedial action to be conducted or any works to be undertaken with respect to environmental contamination of the Lot F Property, the Lot 1 Property or the Building;
(m)	the Included Chattels are free and clear of all liens, charges and encumbrances;

(n)	none of the Vendors has received any Notice from any governmental authority or has any knowledge of any intention of any statutory authority to expropriate all or any part of the Properties;

(o)	none of the Vendors has received any Notice from any governmental authority of any intention of the applicable municipal authority to alter its zoning bylaw or official community plan, if any, so as to affect or potentially affect in a detrimental manner the Properties or the use thereof;

(p)	there are no claims, actions or proceedings pending or, to the knowledge of the Vendors, threatened, in law or in equity, that would materially interfere with the use and enjoyment of the Properties or the occupancy or use of all or any part of the Properties by the Purchaser or any Tenant or QLT under the QLT Lease or that could affect the Purchaser’s right to own, occupy and obtain revenue from the Properties;

(q)	with respect to the Leases:
(i)	the Leases constitute all leases, agreements to lease, and other rights in existence on the date of this Agreement, either written or oral, under which any person, firm or corporation has any right to lease, use or occupy any portion of the Lot F Property or the Building in the nature of a tenancy or licence and all Tenants are at arm’s length from the Vendors;

(ii)	save for the current month’s rent, there are no deposits, prepaid rents or other prepaid expenses which have been received from any Tenants except as set forth in the Project Documents;

(iii)	the copies of the Leases which the Vendors will be making available to the Purchaser for review are true copies thereof;

(iv)	the Leases are good, valid and subsisting and enforceable against the Tenants, and are, to the best of the knowledge of the Vendors, in good standing except as specifically set forth in the Project Documents, and there are no existing disputes thereunder, and none of the Vendors has received any notice from any Tenant alleging any default by the Vendors or requiring the Vendors to take any action not taken, and except as set forth in the Project Documents the Leases have not been modified, extended, renewed or, to the knowledge of the Vendors assigned by any Tenant, and the Leases constitute the whole of the respective agreements of the Vendors or any of them with the Tenants with respect to the occupancy of the Lot F Property and the Building by the Tenants;

(v)	the Vendors have observed and performed in substantially all respects all of the landlord’s covenants set forth in the Leases;

(vi)	neither the Leases nor the rents payable under them have been assigned by the Vendors and none of the Tenants have any presently enforceable rights or claims to set off or abatement with respect to future rents except as set forth in the Leases;

(vii)	none of the Tenants are entitled to any capital contributions, tenant allowances, inducements, or concessions which have not been fully paid or satisfied by the Vendors except as set forth in the Project Documents, and none of the Vendors is obliged to pay any Tenants for improvements, fixtures or equipment during or on termination of any term or renewal thereof except as set forth in the Leases;

(viii)	the Tenants have each taken possession of the premises demised by their respective Leases and are paying regular instalments of monthly rent in accordance with the terms of their respective Leases; and

(ix)	none of the Vendors has received any Notice indicating that the Tenants do not operate their premises and their businesses within the Lot F Property and the Building pursuant to all validly issued and required licences and entirely in accordance with all lawful requirements of all applicable statutory authorities;
(r)	the Service Contracts which the Vendors will deliver to the Purchaser pursuant to Section 3.1 constitute all of the Service Contracts respecting the Properties and set forth the whole of the agreements between the Vendors or any of them and the other parties thereto and there is no default thereunder;

(s)	the operating budget, operating expense summaries and capital improvement summaries included with the Project Documents present fairly the expenses relating to the Properties for the periods reported on;

(t)	the Lot F Nominee has no beneficial interest in the Lot F Property and has carried on no business or activity of any kind whatsoever other than holding legal title to the Lot F Property in trust for QLT and dealing with the Lot F Property on behalf of and as directed by QLT, and the Lot 1 Nominee has no beneficial interest in the Lot 1 Property and has carried on no business or activity of any kind whatsoever other than holding legal title to the Lot 1 Property in trust for QLT and dealing with the Lot 1 Property on behalf of and as directed by QLT;
(u)	the aggregate value of the Purchased Assets, determined in relation to the transactions contemplated by this Agreement as of the time and in the manner prescribed by the Notifiable Transactions Regulations pursuant to the Competition Act, is less than $50,000,000;

(v)	QLT is the sole beneficial owner of the Shares and such Shares are free and clear of all liens, charges, options and encumbrances except any of the nature described in subsection (f) of the definition of Permitted Encumbrances;

(w)	no person has any rights to acquire any shares in the capital of the Nominees, except for the Purchaser under this Agreement;

(x)	the Nominees have not filed tax returns for Income Tax, Capital Tax or GST, have no liability for payment of any such taxes, and no assessment for such taxes has ever been levied against either of the Nominees;

(y)	on the Closing Date, the Lot F Nominee will have no assets other than bare legal title to the Lot F Property, and will have no liabilities except:
(i)	liabilities for the current year’s property taxes and other assessments with respect to the Lot F Property which are the responsibility of QLT as beneficial owner of the Lot F Property and are adjusted pursuant to Article 6 on the Closing Date;

(ii)	liabilities under the Permitted Encumbrances relating to the Lot F Property;

(iii)	liabilities to the Purchaser under this Agreement; and

(iv)	liabilities incurred with respect to the Lot F Property as registered owner thereof (subject to the other provisions of this Agreement including the other provisions of this Section 8.1 and Section 8.3);
(z)	on the Closing Date, the Lot 1 Nominee will have no assets other than bare legal title to the Lot 1 Property, and will have no liabilities except:
(i)	liabilities for the current year’s property taxes and other assessments with respect to the Lot 1 Property which are the responsibility of QLT as beneficial owner of the Lot 1 Property and are adjusted pursuant to Article 6 on the Closing Date;

(ii)	liabilities under the Permitted Encumbrances relating to the Lot 1 Property;

(iii)	liabilities to the Purchaser under this Agreement; and

(iv)	liabilities incurred with respect to the Lot 1 Property as registered owner thereof (subject to the other provisions of this Agreement including the other provisions of this Section 8.1 and Section 8.3);
     and

(aa)	there is no action or proceeding of any kind pending or, to the knowledge of QLT, threatened against any of the Vendors which might materially affect the ability of QLT to carry out the terms of this Agreement.
8.2	Survival of Warranties and Representations
     The representations and warranties contained in Section 8.1 shall survive the Closing Date and shall continue in full force and effect for the benefit of the Purchaser for a period of twenty-four (24) months after the Closing Date, notwithstanding any independent inquiry or investigation by the Purchaser. Notice of any claim by the Purchaser for breach of representation or warranty must be made in writing no later than twenty-four (24) months after the Closing Date. QLT shall have no liability to the Purchaser whatsoever for the inaccuracy or breach of any representation or warranty to the extent that the Purchaser had actual knowledge of such inaccuracy or breach prior to the date on which the condition referred to in Section 9.1(b) is satisfied or waived. The Purchaser agrees to give written notice to QLT of any such inaccuracy or breach as soon as reasonably practicable after the Purchaser acquires knowledge thereof.
8.3	As Is, Where Is
     The Purchaser acknowledges and agrees as follows:
(a)	that subject to Section 8.1(l), it is the obligation of the Purchaser to satisfy itself that there is no Hazardous Waste or other hazardous substances or contamination on, in or about the Properties, and that the Vendors have no obligation to make any investigations, tests or studies with respect to the existence of any Hazardous Waste or other hazardous substances or contamination on, in or about the Properties;

(b)	that the Purchaser is purchasing the Purchased Assets in an “as is/where is” condition, that it enters into this Agreement relying entirely upon its own inspections and the representations, warranties and covenants of QLT specifically set out herein, and that there are no representations, warranties, guarantees, agreements or conditions, whether direct or collateral, or express or implied, which induced the Purchaser to enter into this Agreement or on which reliance is placed by the Purchaser, or which affect this Agreement or the Purchased Assets, other than as specifically set out in this Agreement; and

(c)	that the Purchaser is relying on its own due diligence in reviewing the Project Documents and, except as specifically set out herein, the Project Documents are not intended to constitute a representation or warranty as to any of the contents thereof on the part of the Vendors.
The Purchaser hereby waives any requirement for the Vendors to obtain or provide to the Purchaser a “site profile” for the Properties under any applicable laws.
8.4	Purchaser’s Representations and Warranties
     The Purchaser hereby represents and warrants to QLT, regardless of any independent investigations that QLT may cause to be made, that:

(a)	the Purchaser is a duly incorporated and validly existing company in good standing under the laws of British Columbia and has the power and capacity to enter into and carry out the transactions contemplated by this Agreement;

(b)	by the Closing Date, all necessary corporate action on the part of the Purchaser will have been taken to authorize and approve the execution and delivery of this Agreement and the completion of the transactions contemplated herein;

(c)	there is no action, suit, claim, arbitration, judgment, investigation or proceeding outstanding or pending or, to the Purchaser’s knowledge, threatened against the Purchaser before any court, arbiter, arbitration panel, administrative tribunal or agency which, if decided adversely to the Purchaser, might materially affect the Purchaser’s ability to perform its obligations to purchase the Purchased Assets and complete the transactions contemplated by this Agreement, and, to the knowledge of the Purchaser, no state of facts exists which could constitute the basis of any such action, suit, claim, arbitration, judgment, investigation or proceeding;

(d)	neither the execution of this Agreement nor the completion of the transactions contemplated hereby will constitute a breach of, default under, or acceleration of any obligation under, or constitute any event which, with the giving of notice or lapse of time or otherwise, would constitute a breach of, default under, or acceleration of any obligation under any indenture, mortgage, deed of trust or other agreement to which the Purchaser is a party or by which the Purchaser is bound or to which any of the Purchaser’s assets are subject;

(e)	no consent or approval of or registration, declaration or filing with, any governmental commission, board, court or other regulatory body is required for the execution or delivery of this Agreement by the Purchaser, the validity or enforceability of this Agreement against the Purchaser, or the performance by the Purchaser of any of its obligations hereunder; and

(f)	the Purchaser is not a non-Canadian within the meaning of the Investment Canada Act (Canada).
ARTICLE 9
CONDITIONS PRECEDENT
9.1	Purchaser’s Conditions Precedent
     The Purchaser’s obligation to complete the transactions contemplated by this Agreement is subject to satisfaction of the following conditions, each of which is for the sole benefit of the Purchaser and may be waived by the Purchaser giving notice in writing to QLT of such waiver at or before the time provided for satisfaction thereof:
(a)	on or before 5:00 p.m. (Vancouver time) on August 7, 2008, the Purchaser shall have reached agreement with QLT in writing on the form of the QLT Security Documents in accordance with Section 4.5; and

(b)	on or before 5:00 p.m. (Vancouver time) on August 7, 2008, the Purchaser shall have obtained financing for the Purchased Assets on terms and conditions acceptable to the Purchaser in its sole discretion.

The Purchaser agrees to provide QLT and their agents with a weekly update on its progress in satisfying the above conditions. If any of the conditions set out above in this Section is neither satisfied nor waived by the Purchaser at or before the time provided above for satisfaction thereof, then, unless QLT and the Purchaser otherwise agree in writing, neither QLT nor the Purchaser shall have any further obligation to complete the transactions contemplated by this Agreement, and the Deposit and interest thereon shall be returned to the Purchaser in accordance with Section 2.3(b), without prejudice to any other rights of the parties under or pursuant to this Agreement.
9.2	Purchaser’s Closing Conditions
     The Purchaser’s obligation to complete the transactions contemplated by this Agreement is subject to satisfaction of the following conditions, each of which is for the sole benefit of the Purchaser and may be waived by the Purchaser giving notice in writing to QLT of such waiver at or before the time provided for satisfaction thereof:
(a)	at the time for commencement of closing on the Closing Date, the representations and warranties of QLT contained in Section 8.1, save as contemplated herein and subject to Section 8.2, shall be true on and as of the Closing Date in all material respects with the same effect as though such representations and warranties had been made on and as of the Closing Date; and

(b)	at the time for commencement of closing on the Closing Date, all of the covenants and agreements of QLT to be performed at or before such time pursuant to this Agreement shall have been duly performed in all material respects.
If any of the conditions set out above in this Section is neither satisfied nor waived by the Purchaser at or before the time provided above for satisfaction thereof, then, unless QLT and the Purchaser otherwise agree in writing, the Purchaser shall either:
(c)	complete the transactions contemplated by this Agreement notwithstanding the non-satisfaction of the condition or conditions, in which event such completion shall constitute a waiver of such condition or conditions to the extent not satisfied as conditions of closing, but any such waiver and completion shall be without prejudice to any of the Purchaser’s other rights under this Agreement; or

(d)	by notice in writing to QLT, elect not to complete the transactions contemplated by this Agreement, in which event the Deposit plus accrued interest shall be returned to the Purchaser in accordance with Section 2.3(c), without prejudice to any other rights of the Purchaser under or pursuant to this Agreement.
9.3	Satisfaction of Conditions Precedent
     The Purchaser will use all reasonable commercial efforts to facilitate the satisfaction of the conditions set forth in Sections 9.1 and 9.2.
9.4 Vendors’ Condition Precedent
     QLT’s obligation to complete the transactions contemplated by this Agreement is subject to satisfaction of the following condition, which is for the sole benefit of QLT and may be waived by QLT giving notice in writing to the Purchaser of such waiver at or before the time provided for satisfaction thereof, namely, that on or before 5:00 p.m. (Vancouver time) on August 7, 2008,

QLT shall have reached agreement with the Purchaser in writing on the form of the QLT Security Documents in accordance with Section 4.5. If this condition is neither satisfied nor waived by QLT at or before the time provided above for satisfaction thereof, then, unless QLT and the Purchaser otherwise agree in writing, neither QLT nor the Purchaser shall have any further obligation to complete the transactions contemplated by this Agreement, and the Deposit and interest thereon shall be returned to the Purchaser in accordance with Section 2.3(b), without prejudice to any other rights of the parties under or pursuant to this Agreement.
9.5	Vendors’ Closing Conditions
     QLT’s obligation to complete the transactions contemplated by this Agreement is subject to satisfaction of the following conditions, each of which is for the sole benefit of QLT and may be waived by QLT giving notice in writing to the Purchaser of such waiver at or before the time provided for satisfaction thereof:
(a)	at the time for commencement of closing on the Closing Date, the representations and warranties of the Purchaser contained in Section 8.4 shall be true on and as of the Closing Date in all material respects with the same effect as though such representations and warranties had been made on and as of the Closing Date; and

(b)	at the time for commencement of closing on the Closing Date, all of the covenants and agreements of the Purchaser to be performed at or before such time pursuant to this Agreement shall have been duly performed in all material respects.
If any of the conditions set out above in this Section is neither satisfied nor waived by QLT at or before the time provided above for satisfaction thereof, then, unless QLT and the Purchaser otherwise agree in writing, QLT shall either:
(c)	complete the transactions contemplated by this Agreement notwithstanding the non-satisfaction of the condition or conditions, in which event such completion shall constitute a waiver of such condition or conditions to the extent not satisfied as conditions of closing, but any such waiver and completion shall be without prejudice to any of QLT’s other rights under this Agreement; or

(d)	by notice in writing to the Purchaser, elect not to complete the transactions contemplated by this Agreement, in which event the Deposit plus accrued interest shall be paid to QLT in accordance with Section 2.3(d), without prejudice to any other rights of QLT under or pursuant to this Agreement.
9.6	Nature of Conditions
     The Vendors and the Purchaser acknowledge and agree that although the obligations of the parties to complete the transactions contemplated by this Agreement are subject to satisfaction or waiver of the conditions set forth in Sections 9.1, 9.2, 9.4 and 9.5, those conditions are not conditions to there being a binding agreement between the parties, and until the time limited for satisfaction or waiver of such conditions has expired, this Agreement is not void, voidable, revocable or, except for default or as otherwise expressly provided in this Agreement, capable of being terminated, by any of the parties hereto, by reason only that any such condition has been neither satisfied nor waived. Without limiting the generality of the foregoing, each party acknowledges the receipt of $10.00 and other good and valuable consideration paid by the other parties in consideration of the recipient not revoking its execution and delivery of this Agreement, except for default or as otherwise expressly provided in this Agreement, while this Agreement remains subject to the conditions set forth in Sections 9.1, 9.2, 9.4 and 9.5.
ARTICLE 10
CLOSING
10.1	Closing
     Unless otherwise agreed between the Vendors’ Solicitors and the Purchaser’s Solicitors, the closing of the purchase and sale of the Purchased Assets shall commence a 9:00 a.m. (Vancouver time) on the Closing Date in the offices of the Vendors’ Solicitors, at 25th Floor, 700 West Georgia Street, Vancouver, British Columbia.
10.2	Vendors’ Closing Documents
     Before the Closing Date, QLT will deliver to the Purchaser’s Solicitors, to be held in escrow as hereinafter provided, the following:
(a)	a transfer to the Purchaser of QLT’s beneficial interest in the Properties duly executed by QLT;

(b)	[not used]

(c)	the Assignment of Leases, duly executed by QLT;

(d)	the Assignment of Approved Service Contracts, duly executed by QLT;

(e)	the QLT Lease, duly executed by QLT as tenant;

(f)	a bill of sale absolute conveying to the Purchaser the Included Chattels and the interest of QLT in the Project Documents to the extent such interest is transferrable, duly executed by QLT;

(g)	a certificate dated the Closing Date of a responsible officer of QLT having knowledge of the facts certifying that to the knowledge of such officer the representations and warranties set out in Section 8.1 are true and correct as at the Closing Date in all material respects and that the Vendors’ covenants and agreements to be observed or performed before the closing on the Closing Date pursuant to this Agreement have been duly observed and performed in all material respects, in each case with particulars of any applicable exceptions;

(h)	a statement of adjustments approved by QLT;

(i)	agreements between QLT and the Nominees as follows:
(i)	an agreement between QLT and the Lot F Nominee, duly executed by QLT and the Lot F Nominee, containing a written direction from QLT to the Lot F Nominee that, from and after the Closing Date, the Lot F Nominee will hold legal title to the Lot F Property in trust for the Purchaser, containing a release by the Lot F Nominee of all claims against QLT under the Lot F Declaration of Trust, and terminating the Lot F Declaration of Trust; and

(ii)	an agreement between QLT and the Lot 1 Nominee, duly executed by QLT and the Lot 1 Nominee, containing a written direction from QLT to the Lot 1 Nominee that, from and after the Closing Date, the Lot 1 Nominee will hold legal title to the Lot 1 Property in trust for the Purchaser, containing a release by the Lot 1 Nominee of all claims against QLT under the Lot 1 Declaration of Trust, and terminating the Lot 1 Declaration of Trust;”;
(j)	resolutions of the directors of the Lot F Nominee authorizing the transfer of the Shares in the capital stock of the Lot F Nominee to the Purchaser, the registration of such Shares in the name of the Purchaser and the issuance of a new share certificate representing such Shares in the name of the Purchaser;

(k)	resolutions of the directors of the Lot 1 Nominee authorizing the transfer of the Shares in the capital stock of the Lot 1 Nominee to the Purchaser, the registration of such Shares in the name of the Purchaser and the issuance of a new share certificate representing such Shares in the name of the Purchaser;

(l)	the share certificate(s) representing all the Shares in the capital stock of the Lot F Nominee, duly endorsed for transfer to the Purchaser and duly executed share certificates in the name of the Purchaser representing all such Shares;

(m)	the share certificate(s) representing all the Shares in the capital stock of the Lot 1 Nominee, duly endorsed for transfer to the Purchaser and duly executed share certificates in the name of the Purchaser representing all such Shares;

(n)	resignations in writing of the current directors and officers of each of the Nominees;

(o)	minute books for the Nominees (to the extent not previously delivered to the Purchaser’s Solicitors) and the seals of the Nominees;

(p)	a notice from QLT, the Lot F Nominee and the Purchaser to the Tenants giving notice of the sale of the Shares in the capital of the Lot F Nominee, the Lot F Property and the Building and directing that rent and all other amounts payable to the Landlord under the Leases be paid to the Purchaser or as the Purchaser may direct, duly executed by QLT;

(q)	the Estoppel Certificates required pursuant to Section 4.3 (and, if required, the Replacement Estoppel Certificates); and

(r)	such further documents, certificates and assurances of QLT as may be requisite in the reasonable opinion of the Purchaser’s Solicitors to complete the transactions contemplated by this Agreement and for more perfectly and absolutely assigning, transferring, assuring to and vesting in the Purchaser, title to the Purchased Assets, free and clear from all claims, liens, charges, encumbrances and caveats other than the Permitted Encumbrances, provided that the Purchaser’s Solicitors have prepared and delivered them to the Vendors’ Solicitors at least five (5) Business Days prior to the Closing Date.

10.3	Purchaser’s Closing Documents
     Before the Closing Date, the Purchaser will deliver to Vendors’ Solicitors, to be held in escrow as hereinafter provided, the following:
(a)	the Assignment of Leases, duly executed by the Purchaser;

(b)	the Assignment of Approved Service Contracts, duly executed by the Purchaser;

(c)	the bill of sale absolute referred to in Section 10.2(f) which requires execution by the Purchaser, duly executed by the Purchaser;

(d)	the GST Certificate, duly executed by the Purchaser;

(e)	a general indemnity from the Purchaser in favour of Vendors with respect to matters arising from and after the Closing Date in respect of the obligations assumed by the Purchaser in Section 4.2 and in the documents referred to in Sections 10.3(a), (b), (c) and (d) above;

(f)	a certificate dated the Closing Date of a responsible officer of the Purchaser having knowledge of the facts certifying that to the knowledge of such officer the representations and warranties set out in Section 8.4 are true and correct as at the Closing Date in all material respects and that the Purchaser’s covenants and agreements to be observed or performed before the closing on the Closing Date pursuant to this Agreement have been duly observed and performed in all material respects, in each case with particulars of any applicable exceptions;

(g)	a statement of adjustments approved by the Purchaser;

(h)	resolutions of the new shareholder of the Lot F Nominee appointing new directors of the Lot F Nominee;

(i)	resolutions of the new shareholder of the Lot 1 Nominee appointing new directors of the Lot 1 Nominee;

(j)	resolutions of the new directors of the Lot F Nominee appointing new officers of the Lot F Nominee and changing the registered and records office for the Lot F Nominee to an office other than the Vendors’ Solicitors;

(k)	resolutions of the new directors of the Lot 1 Nominee appointing new officers of the Lot 1 Nominee and changing the registered and records office for the Lot 1 Nominee to an office other than the Vendors’ Solicitors;

(l)	such duly executed documents as are required for filing in the office of the Registrar of Companies (British Columbia) to effect a change of the directors of each of the Nominees and the registered and records offices for each of the Nominees from the current directors and the current registered and records offices for the Nominees to the new directors appointed for each of the Nominees and to new registered and records offices for each of the Nominees selected by the Purchaser;

(m)	the QLT Lease, duly executed by the Purchaser and the Lot F Nominee as landlord;

(n)	a notice from QLT, the Lot F Nominee and the Purchaser to the Tenants giving notice of the sale of the Shares in the capital of the Lot F Nominee, the Lot F Property and the Building and directing that rent and all other amounts payable to the Landlord under the Leases be paid to the Purchaser or as the Purchaser may direct, duly executed by the Lot F Nominee and the Purchaser;

(o)	the QLT Security Documents, duly executed by the Purchaser, the Nominees and third parties as applicable; and

(p)	such further documents, certificates and assurances of the Purchaser as may be requisite in the reasonable opinion of the Vendors’ Solicitors to complete the transactions contemplated by this Agreement, provided that the Vendors’ Solicitors have prepared and delivered them to the Purchaser’s Solicitors at least five (5) Business Days prior to the Closing Date.
10.4	Form of Documents
     All documents referred to in Sections 10.2 and 10.3 shall be in form and substance satisfactory to the solicitors for the party entitled to delivery thereof, acting reasonably, and shall be agreed to not less than five (5) Business Days prior to the Closing Date.
10.5	Payment in Trust
     On or before the Closing Date, the Purchaser will pay to the Purchaser’s Solicitors in trust the amount due to QLT pursuant to Section 2.2(c), as adjusted pursuant to Article 6, together with any other amounts payable by the Purchaser or the Purchaser’s Solicitors on or after the Closing Date pursuant to this Agreement under Sections 10.11, 11.5 and, if applicable, 11.8, less the amount to be advanced to the Purchaser on the Closing Date under any mortgage financing arranged by the Purchaser with third parties.
10.6	Registration
     Forthwith following the payment in Section 10.5 and after receipt by the Purchaser’s Solicitors of the documents referred to in Section 10.2 and after receipt by the Vendors’ Solicitors of the documents referred to in Section 10.3, and subject to the requirements of Section 10.12 being satisfied, if applicable:
(a)	the Purchaser will cause the Purchaser’s Solicitors to file in the LTO on the Closing Date any first mortgage security documents applicable to any mortgage financing arranged by the Purchaser with third parties, such financing, in the case of the Lot F Property, not to exceed $33,000,000.00 in principal amount, and in the case of the Lot 1 Property, not to exceed $5,500,000.00 in principal amount, concurrently with the filings referred to in Sections 10.6(c) and (c);

(b)	QLT will cause the Vendors’ Solicitors to file in the LTO on the Closing Date the QLT Mortgage, concurrently with and so as to follow immediately the filings referred to in Sections 10.6(a); and

(c)	if QLT elects to register the QLT Lease, QLT will cause the Vendors’ Solicitors to file in the LTO on the Closing Date the QLT Lease or the Short Form QLT Lease, as applicable, concurrently with and so as to immediately follow the filings referred to in Sections 10.6(a) and (b);
the intent being that the documents referred to in Sections 10.6 (a), (b) and (c) (if applicable) will be filed together as one package.
10.7	Closing
     Forthwith following the filings in the LTO under Section 10.6 and a post filing for registration check of title for each of the Lot F Property and the Lot 1 Property in the LTO indicating that the documents so filed have been noted on the title for the Lot F Property and the Lot 1 Property, as applicable, as pending registrations, and indicating that in the normal course of LTO procedures:
(a)	the first mortgage security documents applicable to any mortgage financing arranged by the Purchaser that have been filed for registration in the LTO pursuant to Section 10.6(a) will be registered subject only to the Permitted Encumbrances and any other charges granted by or claimed through the Purchaser;

(b)	the QLT Mortgage will be registered against title to the Lot F Property and the Lot 1 Property as follows:
(i)	in the case of the Lot F Property, subject only to Permitted Encumbrances and first mortgage financing of the Purchaser not to exceed $33,000,000.00 in principal amount; and

(ii)	in the case of the Lot 1 Property, subject only to Permitted Encumbrances and first mortgage financing of the Purchaser not to exceed $5,500,000.00 in principal amount; and
(c)	if QLT elects to register the QLT Lease, the QLT Lease or the Short Form QLT Lease, as applicable, will be registered against title to Lot F, subject to no encumbrances except the Permitted Encumbrances, security documents for first mortgage financing of the Purchaser not to exceed $33,000,000.00 in principal amount, and the QLT Mortgage;
the Purchaser will cause the Purchaser’s Solicitors to deliver to the Vendors’ Solicitors in trust on the Closing Date a wire transfer payable to the Vendors’ Solicitors in trust for the amount due to QLT pursuant to Section 2.2(c), as adjusted pursuant to Article 6, and after receipt by the Vendors’ Solicitors of such payment, the Purchaser’s Solicitors will be entitled to release the documents referred to in Section 10.2 to the Purchaser, the Vendors’ Solicitors will be entitled to release such payment and the documents referred to in Section 10.3 to QLT, and the Vendors’ Solicitors will be entitled to (and will be directed by the parties to) pay to QLT the Deposit and to release to the Purchaser all interest earned on the Deposit
10.8	Concurrent Requirements
     It is a condition of this Agreement that all requirements of Sections 10.5 to 10.7 are concurrent requirements and it is specifically agreed that nothing will be completed on the Closing

Date until everything required to be paid, executed and delivered on the Closing Date has been so paid, executed and delivered and until the Purchaser’s Solicitors have satisfied themselves as to registration and priority in accordance with Section 10.7(a) of any security documents applicable to any mortgage financing arranged by the Purchaser that have been filed for registration in the LTO in accordance with Section 10.6(a), the Vendors’ Solicitors have satisfied themselves as to registration and priority of the QLT Mortgage in accordance with Section 10.7(b), and, if QLT elects to register the QLT Lease, the Vendors’ Solicitors have satisfied themselves as to registration and priority of the QLT Lease or the Short Form QLT Lease, as applicable, in accordance with Section 10.7(c).
10.9	Discharge of Encumbrances
     If on the Closing Date there are any judgments, liens, claims of lien or any other financial charges against title to the Purchased Assets which are not Permitted Encumbrances, QLT will not be required to clear the title to the Purchased Assets prior to the receipt of the net sales proceeds of the Purchased Assets, but will be obligated to do so forthwith following receipt of such net sales proceeds and, in that event, the Purchaser’s Solicitors may pay the net sales proceeds to the Vendors’ Solicitors on the condition that the Vendors’ Solicitors undertake to forthwith pay off and discharge any such judgment, lien, claim of lien or other financial charge.
10.10	Delivery of Project Documents
     QLT will, within two (2) Business Days after of the Closing Date, deliver to the Purchaser or as the Purchaser may direct, to the extent not previously delivered:
(a)	the original Project Documents;

(b)	keys and master keys to all units and facilities of the Properties.
10.11	Goods and Services and Social Services Tax
(a)	The Purchaser represents and warrants that it will on the Closing Date be registered under Subdivision (d) of Division V of Part IX of the Excise Tax Act and will on the Closing Date provide QLT with a certificate (the “GST Certificate”) stating that the Purchaser is registered with Canada Revenue Agency for the purposes of goods and services tax (“GST”) and setting out its GST registration number.

(b)	The Purchaser agrees that, if and to the extent required under Part IX of the Excise Tax Act, it will remit directly to Canada Revenue Agency any tax that may be exigible under Part IX of the Excise Tax Act in respect of the purchase and sale of the Purchased Assets. Such tax shall be payable by the Purchaser in addition to the Purchase Price.

(c)	The Purchaser agrees that it will remit directly to the Minister of Finance any tax that may be exigible under the Social Service Tax Act (British Columbia) in respect of the purchase and sale of the Included Chattels. Such tax shall be payable by the Purchaser in addition to the Purchase Price.

(d)	The Purchaser will pay any amount required to be paid by the Purchaser pursuant to Section 10.11(b) or Section 10.11(c) to the Purchaser’s Solicitors in trust on or before the Closing Date and the Purchaser’s Solicitors will undertake to the

Vendors’ Solicitors to make the payment as required forthwith upon completion of closing as contemplated in Section 10.7.
10.12	Purchaser Financing
     If the Purchaser is relying on a new mortgage financing (other than the QLT Mortgage) to finance a portion of the Purchase Price, the Purchaser, while still required to pay the amount due to QLT pursuant to Section 2.2(c), as adjusted pursuant to Article 6, in accordance with Section 10.7 and, if applicable, Section 11.8, may wait to pay such amount to QLT until after the first mortgage security documents applicable to such new mortgage financing have been lodged for registration in the LTO in accordance with Sections 10.6(a) and 10.7(a), but only if, before such lodging, the Purchaser has:
(a)	made payment into trust in accordance with Section 10.5, and such funds paid into trust, together with the anticipated proceeds of the new mortgage financing, are sufficient to enable the Purchaser’s Solicitors to pay the amounts required to be paid by them on or after the Closing Date under this Agreement (including any amounts payable under Sections 10.7, 10.11, 11.5 and, if applicable, 11.8);

(b)	fulfilled all the new mortgagee’s conditions for funding except the lodging for registration in the LTO of the first mortgage security documents applicable to such new mortgage financing; and

(c)	made available to the Vendors’ Solicitors, an undertaking of the Purchaser’s Solicitors satisfactory to the Vendors’ Solicitors acting reasonably, to pay the amounts required to be paid by the Purchaser’s Solicitors on or after the Closing Date under this Agreement (including amounts payable under Sections 10.7, 10.11, 11.5 and, if applicable, 11.8), upon the lodging for registration in the LTO of the first mortgage security documents applicable to such new mortgage financing and the advance by the new mortgagee of the mortgage proceeds.
ARTICLE 11
GENERAL
11.1	Further Assurances
     Each of the parties shall execute and deliver all such further documents and do such further acts and things as may be reasonably required from time to time to give effect to this Agreement.
11.2	Survival
     All of the representations, warranties, covenants and agreements of the Vendors and the Purchaser contained in this Agreement will survive the closing of the purchase and sale of the Purchased Assets contemplated by this Agreement for a period of twenty-four (24) months following the Closing Date.
11.3	Entire Agreement
     This Agreement and the agreements and instruments to be executed and delivered by the parties pursuant to this Agreement constitute the entire agreement between the Vendors and the Purchaser pertaining to the purchase and sale of the Purchased Assets and the other transactions contemplated by this Agreement and supersede all prior agreements and undertakings, negotiations and discussions, whether oral or written, of the Vendors and the Purchaser pertaining to the purchase and sale of the Purchased Assets and the other transactions contemplated by this Agreement, and there are no warranties, representations, covenants or agreements between the Vendors and Purchaser pertaining to the purchase and sale of the Purchased Assets except as set forth herein and in such agreements and instruments.
11.4	Notices
     Any notice, document or communication required or permitted to be given hereunder shall be in writing and delivered by hand or sent by facsimile to the party to which it is to be given as follows:
To QLT and, until after closing, the Nominees:
QLT Inc.
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5
Attention: Cameron Nelson
Fax No.: (604) 707-7253
with a copy to:
Farris, Vaughan, Wills & Murphy LLP
25th Floor, 700 West Georgia Street
Vancouver, British Columbia
V7Y 1B3
Attention: Paul S. Richardson
Fax No.: (604) 661-9349
To the Purchaser and, after closing, to the Nominees:
Discovery Parks Holdings Inc.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6
Attention: Tom Douglas
Fax No.: (604) 734-7278

with a copy to:
Fraser Milner Casgrain LLP
15th Floor, 1040 West Georgia Street
Vancouver, British Columbia
V6E 4H8
Attention: John Third
Fax No.: (604) 683-5214
or to such other address or fax number as any party may in writing advise. Any notice, document or communication will be deemed to have been given when delivered, if delivered, and on the following Business Day after transmission if sent by facsimile.
11.5	Fees
     Each of the parties will pay its own legal fees. The Purchaser shall pay all goods and services tax, social services tax, registration fees and property transfer tax payable in connection with its purchase of the Purchased Assets and QLT will pay all costs incurred in clearing title thereto as required herein. If QLT elects to register the QLT Lease, QLT will also pay all registration fees and property transfer tax in connection with registration of the QLT Lease or the Short Form QLT Lease, as applicable,.
11.6	Real Estate Commissions
     QLT represents and warrants to the Purchaser that neither QLT nor either of the Nominees retained any agent, salesman, consultant or other third party in connection with the sale of the Purchased Assets other than Colliers Macaulay Nicolls Inc. and covenant and agree with the Purchaser that QLT will cause the Vendors’ Solicitors to pay the fee payable to Colliers Macaulay Nicolls Inc. in respect of the sale of the Purchased Assets (for certainty, excluding any leasing commissions) out of the sale proceeds. The Purchaser represents and warrants to QLT that it has not retained any agent, salesman, consultant or other third party in connection with the purchase of the Purchased Assets and that the Purchaser is not liable to pay any commission to any third party in respect of such transaction. The Purchaser covenants and agrees to indemnify and save harmless QLT from and against any real estate commissions, fees or any other payments that the Purchaser has contracted or is liable to pay in respect of the purchase of the Purchased Assets.
11.7	Time
Time shall be of the essence of this Agreement.
11.8	Tender
(a)	Any tender of documents or money may be made upon the party being tendered or upon its solicitors and money may be tendered by wire transfer or by solicitor’s certified cheque or bank draft from an Approved Financial Institution.

(b)	Subject to Section 11.8(c), but notwithstanding any other provision of this Agreement, the parties agree that, if the Purchaser is required by applicable legislation to cause the amount set out in Section 2.2(c), as adjusted, to be paid by electronic or wire transfer of funds, then:
(i)	the Purchaser will make all commercially reasonable efforts to ensure that such amount will be transferred to and received by the Vendors’ Solicitors on or before 3:00 p.m. (Vancouver time) on the Closing Date; and

(ii)	if for any reason out of the control of the Purchaser (which, for greater certainty, will not include any event which is a default by the Purchaser under this Agreement), the Purchaser cannot ensure that such an amount will be received by the Vendors’ Solicitors on or before the time and date set out in Section 11.8(b)(i), then subject to Section 11.8(c), the Purchaser will be entitled to pay such amount on or before 3:00 p.m. (Vancouver time) on the Business Day next following the Closing Date so long as, in addition to such amount, the Purchaser also pays to QLT at the same time interest on such amount, at a rate equal to the Prime Rate plus one percent (1%) per annum, for each day from and including the Closing Date to but not including the day such payment is made. “Prime Rate”, as used herein, means that variable annual rate of interest quoted by the main branch of HSBC Bank Canada, Vancouver, British Columbia, from time to time as the rate of interest used by it as a reference rate for setting rates of interest on Canadian dollar loans in Canada repayable on demand and commonly referred to by such Bank as its “prime rate”.
(c)	If the Purchaser is relying on a new mortgage financing (other than the QLT Mortgage) to finance a portion of the Purchase Price, the Purchaser shall only be entitled pursuant to Section 11.8(b) to pay the amount set out in Section 2.2(c), as adjusted, on the Business Day next following the Closing Date if, on the Closing Date, the Purchaser’s Solicitors have in their possession discharges of the security documents applicable to the Purchaser’s mortgage financing (other than the QLT Mortgage) duly executed by the mortgagee, and an amount equal to the registration fees that would be payable on registration in the LTO of such discharges, and have given the Vendors’ Solicitors an undertaking satisfactory to the Vendors’ Solicitors acting reasonably to lodge such documents for registration in the LTO and to pay the registration fees payable in respect thereof if payment of the amounts set out in Section 2.2(c), as adjusted, and interest (if applicable) is not made in accordance with Section 11.8(b) and the security documents applicable to the Purchaser’s mortgage financing are finally registered in the LTO before they can be withdrawn from the LTO by the Purchaser’s Solicitors.
11.9	Assignment
     The Purchaser shall not be entitled to assign its rights under this Agreement without the prior written consent of QLT, which consent may be arbitrarily withheld. Any approval by QLT of an assignment will be subject to the Purchaser delivering to QLT a written assumption from the assignee in favour of the Vendors pursuant to which the assignee assumes all of the obligations of the Purchaser hereunder. No assignment will relieve the Purchaser of its liability hereunder.

11.10 Enurement
     This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns permitted in accordance with Section 11.9.
11.11 Counterparts
     This Agreement may be executed in counterparts and when each party has executed a counterpart each of such counterparts shall be deemed to be an original and all of such counterparts when taken together shall constitute one and the same agreement.
11.12 Execution
     This Agreement may be executed and delivered by facsimile.
11.13 Amendment and Restatement
     This Agreement amends and restates the Original Sale and Purchase Agreement, and this Agreement shall take effect as provided at the top of page 1 of this Agreement at which time this Agreement shall govern the relationship between the parties hereto with respect to the subject matters of this Agreement, on the terms and conditions contained herein.
11.14 Conditions Precedent
     For greater certainty:
(a)	the Purchaser hereby gives notice that all the conditions that have from time to time been set out in any of Sections 9.1(a), (a.1) and (b) of the documents that comprise the Original Sale and Purchase Agreement, with the exception only of the conditions set out in Sections 9.1(a) and (b) of this Agreement, have been either satisfied or waived, and QLT hereby acknowledges receipt of such notice; and

(b)	QLT hereby gives notice that all the conditions that have from time to time been set out in Section 9.4(a) of the documents that comprise the Original Sale and Purchase Agreement, with the exception only of the condition set out in Section 9.4 of this Agreement, have been satisfied or waived, and the Purchaser hereby acknowledges receipt of such notice.

     IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

QLT INC.
Per:	/s/ Robert L. Butchofsky

560677 B.C. LTD.
Per:	/s/ Robert L. Butchofsky

630321 B.C. LTD.
Per:	/s/ Robert L. Butchofsky

DISCOVERY PARKS HOLDINGS INC.
Per:	/s/ Mark Betteridge

SCHEDULE A
ASSIGNMENT OF APPROVED SERVICE CONTRACTS
THIS AGREEMENT made as of the ___ day of ___________, 2008.
     BETWEEN:
QLT INC.
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5
(the “Vendor”)
     AND:
DISCOVERY PARKS HOLDINGS INC.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6
(the “Purchaser”)
     WHEREAS by an agreement (the “Purchase Agreement”) dated for reference •, 2008 between the Vendor and the Purchaser, the Vendor agreed to sell and the Purchaser agreed to purchase certain interests in the lands and premises at 887 Great Northern Way, Vancouver, British Columbia on the terms and conditions set forth in the Purchase Agreement.
     NOW THEREFORE THIS ASSIGNMENT WITNESSES that in consideration of the mutual covenants herein contained and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties) the Vendor and the Purchaser covenant and agree as follows:
1. Definitions
     In this Assignment:
(c)	terms which are defined in the Purchase Agreement which are used and capitalized in this Assignment shall have the respective meanings specified in the Purchase Agreement except as otherwise defined herein;

(d)	“Approved Service Contracts” means the service contracts described in Exhibit A hereto; and

(e)	“Closing Date” means •, 2008.

2. Assignment
     Subject to paragraph 4, the Vendor hereby absolutely assigns, transfers and sets over unto the Purchaser:
(a)	all of the Vendor’s right, title and interest in and to the Approved Service Contracts;

(b)	any and all payments due or accruing due or at any time after the Closing Date to become due to the Vendor under the Approved Service Contracts; and

(c)	the benefit of all warranties and covenants made or given by the parties to the Approved Service Contracts other than the Vendor;
with full power and authority to sue for damages for breach of any warranty or covenant or for specific performance of covenants in the name of the Vendor.
3. Assumption
     As of the Closing Date, the Purchaser does hereby assume those obligations of the Vendor under the Approved Service Contracts which are to be observed or performed on or after the Closing Date and which did not arise directly or indirectly as a result of a default by the Vendor occurring prior to the Closing Date (which obligations are herein called the “Assumed Obligations”) and covenants and agrees with the Vendor that from and including the Closing Date, the Purchaser will observe and perform all the Assumed Obligations and will indemnify and save harmless the Vendor from and against any and all liabilities of every nature and kind with respect to any non-performance or non-observance by the Purchaser, or any persons claiming through or under the Purchaser, of the Assumed Obligations. It is specifically understood and agreed by the Vendor that the Purchaser does not assume any obligations other than the Assumed Obligations nor does the Purchaser agree to indemnify or save harmless with respect to any of the obligations other than the Assumed Obligations.
4. Third Party Consents
     If any consent, approval, release or waiver of a third party (herein called the “Required Consent”) is required to permit the assignment and transfer by the Vendor to the Purchaser of any of the Approved Service Contracts:
(a)	the assignment and transfer of any applicable Approved Service Contract in respect of which the Required Consent has not been received on the Closing Date will not be effective until the applicable Required Consent has been received;

(b)	until such time, the Approved Service Contract in respect of which the Required Consent is required will be held by the Vendor in trust and as bare trustee for the benefit of the Purchaser;

(c)	such transfer and assignment shall take effect immediately upon the Required Consent being given; and

(d)	until such time, the Vendor and the Purchaser shall use their commercially reasonable efforts to obtain the Required Consent.
Nothing in this paragraph 4 shall relieve any of the parties from their respective obligations under paragraphs 3, 5, and 6 of this Assignment, and the provisions of paragraphs 3, 5 and 6 shall have effect as of the Closing Date as if all Required Consents to the assignment and transfer of the Approved Service Contracts had been given as of the Closing Date.
5. Further Assurances
     Each of the parties shall at all times hereafter execute and deliver all such further documents and instruments and shall do such further acts and things as may be reasonably required to give full effect to this Assignment.
6. Indemnity
     The Vendor covenants and agrees with the Purchaser that the Vendor will indemnify and save harmless the Purchaser from and against all obligations which were to be observed or performed by the Vendor under the Approved Service Contracts prior to the Closing Date and against any and all liabilities of every nature and kind under the Approved Service Contracts arising from any default of the Vendor thereunder occurring prior to the Closing Date. The foregoing indemnity will cease to be of any force or effect on that date which is twelve (12) months following the Closing Date (except in respect of any claims written notice of which has been delivered to the Vendor prior to such date).
7. Governing Law
     This Assignment shall be governed by and construed in accordance with the laws of the Province of British Columbia and of Canada applicable to the Province of British Columbia.
8. Enurement
     This Assignment shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
9. Counterparts
     This Assignment may be executed in counterparts and when each party has executed a counterpart each of such counterparts shall be deemed to be an original and all of such counterparts when taken together shall constitute one and the same agreement.

10.	Execution
     This Assignment may be executed and delivered by facsimile.
     IN WITNESS WHEREOF this Assignment has been executed as of the day and year first above written.

QLT INC.
Per:

DISCOVERY PARKS HOLDINGS INC.
Per:

EXHIBIT A
[Description of Approved Service Contracts]

SCHEDULE B
ASSIGNMENT OF LEASES
THIS AGREEMENT made as of the ___ day of ________, 2008.
BETWEEN:
QLT INC.
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5
(the “Vendor”)
AND:
DISCOVERY PARKS HOLDINGS INC.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6
(the “Purchaser”)
     WHEREAS by an agreement (the “Purchase Agreement”) dated for reference •, 2008 between the Vendor and the Purchaser, the Vendor agreed to sell and the Purchaser agreed to purchase certain interests in the lands and premises at 887 Great Northern Way, Vancouver, British Columbia on the terms and conditions set forth in the Purchase Agreement.
     NOW THEREFORE THIS ASSIGNMENT WITNESSES that in consideration of the mutual covenants herein contained and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties) the Vendor and the Purchaser covenant and agree as follows:
1. Definitions
     In this Assignment:
(a)	terms which are defined in the Purchase Agreement which are used and capitalized in this Assignment shall have the respective meanings specified in the Purchase Agreement except as otherwise defined herein;

(b)	“Closing Date” means •, 2008;

(c)	“Leases” means the leases described in Exhibit A hereto; and

(d)	“Tenants” means the tenants under the Leases.

2. Assignment
     The Vendor hereby absolutely assigns, transfers and sets over unto the Purchaser:
(a)	all of the Vendor’s right, title and interest in and to the Leases and the reversions thereof;

(b)	any and all rents or other payments due or accruing due or at any time on and after the Closing Date become due under the Leases or any extensions or renewals thereof;

(c)	the benefit of all guarantees and indemnities of the Leases; and

(d)	the benefit of all covenants by the Tenants or any covenantor of any of the Leases;
with full power and authority to demand, collect, sue for, distrain for, recover, receive and give receipts for all rents and other moneys payable thereunder to enforce payment thereof or performance of covenants in the name of the Vendor.
3. Assumption
     As of the Closing Date, the Purchaser does hereby assume those obligations of the Vendor under the Leases which are to be observed or performed on or after the Closing Date and which did not arise directly or indirectly as a result of a default by the Vendor occurring prior to the Closing Date (which obligations are herein called the “Assumed Obligations”) and covenants and agrees with the Vendor that from and including the Closing Date, the Purchaser will observe and perform all the Assumed Obligations and will indemnify and save harmless the Vendor from and against any and all liabilities of every nature and kind with respect to any non-performance or non-observance by the Purchaser, or any persons claiming through or under the Purchaser, of the Assumed Obligations. It is specifically understood and agreed by the Vendor that the Purchaser does not assume any obligations other than the Assumed Obligations nor does the Purchaser agree to indemnify or save harmless with respect to any of the obligations other than the Assumed Obligations.
4. Further Assurances
     Each of the parties shall at all times hereafter execute and deliver all such further documents and instruments, including, without limitation, agreements with Tenants covering the assumption by the Purchaser of the Assumed Obligations, and shall do such further acts and things as may be reasonably required to give full effect to this Assignment.
5. Indemnity
     The Vendor covenants and agrees with the Purchaser that the Vendor will indemnify and save harmless the Purchaser from and against all obligations which were to be observed or performed by the Vendor under the Leases prior to the Closing Date and against any and all liabilities of every nature and kind under the Leases arising from any default of the Vendor thereunder occurring prior to the Closing Date. The foregoing indemnity will cease to be of any force or effect on that date which is twelve (12) months following the Closing Date (except in respect of any claims written notice of which has been delivered to the Vendor prior to such date).
6. Governing Law
     This Assignment shall be governed by and construed in accordance with the laws of the Province of British Columbia and of Canada applicable in the Province of British Columbia.
7. Enurement
     This Assignment shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
8. Counterparts
     This Assignment may be executed in counterparts and when each party has executed a counterpart each of such counterparts shall be deemed to be an original and all of such counterparts when taken together shall constitute one and the same agreement.
9. Execution
     This Assignment may be executed and delivered by facsimile.
     IN WITNESS WHEREOF this Assignment has been executed as of the day and year first above written.

QLT INC.
Per:

DISCOVERY PARKS HOLDINGS INC.
Per:

EXHIBIT A
[Description of Leases]

C-1
SCHEDULE C
LANDS AND REGISTERED CHARGES
LOT F PROPERTY — 877 GREAT NORTHERN WAY

Legal Description	Permitted Encumbrances
City of Vancouver	Right of Way 459460M
Parcel Identifier 024-175-650	Undersurface Rights 481915M
Lot F, District Lot 264A and	Covenant BM161486
District Lot 2037, Group 1	Covenant BN334036
New Westminster District	Covenant BW46704
Plan LMP38193	Statutory Right of Way BW46705
LOT 1 PROPERTY — 801 GREAT NORTHERN WAY

Legal Description	Permitted Encumbrances
City of Vancouver	Right of Way 459460M
Parcel Identifier 025-102-419	Undersurface Rights 481915M
Lot 1, District Lots 264A and 2037	Covenant BN316004
Group 1	Covenant BR180931
New Westminster District	Covenant BR180945
Plan LMP50588	Statutory Right of Way BR180946
Restrictive Covenant BR226615
Easement BR226616
Covenant BV108681
Statutory Right of Way BV108682
Statutory Right of Way BV108683
Equitable Charge BV108684
Covenant BV108686
Statutory Right of Way BV108687
Equitable Charge BV108688
Easement and Indemnity Agreement BV108689
Statutory Right of Way BV108690
Equitable Charge BV108691
Covenant BV108692
Covenant BW46701
Statutory Right of Way BW46702
Covenant BX494384

D-1
SCHEDULE D
ESTOPPEL CERTIFICATE
TO: DISCOVERY PARKS HOLDINGS INC. (the “Purchaser”)
RE: The lease between _________________________________ and the undersigned, as tenant, dated _________ (the “Lease”) of certain premises (the “Premises”) described in the Lease which Premises are located in the building at 887 Great Northern Way, Vancouver, British Columbia (the “Property”)
We understand the Purchaser will be purchasing the Property and that the Purchaser has requested certain information concerning the Lease. In connection with this request and knowing that the Purchaser and its Lenders and its and their respective successors and assigns intend to rely on this Certificate, we certify to the Purchaser and its Lenders that:
1. The Lease has been validly executed and delivered by the undersigned, the undersigned has unconditionally accepted the possession of the Premises except as set out in item 4 of the Notes herein and the undersigned is in possession of the Premises.
2. The Lease contains the entire and only agreement between QLT Inc. and 560677 B.C. Ltd. (the “Landlord”) and the undersigned pertaining to the undersigned’s occupation of the Premises. The Lease has not been altered, amended or assigned by the undersigned nor has all or any part of the Premises been sublet by the undersigned except as set out in item 1 of the Notes herein.
3. The rent payable pursuant to the Lease has been paid through the period ending __________________, 2008. No rent is prepaid to the Landlord except for the current month’s rent nor has the undersigned deposited any security with the Landlord except as set out in item 2 of the Notes herein.
4. The undersigned is not claiming any deduction, abatement or set-off against the Landlord with respect to the undersigned’s obligations to pay rent and additional rent pursuant to the Lease except as set out in item 4 of the Notes herein.
5. The term of the Lease will end _____________________. There is no right to renew or extend the term except as set out in item 3 of the Notes herein. The monthly minimum rental is __________________. The monthly additional rent (being charged for increases in Taxes, premises HVAC charges or premises Hydro charges), exclusive of the Federal Goods and Services Tax, is presently _______________. The monthly minimum rental is calculated on the basis that the leasable area of the Premises has been accepted as being _________ square feet.
6. The Premises conform to the Landlord’s obligations under the Lease.
7. There is no existing default under the Lease on the part of the undersigned or, so far as the undersigned is aware, on the part of the Landlord.

D-2
8. The undersigned does not have any right of first refusal or option either to purchase the Property or lease any space in the Property except as set out in item 5 of the Notes herein.
9. The undersigned has no claims against the Landlord, financial or otherwise, except as set out in item 4 of the Notes herein.
NOTES:
1.	Sublet:

2.	Security Deposit:

3.	Renewals:

4.	Claims:

5.	Rights of First Refusal or Options to Purchase or Lease:

6.	Other Matters:
DATED the _________day of ____________________, 2008.

• (TENANT)
By:
Authorized Signing Officer

By:
Authorized Signing Officer

E-1
SCHEDULE E
PROJECT DOCUMENTS
To be delivered unless otherwise indicated and to the extent not already delivered.
1.	The most recent land title search reports and registered charges, liens and encumbrances.

2.	Complete executed copies of all Leases, subleases, assignments, guarantees and indemnities together with all exhibits, amendments and addenda and a copy of all current lease proposals and letters of intent.

3.	Schedule of outstanding leasing commissions, tenant allowances and inducements.

4.	Copy of current year’s operating budget for the Lot F Property and the Building.

5.	Current and last two (2) year’s operating expense summaries for the Lot F Property and the Building for years 2006 and 2007 (to be delivered).

6.	Logs relating to the Building’s operations and maintenance (to be made available).

7.	Current and last two (2) year’s property tax bills and any pending valuation adjustments and all tax appeal files (to be made available).

8.	Copies of all Service Contracts.

9.	Copies of all environmental reports.

10.	All available plans and specifications (civil, architectural, structural, mechanical, electrical and plumbing) (to be made available).

11.	All available plans and specifications relating to the Development Permit (to be made available).

12.	Copies of geotechnical report and construction testing reports (to be made available).

13.	Copies of the last two (2) years capital improvement summaries.

14.	Schedule of major building systems including chillers, boilers, roof, etc. (size, age and type) (to be made available).

15.	Copies of all Certificates of Occupancy.

16.	Inventory of Included Chattels.

17.	Inventory of Excluded Assets.

18.	Schedule of all claims and litigation affecting the Properties (if any).

19.	Copies of the Declarations of Trust.

20.	True copies of the policies of insurance carried by the Vendors in respect of the Properties (to be made available).

21.	Copy of the Development Permit.

F-1
SCHEDULE F
NOT USED

SCHEDULE G
EXCLUDED ASSETS

Current Location	Description	EL #	Quantity

Information Technology
Server Room and	All Fixtures, Equipment		all
Mechanical room

Server Room	Server Room Fiber Cabling		all
2-9D	Nortel Option 61 (PBX)		all
phone system including
phones, base stations,
switchboards and companion
wireless system

Facility	3Com Switches		all
Facility	Cisco Wireless switches		all
Facility	Cisco access points		all
Facility	Desktops, Laptops and any		all
associated peripherals
that do not control
building systems

Laboratory

2-17H	Autoclave	1770	1
2-15F	Glassware Washer (Scientek)	1253	1
2-15F	Glass Drying Oven (VWR)	1456	1
2-15F	Autoclave (AMSCO)	0077	1
2-15F	Millipore RO System	1668	1
2-23B	Millipore RO System	1050	1
2-15F	VWR Vented Hood	1757	1
2-17J	NMR		1
2- 6E	AVD		1

1-11B Core Lab	nonaffixed husbandry and		all
laboratory equipment
Facility	Chambers		all
Facility	Incubators (all )		all
Facility	Laboratory Equipment (eg		all
HPLC, Mass Specs, balance,
BSC)
1-14F, 1 — 12F Device Labs	all equipment		all
2-6G PMF	Equipment, including		all
isolators, mobile carts,
VHP generators, TCU, and
any non affixed equipment
2-6L PMF Mechanical	any non affixed equipment		all

Furniture

2-26D meeting room	8’ Boat Table and Chairs		all
2 10W meeting room	All existing furniture		all
3- 8U meeting room	5’ Round Table and chairs		all
3 — 26C meeting room	5’ Round Table and Chairs		all

Current Location	Description	EL #	Quantity

2- 10 B coffee station	All existing furniture		all
1-11U Copy Centre	All existing Furniture		all
2-8R copy room	All existing Furniture		all
G-6H Shipping	Benches		2

Various	Answer Workstations 6x8		75
Various	Pedestals		75
Various	Chairs		75

2 — 6 R IT Support Room	All furniture and shelving		All

Various	60 x 30 Grey tables		6
3-14F archives	Compact shelving		1
3- 17 D archives	Compact shelving		3
2nd floor, phase 2 1st	Metro, EZ rect Shelving		All
floor

Various	Combo Cabinets		55
Various	Tear drop tables		30
Various	Woolore desks		15
Various	DeStijl desks		40
Various	Chairs		55
Various	Guest Chair		80
Various	Pedestals		55
Various	File Cabinets 6 drawer		20
Various	File Cabinets 5 drawer (Steelcase)		115
Various	Printer stands		15
Various	book cases		50
Various	2 drawer File cabinets		12

Executive Furniture

Various	Krug		5
Various	Chairs		5
Various	CanCan Chair		10
Various	Krug combo cabinet		5
3- 12w	CEO Furniture		All

Misc

P1 Shop	Shop Compressor		1
P1 Shop	all equipment and supplies		all

Facility	Rees Monitoring System and	0227, 0087
	associated panels and probes

Cafeteria	Cappuccino Machine		1

P1 Parkade	Leased BOC Nitrogen Tank		1

Current Location	Description	EL #	Quantity

Facility	Leased Water Coolers		All
Facility	Leased photcopiers		All
Facility	All art		All

Boardroom 3rd Floor	Mesh Back Chairs		18
	Cancan Chairs		15

South West corner Lot 1	QLT Sign

Various	miscellaneous, heavily		all
used, non standard and
mismatched furniture
intended for sale at
employee garage sale to
occur prior to close
Those items identified as “excluded” on the nine plans attached to this Schedule

Plan 1 of 9
Shaded Items Excluded

Plan 2 of 9
Shaded Items Excluded

Plan 3 of 9
Shaded Items Excluded

Plan 4 of 9
Shaded Items Excluded

Plan 5 of 9
All Furniture and Chattels in Hatches Aread Excluded

Plan 6 of 9
All Furniture and Chattels in Hatched Areas Excluded

Plan 7 of 9
All Furniture and Chattels in Hatches Aread Excluded

Plan 8 of 9
Shaded Items Excluded

Plan 9 of 9
Shaded Items Excluded

EIGHTH AMENDING AGREEMENT
     THIS AGREEMENT dated for reference August 7, 2008,

BETWEEN:

QLT INC. (“QLT”)
560677 B.C. LTD. (the “Lot F Nominee”)
630321 B.C. LTD. (the “Lot 1 Nominee”)
887 Great Northern Way
Vancouver, British Columbia
V5T 4T5

(the Lot F Nominee and the Lot 1 Nominee are together, the “Nominees”, and QLT and the Nominees are together, the “Vendors”)

AND:
DISCOVERY PARKS HOLDINGS LTD.
910-1111 Melville Street
Vancouver, British Columbia
V6E 3V6

(the “Purchaser”)
     WITNESSES THAT WHEREAS:
A. The Vendors and the Purchaser entered into a Sale and Purchase Agreement dated for reference May 15, 2008, as amended by an Amending Agreement dated for reference July 4, 2008, as amended and restated by an Amended and Restated Sale and Purchase Agreement dated for reference July 11, 2008, as amended by amending agreements dated for reference July 16, 2008, July 18, 2008, July 23, 2008 and July 25, 2008, and as amended and restated by a Second Amended and Restated Sale and Purchase Agreement dated for reference July 30, 2008, for the purchase and sale of the Purchased Assets as defined therein (collectively, the “Sale and Purchase Agreement”); and
B. The Vendors and the Purchaser have agreed to amend the Sale and Purchase Agreement in certain respects as hereinafter provided;
     NOW THEREFORE in consideration of the premises and the covenants and agreements of the parties hereto as hereinafter set forth, the parties hereby covenant and agreement with each other as follows:
1. Definitions
     Capitalized words and expressions used in this Agreement that are defined in the Sale and Purchase Agreement and are not otherwise defined herein, shall have the meanings given to them in the Sale and Purchase Agreement.

2. Amendments
     The Vendors and the Purchaser agree that with effect on the date of this Agreement, the Sale and Purchase Agreement is hereby amended as follows:
(a)	by deleting the definition of “QLT Mortgage” in Section 1.1 of the Sale and Purchase Agreement and substituting therefor the following:

““QLT Mortgage” has the meaning given in subsection (a) of the definition of QLT Security Documents;”;

(b)	by deleting in Sections 2.5(b), 10.6(a) and 10.7(b)(ii) of the Sale and Purchase Agreement the amount “$5,500,000.00” and in each case substituting therefor the amount “$6,000,000.00”; and

(c)	by deleting Section 10.4 of the Sale and Purchase Agreement and substituting therefor the following:

“10.4 Form of Documents
     All documents referred to in Sections 10.2 and 10.3 (except the QLT Lease, the QLT Mortgage, the Beneficiary Authorization and Charge and the security agreement referred to in subsections (b) and (c) of the definition of QLT Security Documents, and the priority and standstill agreement referred to in Section 4.5, the forms for which have already been settled between QLT and the Purchaser), shall be in form and substance satisfactory to solicitors for the party entitled to delivery thereof, acting reasonably, and shall be agreed to not less than five (5) Business Days prior to the Closing Date.”.
3. QLT Security Documents
     QLT and the Purchaser confirm that, pursuant to Section 4.5 of the Sale and Purchase Agreement as amended hereby, QLT and the Purchaser have agreed upon the forms for the QLT Mortgage, the Beneficiary Authorization and Charge referred to in subsection (b) of the definition of QLT Security Documents contained in the Sale and Purchase Agreement as amended hereby, the security agreement referred to in subsection (c) of the definition of QLT Security Documents contained in the Sale and Purchase Agreement as amended hereby, and the form of priority and standstill agreement with the Purchaser’s first mortgage lender with respect to Lot F referred to in Section 4.5 of the Sale and Purchase Agreement as amended hereby. QLT and the Purchaser agree that the QLT Security Documents referred to in subsection (d) of the definition of QLT Security Documents contained in the Sale and Purchase Agreement as amended hereby shall be settled pursuant to Section 10.4 of the Sale and Purchase Agreement as amended hereby.
4. Conditions Precedent
     For greater certainty:
(a)	the Purchaser hereby gives notice that the conditions set out in Section 9.1 of the Second Amended and Restated Sale and Purchase Agreement dated for reference July 30, 2008 have all been satisfied, and QLT hereby acknowledges receipt of such notice; and

(b)	QLT hereby gives notice that the condition set out in Section 9.4 of the Second Amended and Restated Sale and Purchase Agreement dated for reference July 30, 2008 has been satisfied, and the Purchaser hereby acknowledges receipt of such notice.
The parties agree that there are no conditions contained in Section 9.1 or Section 9.4 of the Sale and Purchase Agreement as amended by this Agreement that have not been either satisfied or waived.
5. Further Amendment
     The Purchaser confirms that the correct name of the Purchaser is “Discovery Parks Holdings Ltd.” and the parties hereby agree that all references to “Discovery Parks Holdings Inc.” contained in the documents that comprise the Sale and Purchase Agreement and in the form of QLT Lease as previously settled, shall be deemed to refer to and are hereby amended to refer to “Discovery Parks Holdings Ltd.”. The Purchaser hereby covenants and agrees that it is and shall be bound by all the covenants, agreements, terms and conditions of the Sale and Purchase Agreement as amended by this Agreement, and all of the covenants, agreements, terms and conditions of the form of the QLT Lease as previously settled, in each case as if all the references therein to “Discovery Parks Holdings Inc.” had always been references to “Discovery Parks Holdings Ltd.”.
6. Approved Service Contracts
     Pursuant to Section 4.4 of the Sale and Purchase Agreement as amended hereby, the Purchaser confirms that it wishes to include in the Approved Service Contracts the Service Contracts listed in Schedule A to this Agreement.
7. Sale and Purchase Agreement Confirmed
     The Sale and Purchase Agreement is amended only to the extent provided in this Agreement and all the provisions of the Sale and Purchase Agreement as amended by this Agreement are confirmed and are in full force and effect. Without limiting the generality of the foregoing, time is and shall remain of the essence of the Sale and Purchase Agreement as amended by this Agreement.
8. Counterparts and Facsimile
     This Agreement may be signed in counterparts which, when each party has executed and delivered a counterpart, shall have the same effect as if the signature on such counterparts were upon the same instrument. This Agreement or any counterpart of it may be signed by a party and delivered by facsimile transmission or other form of electronic transmission and if so signed and delivered, this Agreement or such counterpart shall for all purposes be as effective as if the party had signed and delivered this Agreement or a counterpart of it bearing an original signature.
9. Enurement
     This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, subject to any terms and conditions respecting assignment contained in the Sale and Purchase Agreement, which terms and conditions shall apply equally to this Agreement.

     IN WITNESS WHEREOF the Vendors and the Purchaser have executed this Agreement by their respective authorized signatories as of the day and year first above written.

QLT INC.		560677 B.C. LTD.

Per:	/s/ Robert L. Butchofsky	Per:	/s/ Robert L. Butchofsky

630321 B.C. LTD.		DISCOVERY PARKS HOLDINGS LTD.

Per:	/s/ Robert L. Butchofsky	Per:	/s/ Mark Betteridge

SCHEDULE A
ADDITIONAL SERVICE CONTRACTS TO BE INCLUDED
IN THE APPROVED SERVICE CONTRACTS
Service Agreement dated May 16, 2008 among QLT Inc. and KSA Security Ltd.
Protective Maintenance Contract, undated among QLT Inc. and Richmond Elevator Maintenance Ltd.
Cafeteria Service Agreement dated March 13, 2001 among QLT Inc. and Compass Group Canada (1999) Ltd., dba Eurest